Registration Nos. 033-36065

811-06673

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 32	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 34	☒

(Check appropriate box or boxes.)

PARNASSUS INCOME FUNDS

(Exact Name of Registrant as Specified in Charter)

1 Market Street
Suite 1600
San Francisco, California	94105
(Address of Principal Executive Offices)	(Zip Code)

(415) 778-0200 (Registrant’s Telephone Number, including Area Code)

Copy to:

Jerome L. Dodson
Parnassus Investments	Peter D. Fetzer
1 Market Street	Foley & Lardner LLP
Suite 1600	777 East Wisconsin Avenue
San Francisco, California	Milwaukee, Wisconsin 53202
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective.

It is proposed that this filing become effective (check appropriate box):

☒	immediately upon filing pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a) (1)
☐	on (date) pursuant to paragraph (a) (1)
☐	75 days after filing pursuant to paragraph (a) (2)
☐	on (date) pursuant to paragraph (a) (2) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS	MAY 1, 2014

PARNASSUS FUNDS®

Parnassus FundSM	PARNX

Parnassus Core Equity FundSM – Investor Shares	PRBLX

Parnassus Core Equity Fund – Institutional Shares	PRILX

Parnassus Endeavor FundSM	PARWX

Parnassus Mid Cap FundSM	PARMX

Parnassus Small Cap FundSM	PARSX

Parnassus Asia FundSM	PAFSX

Parnassus Fixed Income FundSM	PRFIX

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission (SEC), and the SEC has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Prospectus • 2014	PARNASSUS FUNDS

SUMMARY SECTION

Parnassus Fund

Investment Objective

The Parnassus Fund has the overall investment objective of capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Parnassus Fund.

Parnassus Fund
Annual Fund Operating Expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.64
Distribution (12b-1) Fees	None
Other Expenses	0.22
Service Fees	0.07
All remaining other expenses	0.15
Total Annual Fund Operating Expenses	0.86

For additional information about the Parnassus Fund’s expenses, please see “Financial Highlights” in the prospectus.

Example

This example is intended to help you compare the cost of investing in the Parnassus Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$88	$274	$477	$1,061

Portfolio Turnover

The Parnassus Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 64.9% of the average value of its portfolio.

Principal Investment Strategies

The Parnassus Fund invests in undervalued stocks. This Fund follows a “contrarian” strategy of seeking to invest in stocks that are currently out of favor with the financial community and are therefore, in the opinion of the Fund’s investment adviser (Adviser), deeply undervalued. The Adviser expects that if these undervalued companies are financially strong and have good prospects for the future, they will come back into favor and increase in market value. The Parnassus Fund is a “multi-cap” fund in that it can invest in companies of any size, from larger, well-established companies to smaller companies with market capitalizations below $1 billion. The Fund invests mainly in domestic stocks of companies that are financially sound and have good prospects for the future, and to a lesser extent may also invest in foreign securities of similar companies. To determine a company’s prospects, the Adviser reviews the company’s income statement, cash flow statement and balance sheet, and analyzes the company’s sustainable strategic advantage and management team. Upon initial investment, stocks must be trading below their intrinsic value, which means that the Adviser seeks to purchase stocks trading at discounts to the Adviser’s assessment of the companies’ estimated value. The Adviser also takes environmental, social and governance factors into account in making investment decisions. The Fund will sell a security if the Adviser believes a company’s fundamentals will deteriorate or if it believes a company’s stock has little potential for appreciation.

PARNASSUS FUNDS	Prospectus • 2014

Principal Risks

All investments involve risk, and investing in the Parnassus Fund is no exception. You could lose money investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time. The Fund is intended for investors who can accept that there will be fluctuations in value. Investments in the Fund are not deposits, endorsements or guarantees of any bank and are not insured by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s principal risks include the following:

■

Stock Market Risk. The Fund invests in common stocks, whose prices fluctuate in response to the fortunes of individual companies and in response to general market and economic conditions both in the U.S. and abroad. The Fund’s holdings can vary significantly from broad stock market indices.

■

Large-Capitalization Company Risk. Large-capitalization companies may be unable to respond quickly to new competitive challenges and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

■

Small- and Mid-Capitalization Company Risk. This is a “multi-cap” fund. In addition to large-capitalization companies, the Fund may invest in small- and/or mid-capitalization companies, which can be particularly sensitive to changing economic conditions since they do not have the financial resources or the well-established businesses of large-capitalization companies. Relative to the stocks of large-capitalization companies, the stocks of small- and mid-capitalization companies are often thinly traded, and purchases and sales may result in higher transaction costs. Also, small-capitalization companies tend to perform poorly during times of economic stress.

■

Management Risk. The Adviser may be wrong in its assessment of a company’s value and/or the stocks the Fund holds may not reach what the Adviser believes are their full values. From time to time, “value” investing falls out of favor with investors, and during those periods the Fund’s relative performance may suffer.

■

Foreign Securities Risk. The Fund may invest up to 20% of its assets in foreign securities. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market.

Performance Information

The bar chart and table that follow contain information that allows you to evaluate the Parnassus Fund’s performance using several measures, such as yearly changes in performance, best and worst quarterly returns, and average annual total returns before and after taxes compared to a broad measure of market performance. How the Fund performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available on the Fund’s website, www.parnassus.com, or by calling toll-free at (800) 999-3505.

During the ten-year period shown in the bar chart, the highest return for a quarter was 19.9% (quarter ended September 30,
2009), and the lowest return for a quarter was a loss of 26.6%
(quarter ended December 31, 2008).

Below is a table comparing the performance of the Parnassus
Fund with that of the S&P 500 Index and the Lipper Multi-Cap
Core Average. Figures are average annual returns for the one-, five- and ten-year periods ended December 31, 2013. The table is intended to demonstrate the risk of investing in the
Parnassus Fund by showing how the Fund’s average annual
total returns, before and after taxes, compare with a broad
measure of market performance, the S&P 500 Index, and a
group of similar mutual funds, the Lipper Multi-Cap Core
Average, and also how the Fund’s performance varies from year to year.

Prospectus • 2014	PARNASSUS FUNDS

Parnassus Fund
Average Annual Total Returns (%)	One Year	Five Years	Ten Years
(all periods ended December 31, 2013)
Return before Taxes	34.22	22.64	8.91
Return after Taxes on Distributions	25.15	20.28	7.70
Return after Taxes on Distributions and Sale of Fund Shares	20.99	18.04	6.99
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	32.38	17.91	7.39
Lipper Multi-Cap Core Average	32.46	17.74	7.37

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The Adviser

Parnassus Investments is the investment adviser to the Parnassus Fund. For more information on the Adviser, please see “Management of the Funds” in the prospectus and “The Adviser” in the statement of additional information.

Portfolio Managers

Jerome L. Dodson is the lead Portfolio Manager of the Parnassus Fund and has been a portfolio manager of the Fund since its inception in 1984. He is the President of Parnassus Investments and is also President and a Trustee of the Parnassus Funds. Mr. Dodson has been with Parnassus Investments since founding the firm in 1984.

Ian Sexsmith is a Portfolio Manager of the Parnassus Fund and has served in this capacity since 2013. He is also a Senior Research Analyst at Parnassus Investments, where he has worked since 2011.

Romahlo I. Wilson is a Portfolio Manager of the Parnassus Fund and has served in this capacity since 2013. He is also a Senior Research Analyst at Parnassus Investments, where he has worked since 2011.

For more information, please see “Management of the Funds” in the prospectus and “Portfolio Managers” in the statement of additional information.

For important information about the purchase and sale of Fund shares, tax information and payments to financial intermediaries, please turn to “Additional Summary Information” on page 23 of the prospectus.

PARNASSUS FUNDS	Prospectus • 2014

Parnassus Core Equity Fund

(The Parnassus Core Equity Fund was formerly known as the Parnassus Equity Income Fund)

Investment Objective

The Parnassus Core Equity Fund’s objective is to achieve both capital appreciation and current income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Parnassus Core Equity Fund.

Parnassus Core Equity Fund
Annual Fund Operating Expenses (%)	Investor Shares	Institutional Shares
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60	0.60
Distribution (12b-1) Fees	None	None
Other Expenses	0.27	0.09
Service Fees	0.19	None
All remaining other expenses	0.08	0.09
Total Annual Fund Operating Expenses	0.87	0.69

For additional information about the Parnassus Core Equity Fund’s expenses, please see “Financial Highlights” in the prospectus.

Example

This example is intended to help you compare the cost of investing in the Parnassus Core Equity Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$89	$278	$482	$1,073
Institutional Shares	$70	$221	$384	$859

Portfolio Turnover

The Parnassus Core Equity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 16.9% of the average value of its portfolio.

Principal Investment Strategies

The Parnassus Core Equity Fund’s objective is to achieve both capital appreciation and current income by investing primarily in a diversified portfolio of equity securities. Equity securities include common and preferred stock. Under normal circumstances, the Fund will invest a minimum of 80% of its net assets (plus borrowings for investment purposes) in equity securities. At least 75% of the Fund’s total assets will normally be invested in equity securities that pay interest or dividends. The remaining 25% may be invested in non-dividend-paying equity securities, short-term instruments and money-market instruments (i.e., “cash” or cash equivalents). The Parnassus Core Equity Fund is primarily a large-cap fund, which means that it normally invests more than half of its net assets in large, well-established businesses. The Fund considers a large-cap company to be one that has a market capitalization that is greater than the median market capitalization of the Russell 1000 Index measured at the time of purchase. The Fund may invest to a lesser extent in small- and mid-capitalization companies. The Fund invests mainly in domestic stocks of companies that are financially sound and have good prospects for the future, and to a lesser extent may also invest in foreign securities of similar companies. Using a value-oriented investment process, the Fund seeks to invest in equity securities that pay dividends, have the potential for capital appreciation and which the Fund’s investment adviser (Adviser) believes have the capacity to raise dividends in the future. To determine a company’s prospects, the Adviser reviews the company’s income statement, cash

Prospectus • 2014	PARNASSUS FUNDS

flow statement and balance sheet, and analyzes the company’s sustainable strategic advantage and management team. Upon initial investment, stocks must be trading below their intrinsic value, which means that the Adviser seeks to purchase stocks trading at discounts to the Adviser’s assessment of the companies’ estimated value. The Adviser also takes environmental, social and governance factors into account in making investment decisions. The Fund will sell a security if the Adviser believes a company’s fundamentals will deteriorate or if it believes a company’s stock has little potential for appreciation.

Principal Risks

All investments involve risk, and investing in the Parnassus Core Equity Fund is no exception. You could lose money investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time. The Fund is intended for investors who can accept that there will be fluctuations in value. Investments in the Fund are not deposits, endorsements or guarantees of any bank and are not insured by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s principal risks include the following:

■

Stock Market Risk. The Fund invests in common stocks, whose prices fluctuate in response to the fortunes of individual companies and in response to general market and economic conditions both in the U.S. and abroad. The Fund’s holdings can vary significantly from broad stock market indices.

■

Large-Capitalization Company Risk. Large-capitalization companies may be unable to respond quickly to new competitive challenges and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

■

Small- and Mid-Capitalization Company Risk. In addition to large-capitalization companies, the Fund may invest in small- and/or mid-capitalization companies, which can be particularly sensitive to changing economic conditions since they do not have the financial resources or the well- established businesses of large-capitalization companies. Relative to the stocks of large-capitalization companies, the stocks of small- and mid-capitalization companies are often thinly traded, and purchases and sales may result in higher transaction costs. Also, small-capitalization companies tend to perform poorly during times of economic stress.

■

Management Risk. The Adviser may be wrong in its assessment of a company’s value and/or the stocks the Fund holds may not reach what the Adviser believes are their full values. From time to time, “value” investing falls out of favor with investors, and during those periods the Fund’s relative performance may suffer.

■

Foreign Securities Risk. The Fund may invest up to 20% of its assets in foreign securities. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market.

Performance Information

The bar chart and table that follow contain information that allows you to evaluate the Parnassus Core Equity Fund’s performance using several measures, such as yearly changes in performance, best and worst quarterly returns, and average annual total returns before and after taxes compared to a broad measure of market performance. The bar chart shows the performance of the Fund’s Investor Shares, and performance of the Fund’s Institutional Shares will differ from those shown to the extent that the classes of shares do not have the same expenses or inception date. How the Fund performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available on the Fund’s website, www.parnassus.com, or by calling toll-free at (800) 999-3505.

During the ten-year period shown in the bar chart, the highest return for a quarter was 17.7% (quarter ending June 30, 2009), and the lowest return for a quarter was a loss of 19.2% (quarter ending December 31, 2008).

Below is a table comparing the performance of the Parnassus
Core Equity Fund’s two share classes with that of the S&P 500
Index and the Lipper Equity Income Fund Average. Figures are
average annual returns for the one-, five- and ten-year periods ended December 31, 2013. The table is intended to demonstrate the risk of investing in the Fund by showing how the Fund’s
average annual total returns, before and after taxes, compare with a broad measure of market performance, the S&P 500 Index, and a group of similar mutual funds, the Lipper Equity Income Fund
Average, and also how the Fund’s performance varies from year to year.

PARNASSUS FUNDS	Prospectus • 2014

Parnassus Core Equity Fund
Average Annual Total Returns (%)	One Year	Five Years	Ten Years
(all periods ended December 31, 2013)
Investor Shares
Return before Taxes	34.01	17.46	9.73
Return after Taxes on Distributions	31.99	16.76	8.47
Return after Taxes on Distributions and Sale of Fund Shares	20.80	14.21	7.62

Institutional Shares
Return before Taxes	34.13	17.67	9.88
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	32.38	17.91	7.39
Lipper Equity Income Fund Average	27.92	15.79	7.66

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor Shares only. After-tax returns for Institutional Shares will vary.

Parnassus Core Equity Fund—Institutional Shares were incepted on April 28, 2006. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Core Equity Fund—Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares.

The Adviser

Parnassus Investments is the investment adviser to the Parnassus Core Equity Fund. For more information on the Adviser, please see “Management of the Funds” in the prospectus and “The Adviser” in the statement of additional information.

Portfolio Managers

Todd C. Ahlsten is the lead Portfolio Manager of the Parnassus Core Equity Fund and has been a portfolio manager of the Fund since 2001. He is also a Vice President and Chief Investment Officer at Parnassus Investments, where he has worked since 1995, and is a Vice President of the Funds.

Benjamin E. Allen is a Portfolio Manager of the Parnassus Core Equity Fund and has served in this capacity since 2012. He is also a Vice President at Parnassus Investments, where he has worked since 2005.

For more information, please see “Management of the Funds” in the prospectus and “Portfolio Managers” in the statement of additional information.

For important information about the purchase and sale of Fund shares, tax information and payments to financial intermediaries, please turn to “Additional Summary Information” on page 23 of the prospectus.

Prospectus • 2014	PARNASSUS FUNDS

Parnassus Endeavor Fund

(The Parnassus Endeavor Fund was formerly known as the Parnassus Workplace Fund)

Investment Objective

The Parnassus Endeavor Fund has the overall investment objective of capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Parnassus Endeavor Fund.

Parnassus Endeavor Fund
Annual Fund Operating Expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.79
Distribution (12b-1) Fees	None
Other Expenses	0.28
Service Fees	0.16
All remaining other expenses	0.12
Total Annual Fund Operating Expenses	1.07
Expense Reimbursement	0.12
Total Annual Fund Operating Expenses After Expense Reimbursement	0.95	[1]

[1]

The investment adviser has contractually agreed to reduce its investment advisory fee to the extent necessary to limit total operating expenses to 0.95% of net assets for the Parnassus Endeavor Fund. This agreement will not be terminated prior to May 1, 2015, and may be continued indefinitely by the investment adviser on a year-to-year basis.

For additional information about the Parnassus Endeavor Fund’s expenses, please see “Financial Highlights” in the prospectus.

Example

This example is intended to help you compare the cost of investing in the Parnassus Endeavor Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund’s expenses are equal to the net annual fund operating expenses for the first year and the total annual fund operating expenses for the remaining years. Although your actual costs may be higher or lower, under these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$97	$328	$578	$1,295

Portfolio Turnover

The Parnassus Endeavor Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 41.2% of the average value of its portfolio.

Principal Investment Strategies

The Parnassus Endeavor Fund normally invests at least 80% of its net assets (plus borrowings for investment purposes) in companies believed by the Fund’s investment adviser (Adviser) to provide good workplaces for their employees. Companies with good workplaces usually are able to recruit and retain better employees, and perform at a higher level than competitors in terms of innovation, productivity, customer loyalty and profitability. While no company is perfect, the Adviser makes a judgment as to which companies have good workplaces based on factors such as respectful and fair treatment of employees, employee satisfaction and engagement, pay and benefits, family-friendly policies, and support for volunteerism and philanthropy. These companies must, in the Adviser’s opinion, be undervalued, but they must also have good prospects for long-term capital appreciation over the course of the expected holding period. The Parnassus Endeavor Fund is primarily a large-cap fund, which means that it normally invests more than half of its net assets in large, well-established businesses. The Fund may invest to a lesser extent in small- and mid-capitalization companies. The Fund invests mainly in domestic stocks of companies that are financially sound and have good prospects for the future, and to a lesser extent may also invest in foreign securities of similar companies. To determine a company’s prospects, the Adviser reviews the company’s income statement, cash flow statement and balance sheet, and analyzes

PARNASSUS FUNDS	Prospectus • 2014

the company’s sustainable strategic advantage and management team. Upon initial investment, stocks must be trading below their intrinsic value, which means that the Adviser seeks to purchase stocks trading at discounts to the Adviser’s assessment of the companies’ estimated value. The Adviser also takes environmental, social and governance factors into account in making investment decisions. The Fund will sell a security if the Adviser believes a company’s fundamentals will deteriorate or if it believes a company’s stock has little potential for appreciation.

Principal Risks

All investments involve risk, and investing in the Parnassus Endeavor Fund is no exception. You could lose money investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time. The Fund is intended for investors who can accept that there will be fluctuations in value. Investments in the Fund are not deposits, endorsements or guarantees of any bank and are not insured by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s principal risks include the following:

■

Stock Market Risk. The Fund invests in common stocks, whose prices fluctuate in response to the fortunes of individual companies and in response to general market and economic conditions both in the U.S. and abroad. The Fund’s holdings can vary significantly from broad stock market indices.

■

Large-Capitalization Company Risk. Large-capitalization companies may be unable to respond quickly to new competitive challenges and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

■

Small- and Mid-Capitalization Company Risk. In addition to large-capitalization companies, the Fund may invest in small- and/or mid-capitalization companies, which can be particularly sensitive to changing economic conditions since they do not have the financial resources or the well-established businesses of large-capitalization companies. Relative to the stocks of large-capitalization companies, the stocks of small- and mid-capitalization companies are often thinly traded, and purchases and sales may result in higher transaction costs. Also, small-capitalization companies tend to perform poorly during times of economic stress.

■

Management Risk. The Adviser may be wrong in its assessment of a company’s value and/or the stocks the Fund holds may not reach what the Adviser believes are their full values. From time to time, “value” investing falls out of favor with investors, and during those periods the Fund’s relative performance may suffer.

■

Foreign Securities Risk. The Fund may invest up to 20% of its assets in foreign securities. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market.

Performance Information

The bar chart and table that follow contain information that allows you to evaluate the Parnassus Endeavor Fund’s performance using several measures, such as yearly changes in performance, best and worst quarterly returns, and average annual total returns before and after taxes compared to a broad measure of market performance. How the Fund performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available on the Fund’s website, www.parnassus.com, or by calling toll-free at (800) 999-3505.

During the period shown in the bar chart, the highest return for a quarter was 26.7% (quarter ended June 30, 2009), and the
lowest return for a quarter was a loss of 24.4% (quarter ended
December 31, 2008).

Below is a table comparing the performance of the Parnassus
Endeavor Fund with that of the S&P 500 Index and the Lipper
Multi-Cap Core Average. Figures are average annual returns for the one- and five-year periods ended December 31, 2013 and
since inception (April 29, 2005). The table is intended to
demonstrate the risk of investing in the Fund by showing how the Fund’s average annual total returns, before and after taxes, compare with a broad measure of market performance, the S&P
500 Index, and a group of similar mutual funds, the Lipper
Multi-Cap Core Average, and also how the Fund’s performance
varies from year to year.

Prospectus • 2014	PARNASSUS FUNDS

Parnassus Endeavor Fund
Average Annual Total Returns (%)	One Year	Five Years	Since Inception
(all periods ended December 31, 2013)
Return before Taxes	31.15	23.59	11.35
Return after Taxes on Distributions	28.88	22.45	10.48
Return after Taxes on Distributions and Sale of Fund Shares	19.41	19.56	9.25
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	32.38	17.91	7.80
Lipper Multi-Cap Core Average	32.46	17.74	7.59

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The Adviser

Parnassus Investments is the investment adviser to the Parnassus Endeavor Fund. For more information on the Adviser, please see “Management of the Funds” in the prospectus and “The Adviser” in the statement of additional information.

Portfolio Manager

Jerome L. Dodson has been the Portfolio Manager of the Parnassus Endeavor Fund since its inception in 2005. He is the President of Parnassus Investments and is also President and a Trustee of the Parnassus Funds. Mr. Dodson has been with Parnassus Investments since founding the firm in 1984.

For more information, please see “Management of the Funds” in the prospectus and “Portfolio Managers” in the statement of additional information.

For important information about the purchase and sale of Fund shares, tax information and payments to financial intermediaries, please turn to “Additional Summary Information” on page 23 of the prospectus.

PARNASSUS FUNDS	Prospectus • 2014

Parnassus Mid Cap Fund

Investment Objective

The Parnassus Mid Cap Fund has the overall investment objective of capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Parnassus Mid Cap Fund.

Parnassus Mid Cap Fund
Annual Fund Operating Expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.82
Distribution (12b-1) Fees	None
Other Expenses	0.32
Service Fees	0.19
All remaining other expenses	0.13
Total Annual Fund Operating Expenses	1.14

For additional information about the Parnassus Mid Cap Fund’s expenses, please see “Financial Highlights” in the prospectus.

Example

This example is intended to help you compare the cost of investing in the Parnassus Mid Cap Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$116	$362	$628	$1,386

Portfolio Turnover

The Parnassus Mid Cap Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 20.7% of the average value of its portfolio.

Principal Investment Strategies

The Parnassus Mid Cap Fund normally invests at least 80% of its net assets (plus borrowings for investment purposes) in the stock of companies with market capitalizations between $3 billion and $20 billion at the time of initial purchase. These companies must, in the opinion of the Fund’s investment adviser (Adviser), be undervalued, but they must also have good prospects for long-term capital appreciation over the course of the expected holding period. These companies must have well-established businesses. The Fund invests mainly in domestic stocks of companies that are financially sound and have good prospects for the future, and to a lesser extent may also invest in foreign securities of similar companies. To determine a company’s prospects, the Adviser reviews the company’s income statement, cash flow statement and balance sheet, and analyzes the company’s sustainable strategic advantage and management team. Upon initial investment, stocks must be trading below their intrinsic value, which means that the Adviser seeks to purchase stocks trading at discounts to the Adviser’s assessment of the companies’ estimated value. The Adviser also takes environmental, social and governance factors into account in making investment decisions. The Fund will sell a security if the Adviser believes a company’s fundamentals will deteriorate or if it believes a company’s stock has little potential for appreciation.

Prospectus • 2014	PARNASSUS FUNDS

Principal Risks

All investments involve risk, and investing in the Parnassus Mid Cap Fund is no exception. You could lose money investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time. The Fund is intended for investors who can accept that there will be fluctuations in value. Investments in the Fund are not deposits, endorsements or guarantees of any bank and are not insured by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s principal risks include the following:

■

Stock Market Risk. The Fund invests in common stocks, whose prices fluctuate in response to the fortunes of individual companies and in response to general market and economic conditions both in the U.S. and abroad. The Fund’s holdings can vary significantly from broad stock market indices.

■

Mid-Capitalization Company Risk. The Fund invests primarily in mid-capitalization companies, which can be particularly sensitive to changing economic conditions since they do not have the financial resources or the well-established businesses of large-capitalization companies. Relative to the stocks of large-capitalization companies, the stocks of mid-capitalization companies are often thinly traded, and purchases and sales may result in higher transaction costs.

■

Management Risk. The Adviser may be wrong in its assessment of a company’s value and/or the stocks the Fund holds may not reach what the Adviser believes are their full values. From time to time, “value” investing falls out of favor with investors, and during those periods the Fund’s relative performance may suffer.

■

Foreign Securities Risk. The Fund may invest up to 20% of its assets in foreign securities. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market.

Performance Information

The bar chart and table that follow contain information that allows you to evaluate the Parnassus Mid Cap Fund’s performance using several measures, such as yearly changes in performance, best and worst quarterly returns, and average annual total returns before and after taxes compared to a broad measure of market performance. How the Fund performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available on the Fund’s website, www.parnassus.com, or by calling toll-free at (800) 999-3505.

During the period shown in the bar chart, the highest return for a quarter was 18.3% (quarter ended June 30, 2009), and the
lowest return for a quarter was a loss of 22.0% (quarter ending
December 31, 2008).

Below is a table comparing the performance of the Parnassus
Mid Cap Fund with that of the Russell Midcap Index and the
Lipper Multi-Cap Core Average. Figures are average annual
returns for one- and five-year periods ended December 31,
2013 and since inception (April 29, 2005). The table is
intended to demonstrate the risk of investing in the Fund by showing how the Fund’s average annual total returns, before
and after taxes, compare with a broad measure of market
performance, the Russell Midcap Index, and a group of similar mutual funds, the Lipper Multi-Cap Core Average, and also
how the Fund’s performance varies from year to year.

PARNASSUS FUNDS	Prospectus • 2014

Parnassus Mid Cap Fund
Average Annual Total Returns (%)	One Year	Five Years	Since Inception
(all periods ended December 31, 2013)
Return before Taxes	28.27	20.51	9.43
Return after Taxes on Distributions	27.21	19.73	8.79
Return after Taxes on Distributions and Sale of Fund Shares	16.84	16.87	7.61
Russell Midcap Index (reflects no deduction for fees, expenses or taxes)	34.76	22.36	9.96
Lipper Multi-Cap Core Average	32.46	17.74	7.59

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The Adviser

Parnassus Investments is the investment adviser to the Parnassus Mid Cap Fund. For more information on the Adviser, please see “Management of the Funds” in the prospectus and “The Adviser” in the statement of additional information.

Portfolio Managers

Matthew D. Gershuny is the lead Portfolio Manager of the Parnassus Mid Cap Fund and has served as a portfolio manager of the Fund since 2008. He is also the Director of Research at Parnassus Investments, where he has worked since 2006.

Lori A. Keith is a Portfolio Manager of the Parnassus Mid Cap Fund and has served in this capacity since 2008. She is also a Senior Research Analyst at Parnassus Investments, where she has worked since 2005.

For more information, please see “Management of the Funds” in the prospectus and “Portfolio Managers” in the statement of additional information.

For important information about the purchase and sale of Fund shares, tax information and payments to financial intermediaries, please turn to “Additional Summary Information” on page 23 of the prospectus.

Prospectus • 2014	PARNASSUS FUNDS

Parnassus Small Cap Fund

Investment Objective

The Parnassus Small Cap Fund has the overall investment objective of capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Parnassus Small Cap Fund.

Parnassus Small Cap Fund
Annual Fund Operating Expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.86
Distribution (12b-1) Fees	None
Other Expenses	0.34
Service Fees	0.13
All remaining other expenses	0.21
Total Annual Fund Operating Expenses	1.20	[1]

[1]

The investment adviser has contractually agreed to limit total operating expenses to 1.20% of net assets for the Parnassus Small Cap Fund. This agreement will not be terminated prior to May 1, 2015, and may be continued indefinitely by the investment adviser on a year-to-year basis.

For additional information about the Parnassus Small Cap Fund’s expenses, please see “Financial Highlights” in the prospectus.

Example

This example is intended to help you compare the cost of investing in the Parnassus Small Cap Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$122	$381	$660	$1,455

Portfolio Turnover

The Parnassus Small Cap Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 49.4% of the average value of its portfolio.

Principal Investment Strategies

The Parnassus Small Cap Fund normally invests at least 80% of its net assets (plus borrowings for investment purposes) in the stock of companies with market capitalizations under $3 billion at the time of initial purchase. These companies must, in the opinion of the Fund’s investment adviser (Adviser), be undervalued, but they must also have good prospects for long-term capital appreciation over the course of the expected holding period. The Fund invests mainly in domestic stocks of companies that are financially sound and have good prospects for the future, and to a lesser extent may also invest in foreign securities of similar companies. To determine a company’s prospects, the Adviser reviews the company’s income statement, cash flow statement and balance sheet, and analyzes the company’s sustainable strategic advantage and management team. Upon initial investment, stocks must be trading below their intrinsic value, which means that the Adviser seeks to purchase stocks trading at discounts to the Adviser’s assessment of the companies’ estimated value. The Adviser also takes environmental, social and governance factors into account in making investment decisions. The Fund will sell a security if the Adviser believes a company’s fundamentals will deteriorate or if it believes a company’s stock has little potential for appreciation.

PARNASSUS FUNDS	Prospectus • 2014

Principal Risks

All investments involve risk, and investing in the Parnassus Small Cap Fund is no exception. You could lose money investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time. The Fund is intended for investors who can accept that there will be fluctuations in value. Investments in the Fund are not deposits, endorsements or guarantees of any bank and are not insured by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s principal risks include the following:

■

Stock Market Risk. The Fund invests in common stocks, whose prices fluctuate in response to the fortunes of individual companies and in response to general market and economic conditions both in the U.S. and abroad. The Fund’s holdings can vary significantly from broad stock market indices.

■

Small-Capitalization Company Risk. The Fund invests primarily in small-capitalization companies, which can be particularly sensitive to changing economic conditions since they do not have the financial resources or the well-established businesses of large-capitalization companies. Relative to the stocks of large-capitalization companies, the stocks of small-capitalization companies are often thinly traded, and purchases and sales may result in higher transaction costs. Also, small-capitalization companies tend to perform poorly during times of economic stress.

■

Management Risk. The Adviser may be wrong in its assessment of a company’s value and/or the stocks the Fund holds may not reach what the Adviser believes are their full values. From time to time, “value” investing falls out of favor with investors, and during those periods the Fund’s relative performance may suffer.

■

Foreign Securities Risk. The Fund may invest up to 20% of its assets in foreign securities. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market.

Performance Information

The bar chart and table that follow contain information that allows you to evaluate the Parnassus Small Cap Fund’s performance using several measures, such as yearly changes in performance, best and worst quarterly returns, and average annual total returns before and after taxes compared to a broad measure of market performance. How the Fund performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available on the Fund’s website, www.parnassus.com, or by calling toll-free at (800) 999-3505.

During the period shown in the bar chart, the highest return for a quarter was 23.2% (quarter ending June 30, 2009), and the
lowest return for a quarter was a loss of 27.7% (quarter ending
December 31, 2008).

Below is a table comparing the performance of the Parnassus
Small Cap Fund with that of the Russell 2000 Index and the
Lipper Small-Cap Core Average. Figures are average annual
returns for one- and five-year periods ended December 31,
2013 and since inception (April 29, 2005). The table is
intended to demonstrate the risk of investing in the Fund by showing how the Fund’s average annual total returns, before
and after taxes, compare with a broad measure of market
performance, the Russell 2000 Index, and a group of similar
mutual funds, the Lipper Small-Cap Core Average, and also
how the Fund’s performance varies from year to year.

Prospectus • 2014	PARNASSUS FUNDS

Parnassus Small Cap Fund
Average Annual Total Returns (%)	One Year	Five Years	Since Inception
(all periods ended December 31, 2013)
Return before Taxes	28.33	20.86	10.49
Return after Taxes on Distributions	26.53	20.28	9.83
Return after Taxes on Distributions and Sale of Fund Shares	17.43	17.13	8.43
Russell 2000 Index (reflects no deduction for fees, expenses or taxes)	38.82	20.08	9.83
Lipper Small-Cap Core Average	36.74	20.28	9.47

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The Adviser

Parnassus Investments is the investment adviser to the Parnassus Small Cap Fund. For more information on the Adviser, please see “Management of the Funds” in the prospectus and “The Adviser” in the statement of additional information.

Portfolio Managers

Jerome L. Dodson is the lead Portfolio Manager of the Parnassus Small Cap Fund and has been a portfolio manager of the Fund since its inception in 2005. He is the President of Parnassus Investments and is also President and a Trustee of the Parnassus Funds. Mr. Dodson has been with Parnassus Investments since founding the firm in 1984.

Ryan S. Wilsey is a Portfolio Manager of the Parnassus Small Cap Fund and has served in this capacity since 2011. He is also a Senior Research Analyst at Parnassus Investments, where he has worked since 2009.

For more information, please see “Management of the Funds” in the prospectus and “Portfolio Managers” in the statement of additional information.

For important information about the purchase and sale of Fund shares, tax information and payments to financial intermediaries, please turn to “Additional Summary Information” on page 23 of the prospectus.

PARNASSUS FUNDS	Prospectus • 2014

Parnassus Asia Fund

Investment Objective

The Parnassus Asia Fund has the overall investment objective of capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Parnassus Asia Fund.

Parnassus Asia Fund
Annual Fund Operating Expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.10
Distribution (12b-1) Fees	None
Other Expenses	3.98
Service Fees	0.01
All remaining other expenses	3.97
Total Annual Fund Operating Expenses	5.08
Expense Reimbursement	3.83
Total Annual Fund Operating Expenses After Expense Reimbursement	1.25	[1]

[1]

The investment adviser has contractually agreed to reduce its investment advisory fee to the extent necessary to limit total operating expenses to 1.25% of net assets for the Parnassus Asia Fund. This agreement will not be terminated prior to May 1, 2015, and may be continued indefinitely by the investment adviser on a year-to-year basis.

For additional information about the Parnassus Asia Fund’s expenses, please see “Financial Highlights” in the prospectus.

Example

This example is intended to help you compare the cost of investing in the Parnassus Asia Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund’s expenses are equal to the net annual fund operating expenses for the first year and the total annual fund operating expenses for the remaining years. Although your actual costs may be higher or lower, under these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$127	$1,181	$2,232	$4,854

Portfolio Turnover

The Parnassus Asia Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the period from the Fund’s inception on April 30, 2013 through December 31, 2013, the Fund’s portfolio turnover rate was 3.0% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Parnassus Asia Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of Asian companies. Asian companies are companies domiciled or headquartered in Asia, companies that have a substantial amount of business in Asia, or companies whose primary trading markets for their securities are located in Asia. Sometimes these companies are traded in the U.S. on a national securities exchange, or through American Depositary Receipts (“ADRs”) or American Depositary Shares (“ADSs”). The Fund invests in common stocks and other equity securities, including ADRs and ADSs. Asia consists of all countries and markets in Asia, and includes developed, emerging, and frontier countries and markets in the Asian region. The Parnassus Asia Fund is a “multi-cap” fund in that it can invest in companies of any size, from larger, well-established companies to smaller companies with market capitalizations below $1 billion. The Fund invests principally in stocks of Asian companies that the Fund’s investment adviser (Adviser) believes are financially sound and have good prospects for the future. The companies in which the Fund invests must, in the opinion of the Adviser, be undervalued, but they must also have good prospects for long-term capital appreciation over the course of the expected holding period. To determine a company’s prospects, the

Prospectus • 2014	PARNASSUS FUNDS

Adviser reviews the company’s income statement, cash flow statement and balance sheet, and analyzes the company’s competitive position and management team. Upon initial investment, stocks must be trading below their intrinsic value, which means that the Adviser seeks to purchase stocks trading at discounts to the Adviser’s assessment of the companies’ estimated value. The Adviser also takes environmental, social and governance factors into account in making investment decisions. The Fund will sell a security if the Adviser believes a company’s fundamentals will deteriorate or if it believes a company’s stock has little potential for appreciation.

Principal Risks

All investments involve risk, and investing in the Parnassus Asia Fund is no exception. You could lose money investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time. The Fund is intended for investors who can accept that there will be fluctuations in value. Investments in the Fund are not deposits, endorsements or guarantees of any bank and are not insured by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s principal risks include the following:

■

Stock Market Risk. The Fund invests in common stocks, whose prices fluctuate in response to the fortunes of individual companies and in response to general market and economic conditions both in Asia and other parts of the world. The Fund’s holdings can vary significantly from broad stock market indices.

■

Foreign Securities Risk. The Fund invests primarily in non-U.S. securities. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market.

■

Emerging Markets Risk. Many Asian countries are considered to be emerging markets. There may be less publicly available information about companies in emerging markets, and the stock exchanges and brokerage industries of emerging markets do not have the same level of government oversight as do those in the U.S. The securities markets of such countries are substantially smaller, less liquid and more volatile than securities markets in the U.S.

■

Geographic Concentration Risk. The Fund’s investments are concentrated in a specific geographical region and thus, may be more adversely affected by events in that region than investments of a fund that does not have such a regional focus. For example, economic, political and social instability and foreign investment and exchange controls may disproportionately and adversely impact Asia.

■

Foreign Currency Risk. When the Fund conducts securities transactions in a foreign currency, there is the risk of the value of the foreign currency increasing or decreasing against the value of the U.S. dollar. The value of an investment denominated in a foreign currency will decline in dollar terms if that currency weakens against the dollar.

■

Large-Capitalization Company Risk. Large-capitalization companies may be unable to respond quickly to new competitive challenges and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

■

Small- and Mid-Capitalization Company Risk. This is a “multi-cap” fund. In addition to large-capitalization companies, the Fund may invest in small- and/or mid-capitalization companies, which can be particularly sensitive to changing economic conditions, since they do not have the financial resources or the well-established businesses of large-capitalization companies. Relative to the stocks of large-capitalization companies, the stocks of small- and mid-capitalization companies are often thinly traded, and purchases and sales may result in higher transaction costs. Also, small-capitalization companies tend to perform poorly during times of economic stress.

■

Turnover Risk. The Fund may incur high portfolio turnover. High portfolio turnover necessarily results in correspondingly greater transaction costs (such as brokerage commissions or markups or markdowns), which the Fund must pay, and increased realized gains (or losses) to investors. Distributions to shareholders of short-term capital gains are taxed as ordinary income under Federal tax laws.

■

Depositary Receipts Risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.

■

Management Risk. The Adviser may be wrong in its assessment of a company’s value and/or the stocks the Fund holds may not reach what the Adviser believes are their full values. From time to time, “value” investing falls out of favor with investors, and during those periods the Fund’s relative performance may suffer.

PARNASSUS FUNDS	Prospectus • 2014

Performance Information

The Parnassus Asia Fund is new and therefore does not have a performance history for a full calendar year. Performance information for the Fund will be provided once it has annual returns for a full calendar year. How the Fund performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available on the Fund’s website, www.parnassus.com, or by calling toll-free at (800) 999-3505.

The Adviser

Parnassus Investments is the investment adviser to the Parnassus Asia Fund. For more information on the Adviser, please see “Management of the Funds” in the prospectus and “The Adviser” in the statement of additional information.

Portfolio Manager

Jerome L. Dodson has been the Portfolio Manager of the Parnassus Asia Fund since its inception on April 30, 2013. He is the President of Parnassus Investments and is also President and a Trustee of the Parnassus Funds. Mr. Dodson has been with Parnassus Investments since founding the firm in 1984.

For more information, please see “Management of the Funds” in the prospectus and “Portfolio Managers” in the statement of additional information.

For more information about the purchase and sale of Fund shares, tax information and payments to financial intermediaries, please turn to “Additional Summary Information” on page 23 of the prospectus.

Prospectus • 2014	PARNASSUS FUNDS

Parnassus Fixed Income Fund

Investment Objective

The Parnassus Fixed Income Fund’s objective is a high level of current income consistent with safety and preservation of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Parnassus Fixed Income Fund.

Parnassus Fixed Income Fund
Annual Fund Operating Expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50
Distribution (12b-1) Fees	None
Other Expenses	0.28
Service Fees	0.11
All remaining other expenses	0.17
Total Annual Fund Operating Expenses	0.78
Expense Reimbursement	0.10
Total Annual Fund Operating Expenses After Expense Reimbursement	0.68	[1]

[1]

The investment adviser has contractually agreed to reduce its investment advisory fee to the extent necessary to limit total operating expenses to 0.68% of net assets for the Parnassus Fixed Income Fund. This agreement will not be terminated prior to May 1, 2015, and may be continued indefinitely by the investment adviser on a year-to-year basis. The net expense number has been restated to reflect the current expense reimbursement.

For additional information about the Parnassus Fixed Income Fund’s expenses, please see “Financial Highlights” in the prospectus.

Example

This example is intended to help you compare the cost of investing in the Parnassus Fixed Income Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund’s expenses are equal to the net annual fund operating expenses for the first year and the total annual fund operating expenses for the remaining years. Although your actual costs may be higher or lower, under these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$69	$239	$423	$957

Portfolio Turnover

The Parnassus Fixed Income Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 35.2% of the average value of its portfolio.

Principal Investment Strategies

The Parnassus Fixed Income Fund normally invests at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of bonds and other fixed income instruments. Fixed income instruments may include, but are not limited to, U.S. Treasuries and Agency debt, debt of government-related entities, corporate bonds, commercial and residential mortgage-backed securities, convertible bonds and asset-backed securities. The Fund invests mainly in domestic securities, and to a lesser extent may also invest in U.S. dollar denominated foreign securities. The Fund’s investment adviser (Adviser) also takes environmental, social and governance factors into account when making investment decisions. The Fund normally invests at least 80% of its net assets in fixed income securities that have investment-grade ratings (namely rated at least BBB- by Standard & Poor’s Rating Group (“S&P”) or at least Baa3 by Moody’s Investors Services, Inc. (“Moody’s”)) or, if unrated, have been determined by the Adviser to be of similar economic quality. Additionally, at least 65% of the Fund’s total net assets will normally be invested in fixed income securities rated “A” or better by Moody’s or S&P. At any given time, up to 20% of the portfolio may be invested in non-investment grade fixed income securities (otherwise known as “high-yield” or “junk bonds”) or unrated fixed income securities determined by the Adviser to be of similar economic quality. Non-investment grade and unrated securities are more risky than investment-grade securities. The Fund may sell a security if the Adviser believes it no longer meets the Fund’s investment objective. The Fund may invest in long-term, intermediate-term or short-term fixed income securities or any combination thereof, depending on market conditions, and these securities may also have floating or variable interest rates. As of March 31, 2014, the dollar-weighted average maturity of the Fund’s portfolio was 5.27 years.

Principal Risks

All investments involve risk, and investing in the Parnassus Fixed Income Fund is no exception. You could lose money investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time. The

PARNASSUS FUNDS	Prospectus • 2014

Fund is intended for investors who can accept that there will be fluctuations in value. Investments in the Fund are not deposits, endorsements or guarantees of any bank and are not insured by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s principal risks include the following:

■

Interest Rate Risk. In general, bond prices are inversely related to interest rates. As interest rates drop, bond prices will likely go up, and as interest rates go up, the value of bonds will likely go down.

■	Credit Risk. There is a possibility that issuers of debt obligations will not pay the Fund interest or principal or that their credit rating may be downgraded by a ratings agency.

■

Market Risk. A security’s value may also be affected by market activity or by supply and demand. If the Fund is unable to find buyers for a given security, this can have a negative effect on the Fund’s net asset value.

■

Non-Investment Grade Risk and Unrated Bond Risk. Non-investment grade bonds and bonds that have not been rated by a nationally recognized statistical rating organization carry additional credit risk and are considered to be less safe than investment-grade bonds.

■

Mortgage-Backed Securities Risk. Mortgage-backed securities are defined as obligations with pools of mortgages providing collateral, interest income and principal repayment. Such securities can be originated by private institutions or government sponsored enterprises, like Fannie Mae and Freddie Mac, and the underlying mortgages can be either commercial or residential. Mortgage-backed securities, like all fixed income investments, have interest rate and credit risk. However, these securities also have extension and prepayment risk. Extension risk is the risk that a rise in interest rates or lack of refinancing opportunities can cause the Fund’s average maturity to lengthen unexpectedly due to a drop in expected prepayments of mortgage-backed securities. This would increase the Fund’s sensitivity to rising rates and its potential for price declines. Prepayment risk is the risk that the borrower will prepay some or all of the principal owed to the issuer. If prepayment occurs, the Fund may have to replace the security by investing the proceeds in a less attractive security. This may reduce the Fund’s share price and income distribution.

■

Convertible Securities Risk. If market interest rates rise, the value of a convertible security usually falls. The issuer of a convertible security may not be able to pay interest or dividends when due, and their market value may change based on actual or perceived changes in the issuer’s creditworthiness. Convertible securities are also subject to the same types of risk that apply to the underlying security. The Fund may be forced to convert a convertible security at an inopportune time, which may decrease the Fund’s return and result in investment losses.

■

Turnover Risk. The Fund may incur high portfolio turnover. High portfolio turnover necessarily results in correspondingly greater transaction costs (such as brokerage commissions or markups or markdowns), which the Fund must pay, and increased realized gains (or losses) to investors. Distributions to shareholders of short-term capital gains are taxed as ordinary income under Federal tax laws.

■

Regulatory Risk. Changes in government regulations may adversely affect the value of a security. An insufficiently regulated industry or market might also permit inappropriate practices that adversely affect an investment.

■	Information Risk. The risk that information about a security or issuer or the market might not be available, complete, accurate, or comparable.

■	Management Risk. The Adviser may be wrong in its assessment of a security’s value and the Fund’s holdings may not reach what the Adviser believes are their full values.

■

Foreign Securities Risk. The Fund may invest up to 20% of its assets in foreign securities. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market.

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Performance Information

The bar chart and table that follow contain information that allows you to evaluate the Parnassus Fixed Income Fund’s performance using several measures, such as yearly changes in performance, best and worst quarterly returns, and average annual total returns before and after taxes compared to a broad measure of market performance. How the Fund performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available on the Fund’s website, www.parnassus.com, or by calling toll-free at (800) 999-3505.

During the ten-year period shown in the bar chart, the highest return for a quarter was 4.8% (quarter ended September 30,
2009), and the lowest return for a quarter was a loss of 2.1%
(quarter ended December 31, 2010).

Below is a table comparing the performance of the Parnassus
Fixed Income Fund with that of the Barclays U.S. Aggregate
Bond Index and the Lipper A-Rated Bond Fund Average. Figures
are average annual returns for the one-, five- and ten-year
periods ended December 31, 2013. The table is intended to
demonstrate the risk of investing in the Fund by showing how the Fund’s average annual total returns compare with a broad measure of market performance, the Barclays U.S. Aggregate
Bond Index, and a group of similar mutual funds, the Lipper
A-Rated Bond Fund Average, and also how the Fund’s
performance varies from year to year.

PARNASSUS FUNDS	Prospectus • 2014

Parnassus Fixed Income Fund
Average Annual Total Returns (%)	One Year	Five Years	Ten Years
(all periods ended December 31, 2013)
Return before Taxes	-2.71	4.06	4.10
Return after Taxes on Distributions	-3.61	3.42	3.12
Return after Taxes on Distributions and Sale of Fund Shares	-0.79	3.38	3.08
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	-2.02	4.44	4.54
Lipper A-Rated Bond Fund Average	-1.69	7.16	4.60

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares.

The Adviser

Parnassus Investments is the investment adviser to the Parnassus Fixed Income Fund. For more information on the Adviser, please see “Management of the Funds” in the prospectus and “The Adviser” in the statement of additional information.

Portfolio Manager

Samantha D. Palm is the Portfolio Manager of the Parnassus Fixed Income Fund and has served in this capacity since 2013. She has worked at Parnassus Investments since April 29, 2013.

For more information, please see “Management of the Funds” in the prospectus and “Portfolio Managers” in the statement of additional information.

For important information about the purchase and sale of Fund shares, tax information and payments to financial intermediaries, please turn to “Additional Summary Information” on page 23 of the prospectus.

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Additional Summary Information

Purchase and Sale of Fund Shares

Other than with respect to the Parnassus Core Equity Fund—Institutional Shares, the minimum initial purchase is $2,000 per Fund, with a minimum of $500 per Fund for certain custodial accounts and IRAs. The minimum initial purchase for the Parnassus Core Equity Fund—Institutional Shares is $100,000. The minimum subsequent investment is $50 per Fund. After making an initial investment, the minimum investment in an automatic investment plan is $50 per Fund.

You may redeem and purchase shares of a Fund each day the New York Stock Exchange is open. You may redeem or purchase Fund shares online through our website at www.parnassus.com, by mail (Parnassus Funds, 1 Market Street, Suite 1600, San Francisco, CA 94105), or by telephone at (800) 999-3505. Investors who wish to redeem or purchase shares through a broker-dealer or other financial intermediary should contact the intermediary regarding the hours during which orders may be placed.

For additional information, please see “Investing with Parnassus Funds” on page 30 of the prospectus.

Tax Information

The Funds’ distributions will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case such distributions may be taxable at a later date.

Financial Intermediary Compensation

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

For additional information, please see “Distribution Agreement,” “Distribution Plan and Shareholder Servicing Plan” and “Additional Marketing and Support Payments” in the statement of additional information.

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Investment Objectives and Policies and Non-Principal Risks

Equity Funds

Selection Process for Equity Securities

“Equity securities” consist of common stocks or securities that can be converted into common stocks, which include convertible bonds, convertible preferred stock, warrants and American Depositary Receipts. In general, the Adviser uses three basic criteria in identifying equity securities eligible for a Fund’s portfolio:

1.	the security is selling at a price below its intrinsic value, which means that the Adviser seeks to purchase stocks trading at discounts to the Adviser’s assessment of the companies’ estimated value as calculated by the Adviser;

2.	the issuer, in the Adviser’s view, is financially sound with good prospects for the future; and

3.	the company, in the Adviser’s judgment, meets the responsible investment criteria described below.

Once a security is purchased, the Adviser may continue to hold it even if it is no longer undervalued.

Under normal circumstances, each of the Parnassus Fund, the Parnassus Core Equity Fund, the Parnassus Endeavor Fund, the Parnassus Mid Cap Fund, the Parnassus Small Cap Fund and the Parnassus Asia Fund will have virtually all its assets invested in equity securities. If the Adviser cannot find enough securities that meet its investment criteria, the Funds may invest a substantial portion of their assets in money-market instruments (i.e., “cash” or cash equivalents).

Parnassus Fund

The Parnassus Fund seeks capital appreciation through investing mainly in domestic stocks of any size, from smaller firms to larger, well-established companies. The Adviser can change the composition of the portfolio between smaller, medium and larger companies depending on the Adviser’s view of the economic environment and the markets, with the goal of capital appreciation. The Parnassus Fund follows a “contrarian” strategy of seeking to invest in stocks that are currently out of favor with the financial community and are, therefore, deeply undervalued. The Adviser expects that if these undervalued companies are financially strong and have good prospects for the future, they will eventually come back into favor and increase in market value.

Parnassus Core Equity Fund

The investment objective of the Parnassus Core Equity Fund is both capital appreciation and current income. The Fund tries to achieve these objectives by investing primarily in a diversified portfolio of equity securities. Equity securities include common and preferred stock. As an operating policy, at least 75% of the Fund’s total assets will normally be invested in equity securities that pay a dividend or interest. The remaining 25% of the Fund’s total assets may be invested in non-dividend-paying equity securities, short-term instruments and money-market instruments. Using a value-oriented investment process, the Fund seeks to invest in equity securities that pay dividends, have the potential for capital appreciation and which the Adviser believes have the capacity to raise dividends in the future.

Parnassus Endeavor Fund

The Parnassus Endeavor Fund seeks capital appreciation through investing primarily (normally at least 80% of its net assets) in the common stocks of companies believed by the Adviser to provide good workplaces for their employees. The Adviser will make a judgment as to which companies have good workplaces based on factors such as respectful and fair treatment of employees, good two-way communication, equitable pay and benefits, family-friendly policies and support for volunteerism and charitable contributions to the community. The Adviser looks for undervalued companies that have proven businesses and good prospects for long-term capital appreciation. The Adviser will conduct its own research to select companies for inclusion in the Fund, but the Adviser will also rely on outside sources, as deemed appropriate from time to time, including, but not limited to, the annual Fortune magazine survey, “The 100 Best Companies to Work For,” the annual Working Mother magazine survey, “The 100 Best Companies for Working Mothers,” and the Great Place to Work Institute. Milton Moskowitz, coauthor of the annual Fortune magazine survey and co-originator of the annual Working Mother magazine survey, is a consultant to the Adviser and assists the portfolio manager in evaluating the workplaces of potential Fund investments. (Fortune magazine, Working Mother magazine and the Great Place to Work Institute are not affiliated with the Funds and have no role in the management of any of the Funds.)

Parnassus Mid Cap Fund

The Parnassus Mid Cap Fund seeks capital appreciation through investing primarily (normally at least 80% of its net assets) in the common stocks of companies with market capitalizations between $3 billion and $20 billion at the time of initial purchase. The Adviser looks for undervalued companies that have proven businesses and good prospects for

Prospectus • 2014	PARNASSUS FUNDS

long-term growth. While mid-capitalization companies can be riskier than larger companies, they can also possess more potential for future growth.

Parnassus Small Cap Fund

The Parnassus Small Cap Fund seeks capital appreciation through investing primarily (normally at least 80% of its net assets) in the common stocks of companies with market capitalizations under $3 billion at the time of initial purchase. The Adviser looks for undervalued companies that have proven businesses and good prospects for long-term capital appreciation. Companies with market capitalizations under $3 billion are often developing companies with good growth prospects. Such small-capitalization companies are not followed as closely by large investors as are companies with medium or large capitalizations. While smaller capitalization companies can be riskier than larger companies, they can also possess more potential for future growth.

Parnassus Asia Fund

The Parnassus Asia Fund seeks capital appreciation through investing principally (normally at least 80% of its net assets) in companies located in Asia, which includes, Australia, China, Hong Kong, India, Indonesia, Japan, Korea, Malaysia, New Zealand, Pakistan, Philippines, Singapore, Taiwan, Thailand and Vietnam. The companies may be of any size, from smaller firms to larger, well-established companies. The Adviser can change the composition of the portfolio between smaller, medium and larger companies depending on the Adviser’s view of the economic environment and the markets, with the goal of capital appreciation. The Fund follows a “contrarian” strategy of seeking to invest in stocks that are currently out of favor with the financial community and are, therefore, undervalued. The Adviser expects that if these undervalued companies are financially strong and have good prospects for the future, they will come back into favor and increase in market value.

Fixed Income Fund

Selection Process for Fixed Income Securities

In general, the Adviser uses the following methodology to select securities for the Parnassus Fixed Income Fund:

1.	A macroeconomic view is formulated for the next three to five years. Important factors considered during the review process include key economic indicators, monetary and fiscal policies, and changes in market-implied growth expectations.

2.	The fixed income market is reviewed for sector-specific risks, relative historical performance and expected future performance. As part of the market review, the Adviser considers market risk and credit risk.

3.	Based on the findings of the economic and market review, the Adviser determines the optimal sector allocations relative to the benchmark index.

4.	Finally, the Adviser selects securities that meet the duration, asset class and sector targets established in the previous steps. A thorough review is completed to analyze the following key criteria for each investment: credit quality, absolute and relative yields, and valuation.

Parnassus Fixed Income Fund

The investment objective of the Parnassus Fixed Income Fund is a high level of current income consistent with safety and preservation of capital. The Adviser seeks to achieve this objective by investing in a diversified portfolio of bonds and other fixed income instruments. The Parnassus Fixed Income Fund normally invests at least 80% of its net assets in fixed income securities that have investment-grade ratings (namely, rated at least BBB- by S&P or at least Baa3 by Moody’s), or, if unrated, have been determined by the Adviser to be of similar economic quality. The Parnassus Fixed Income Fund ordinarily will have at least 65% of its net assets in fixed income securities rated “A” or better by S&P or Moody’s. Securities rated BBB- or Baa3 are considered investment grade, but unlike securities rated A or better, they may have speculative elements about them. Up to 20% of the portfolio may be invested in non-investment grade securities, otherwise known as “high yield” or “junk” bonds. Obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities need not have a rating. See Annex A in the statement of additional information for a description of bond ratings.

The Parnassus Fixed Income Fund invests primarily in investment-grade securities. Because of this emphasis on quality and safety, the Fund’s yield may not be as high as it otherwise might be.

The Fund may also invest in mortgage-backed securities, unrated securities and convertible securities, which may or may not be investment grade, and other non-investment grade securities (non-investment grade securities are also known as “high-yield” or “junk” bonds). Specifically, the Fund may, as an operating policy, invest up to 20% of its assets in

PARNASSUS FUNDS	Prospectus • 2014

non-investment grade bonds, or securities determined by the Adviser to be of equal credit quality. These investments are considered more risky due to their non-investment grade status. The holders of non-investment grade bonds are typically compensated for the increased risk by higher available yields. The Fund may also invest in convertible debentures (bonds that can be converted into stock or other equity in the issuing company) or convertible preferred stock. Convertible securities may not have an investment-grade rating and only need a rating of B- or better, or, if unrated, must have been determined by the Adviser to be of comparable credit quality. If these instruments are converted into stock, the Fund may hold the stock until sale.

The Parnassus Fixed Income Fund may invest in long-term, intermediate-term or short-term fixed income securities or any combination thereof, depending on market conditions, and these securities may also have floating or variable interest rates. Securities in this Fund may include preferred stock, convertible preferred stock and convertible bonds, as well as securities that represent interests in pools of mortgage loans or other assets assembled for sale to investors by various U.S. governmental agencies, government-related organizations and private issuers. These investments may include derivative securities such as collateralized mortgage obligations and asset-backed securities.

For temporary defensive purposes or in response to adverse market, economic or political conditions, the Fund may invest a substantial portion of its assets in short-term, money-market instruments.

Responsible Investment Policy

The Adviser conducts fundamental research to determine a company’s financial health and its business prospects, and also takes environmental, social and governance factors into account in making investment decisions. The Funds seek to invest in companies with positive performance on Environmental, Social and Governance (“ESG”) criteria. The ESG factors the Adviser evaluates include:

■	Corporate governance and business ethics

■	Employee benefits and corporate culture

■	Stakeholder relations

■	Product

■	Customers and supply chain

■	Environmental impact

No company is perfect in all these areas, but the Adviser makes value judgments in deciding which companies best meet the criteria. With regard to the Parnassus Asia Fund, the Adviser will take into consideration factors specific to the local markets in which the Asia Fund invests when making these value judgments. With regard to the Parnassus Fixed Income Fund, the Adviser will take into consideration factors specific to fixed income investments when making these value judgments. The Asia Fund and the Fixed Income Fund may invest in securities that are appropriate based on their specific criteria, but that may not be appropriate for the U.S. equity funds.

The Funds will not invest in companies that derive significant revenues from the manufacture of alcohol or tobacco products or from direct involvement with gambling. The Funds do not invest in companies with significant revenues derived from the manufacture of weapons or the generation of electricity from nuclear power. The Parnassus Endeavor Fund avoids investing in companies engaged in the extraction, exploration, production, manufacturing or refining of fossil fuels; the Fund may invest in companies that use fossil fuel-based energy to power their operations or for other purposes.

The responsible investment criteria of the Funds limit the availability of investment opportunities. However, the Funds’ Boards of Trustees and the Adviser believe that there are sufficient investments available that can meet the Funds’ responsible investment criteria and still enable the Funds to provide a competitive rate of return.

Other Policies and Non-Principal Risks

In addition to the principal risks under the caption “Summary Section,” there are risks related to the Funds’ investment in money-market securities. For temporary purposes, a Fund may invest a portion of its assets in money-market instruments. A Fund may also invest up to 2% of its assets in community-development loan funds. This may limit the potential for capital appreciation and high current income since these securities do not appreciate in value and tend to produce less income than longer-term bonds.

Prospectus • 2014	PARNASSUS FUNDS

Each of the Funds may invest up to 2% of its assets in community-development loan funds, such as those that provide financing for small businesses and for low- and moderate-income housing. None of the Funds will make loans to a project itself, but rather will invest money in an intermediary, such as in certificates of deposit issued by community banks and credit unions, or in debt obligations issued by micro-finance institutions. Each of the Funds may invest in obligations issued by the intermediary at below-market interest rates if the projects financed have a strong, positive social impact. Generally, there is no secondary market and thus, no liquidity for these investments. Also, community-development loan funds do not have the same kind of resources that large commercial enterprises do. In general, each of the Funds seeks to invest in community organizations that have had a successful record in making these kinds of loans and that are deemed creditworthy by the Adviser.

The Parnassus Fixed Income Fund will consider the ratings of nationally recognized statistical rating organizations (“NRSRO”) when making investment decisions. The ratings of an NRSRO, however, represent only that NRSRO’s opinion as to the quality of the fixed income securities it rates, and such ratings are not absolute standards or guarantees of the quality of those securities.

The statement of additional information for the Funds, which is incorporated by reference into this prospectus, contains a description of the Funds’ policies and procedures with respect to the disclosure of their portfolio holdings. These policies and procedures are also available on the Funds’ website, www.parnassus.com.

PARNASSUS FUNDS	Prospectus • 2014

Management of the Funds

Parnassus Investments, 1 Market Street, Suite 1600, San Francisco, California 94105, acts as investment adviser to the Funds, subject to the oversight of the Funds’ Boards of Trustees, and as such, supervises and arranges the purchase and sale of securities held in the Funds’ portfolios. The Adviser has been the investment manager of the Parnassus Funds trust since 1984 and of the Parnassus Income Funds trust since 1992.

Jerome L. Dodson is the lead Portfolio Manager of the Parnassus Fund and has been a Portfolio Manager of the Fund since its inception in 1984. He has been the Portfolio Manager of the Parnassus Endeavor Fund since its inception in 2005. Mr. Dodson is the lead Portfolio Manager of the Parnassus Small Cap Fund and has been a Portfolio Manager of that Fund since its inception in 2005. He has been the Portfolio Manager of the Parnassus Asia Fund since its inception on April 30, 2013. Mr. Dodson is the President of Parnassus Investments and is also President and a Trustee of the Funds. He has been with Parnassus Investments since founding the firm in 1984.

Todd C. Ahlsten is the lead Portfolio Manager of the Parnassus Core Equity Fund and has been a Portfolio Manager of the Fund since 2001. He is also a Vice President and Chief Investment Officer at Parnassus Investments, where he has worked since 1995, and is a Vice President of the Funds.

Benjamin E. Allen is a Portfolio Manager of the Parnassus Core Equity Fund and has served in this capacity since 2012. He is also a Vice President at Parnassus Investments, where he has worked since 2005.

Matthew D. Gershuny is the lead Portfolio Manager of the Parnassus Mid Cap Fund and has been as a Portfolio Manager of the Fund since 2008. He is also the Director of Research at Parnassus Investments, where he has worked since 2006.

Lori A. Keith is a Portfolio Manager of the Parnassus Mid Cap Fund and has served in this capacity since 2008. She is also a Senior Research Analyst at Parnassus Investments, where she has worked since 2005.

Ryan S. Wilsey is a Portfolio Manager of the Parnassus Small Cap Fund and has served in this capacity since 2011. He is also a Senior Research Analyst at Parnassus Investments, where he has worked since 2009. Mr. Wilsey was previously an Equity Research Analyst with Scout Capital from 2007 to 2009.

Ian Sexsmith is a Portfolio Manager of the Parnassus Fund and has served in this capacity since 2013. He is also a Senior Research Analyst at Parnassus Investments, where he has worked since 2011. Mr. Sexsmith was previously an Associate with TD Asset Management from 2010 to 2011, and in 2009 Mr. Sexsmith was completing his master’s of business administration at the University of California, Berkeley and was a Research Intern with Parnassus Investments.

Romahlo I. Wilson is a Portfolio Manager of the Parnassus Fund and has served in this capacity since 2013. He is also a Senior Research Analyst at Parnassus Investments, where he has worked since 2011. Mr. Wilson was previously a Partner with Cleantech Approach from 2009 to 2011, and prior to that was a Senior Associate with Houlihan Lokey’s Mergers & Acquisitions Practice from 2007 to 2009.

Samantha D. Palm is the Portfolio Manager of the Parnassus Fixed Income Fund and has served in this capacity since 2013. Ms. Palm was previously a Vice President of Fixed Income Sales and Trading Derivatives with Wells Fargo Securities from 2008 to 2013. Prior to that, she was an Equity Research Analyst with Robert W. Baird & Co. from 2006 to 2008.

The statement of additional information for the Funds, which is incorporated by reference into this prospectus, provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.

Each of the Funds, under an Investment Advisory Agreement between the respective Fund and the Adviser, pays the Adviser a fee. The fee is computed and payable at the end of each month. The following annual percentages of each Fund’s average daily net assets are used:

■	Parnassus Fund: 1.00% of the first $10 million in assets; 0.75% of the next $20 million; 0.70% of the next $70 million; 0.65% of the next $100 million and 0.60% of the amount above $200 million.

■	Parnassus Core Equity Fund: 0.75% of the first $30 million in assets; 0.70% of the next $70 million; 0.65% of the next $400 million and 0.60% of the amount above $500 million.

■	Parnassus Endeavor Fund: 0.85% of the first $100 million in assets; 0.80% of the next $100 million; 0.75% of the next $300 million and 0.70% of the amount above $500 million.

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■	Parnassus Mid Cap Fund: 0.85% of the first $100 million in assets; 0.80% of the next $100 million; 0.75% of the next $300 million and 0.70% of the amount above $500 million.

■	Parnassus Small Cap Fund: 1.00% of the first $100 million in assets; 0.90% of the next $100 million; 0.85% of the next $300 million and 0.80% of the amount above $500 million.

■	Parnassus Asia Fund: 1.10% of the first $100 million in assets; 1.05% of the next $400 million and 1.00% of the amount above $500 million.

■	Parnassus Fixed Income Fund: 0.50% of the first $200 million in assets; 0.45% of the next $200 million and 0.40% of the amount above $400 million.

After taking into account the expense reimbursements (more fully described below), the following details what was actually charged in 2013:

■	For the Parnassus Fund, the net investment advisory fee was 0.64% and the gross investment advisory fee was 0.64%.

■	For the Parnassus Core Equity Fund, the net investment advisory fee was 0.60% and the gross investment advisory fee was 0.60%.

■	For the Parnassus Endeavor Fund, the net investment advisory fee was 0.79% and the gross investment advisory fee was 0.79%.

■	For the Parnassus Mid Cap Fund, the net investment advisory fee was 0.82% and the gross investment advisory fee was 0.82%.

■	For the Parnassus Small Cap Fund, the net investment advisory fee was 0.86% and the gross investment advisory fee was 0.86%.

■	For the Parnassus Asia Fund, the net investment advisory fee was -2.54% and the gross investment advisory fee was 1.10%.

■	For the Parnassus Fixed Income Fund, the net investment advisory fee was 0.40% and the gross investment advisory fee was 0.50%.

The differences between the gross and net investment advisory fees for the Parnassus Asia Fund and the Parnassus Fixed Income Fund are the result of contractual investment advisory fee waivers by Parnassus Investments.

Parnassus Investments has contractually agreed to reduce its investment advisory fee to the extent necessary to limit total operating expenses to 0.95% of the net assets of the Parnassus Endeavor Fund, 1.20% of the net assets of the Parnassus Small Cap Fund, 1.25% of the net assets of the Parnassus Asia Fund, and 0.68% of the net assets for the Parnassus Fixed Income Fund. These agreements will not be terminated prior to May 1, 2015, and may be continued indefinitely by the Adviser on a year-to-year basis.

A discussion regarding the basis for the Boards of Trustees approving the renewal of each of the investment advisory agreements with the Adviser is available in the Funds’ most recent semiannual report to shareholders for the most recent semiannual period ended June 30.

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Investing with Parnassus Funds

How to Purchase Shares

You can open an account directly with the Funds, or you can purchase and sell shares of the Funds through an intermediary, such as a broker-dealer, a financial institution or other service provider. These service providers may charge fees for the services they provide or impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Funds.

Choosing a Share Class for the Parnassus Core Equity Fund

The Parnassus Core Equity Fund offers two classes of shares: Investor Shares and Institutional Shares. The two types of shares have the same portfolio of investments and the same rights, and differ only in the expenses they are subject to and their required minimum investments. Investor Shares may be subject to fees resulting from account servicing charged to the Fund. Institutional Shares are available to investors who invest directly in the Fund and have a minimum investment of $100,000. Institutional Shares are also available through certain financial intermediaries and service providers who do not charge the Fund a service fee other than payments for shareholder servicing performed in place of the Fund’s transfer agent. The $100,000 minimum for Institutional Shares may be met if the investor intends to invest at least $100,000 in the Institutional Shares within a period of 12 months.

The minimum initial investment may be waived at the discretion of the Parnassus Funds for Institutional Shares purchased by any group retirement plan, including defined benefit and defined contribution plans such as 401(k), 403(b) and 457(b) plans that maintain an omnibus account, for which an intermediary or other entity provides services and is not compensated by the Funds for those services.

The minimum initial investment may be waived at the discretion of the Parnassus Funds for Institutional Shares purchased by individual accounts of a financial intermediary that charges an ongoing fee to its customers for its services or offers Institutional Shares through a no-load network or platform, and for accounts invested through fee-based advisory accounts and similar programs with approved intermediaries.

Accounts that fall below the $100,000 minimum investment value, and that are not subject to an exception to the minimum, will be exchanged to the Investor share class via a tax-free share class exchange. The Funds will give shareholders whose shares are subject to this exchange 60 days’ prior written notice in which to purchase sufficient shares to avoid this exchange.

Types of Accounts

The Funds offer the following types of accounts. The initial account minimums in this section refer to the Parnassus Fund, the Parnassus Core Equity Fund-Investor Shares, the Parnassus Endeavor Fund, the Parnassus Mid Cap Fund, the Parnassus Small Cap Fund, the Parnassus Asia Fund and the Parnassus Fixed Income Fund. The initial account minimums for the Parnassus Core Equity Fund-Institutional Shares are described above.

Individual or Joint Ownership Account

You can open a regular account that is owned by an individual or by two owners. An initial minimum investment must be at least $2,000 per fund.

Custodial Account

You can open a custodial account for a minor. The Funds offer both UGMA (Uniform Gift to Minor’s Act) and UTMA (Uniform Transfer to Minor’s Act) accounts. An initial minimum investment must be at least $500 per fund.

Traditional IRA, Roth IRA or SEP IRA Accounts

Through the Funds, you can open tax-deferred retirement accounts for individuals. An initial investment must be at least $500 per fund. For further information regarding plan administration, custodial fees and other details, investors should contact Parnassus Investments.

Trust Account

A legal trust can open an account. The Funds require the front page and signature page of the trust agreement, including title of the trust and names of the trustee(s), with the application. An initial minimum investment must be at least $2,000 per fund.

Corporate Account

A partnership or corporation can open an account. The Funds require the Articles of Incorporation or Partnership Agreement with the appropriate signatures for the account. An initial minimum investment must be at least $2,000 per fund.

Subsequent investments for all accounts must be at least $50 per fund.

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Direct Purchase of Shares

You can open an account or purchase additional shares in the following ways:

Internet

To open an account online, go to www.parnassus.com and follow the instructions on the website. By accessing your account online, you can purchase shares and have Parnassus debit your bank account. If an account has more than one owner or authorized person, the Funds will accept online instructions from any one owner or authorized person.

Mail

To open an account by mail, an investor should complete and mail the application form along with a check payable to “Parnassus Funds.” With additional investments, shareholders should write the name and number of the account on the check. Checks do not need to be certified, but are accepted subject to collection and must be drawn in United States dollars on United States banks. A fee of $20 will be assessed if a check is returned to the Funds unpaid due to insufficient funds, stop payment or for any other reason. The application should be sent to the following address:

Parnassus Investments

1 Market Street, Suite 1600

San Francisco, CA 94105

Telephone

If your account is eligible, you can call the Funds at (800) 999-3505 to make an exchange or purchase additional shares. The telephone purchase option may not be used for initial purchases of shares of the Funds, but may be used for subsequent purchases. If an account has more than one owner or authorized person, the Funds will accept telephone instructions from any one owner or authorized person.

Parnassus Automatic Investment Program

After making an initial investment to open an account, a shareholder may purchase additional shares of the Funds ($50 minimum per fund) via the Parnassus Automatic Investment Program (“PAIP”). On a monthly or quarterly basis, your money will automatically be transferred from your bank account to your Fund account on the day of your choice (the 3rd or 18th day of the month). You can elect this option by filling out the PAIP section on the new account form. If you already have an account, you may fill out the Parnassus Automatic Investment Plan form, or sign up online at www.parnassus.com.

Parnassus Investments reserves the right to reject any purchase order. If an investment order is received in good order before 4:00 p.m. Eastern Time, which is 1:00 p.m. San Francisco time, it will be processed at the net asset value (NAV) calculated on the same business day. If an investment is received in good order after 4:00 p.m. Eastern Time, it will be processed at the NAV calculated on the next business day. The Funds consider a purchase, redemption or exchange request to be in “good order” if it is timely submitted and contains the name of the applicable Fund, the number of shares or dollar amount to be purchased, redeemed or exchanged, your name and (if applicable) your account number and your signature. See the caption “Net Asset Value” for a discussion on the calculation of NAV. A fee of $20 will be assessed if the automatic purchase cannot be made due to insufficient funds, stop payment or for any other reason.

There is no sales charge for the purchase of shares from the Funds, but investors may be charged a transaction fee or other fee on their behalf by an investment adviser, a brokerage firm or other financial institution, in connection with purchases or redemptions of shares of the Funds.

Purchasing Shares from Broker-Dealers, Financial Institutions and Others

Some broker-dealers may sell shares of the Funds. These broker-dealers may charge investors a fee at either the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to the Funds or to the Adviser. Some broker-dealers may purchase and redeem shares on a three-day settlement basis.

The Funds may enter into agreements with broker-dealers, financial institutions or other service providers (“Servicing Agents”) that may include the Funds as an investment alternative in the programs they offer or administer. Investors purchasing or redeeming through a Servicing Agent need to check with the Servicing Agent to determine whether the Servicing Agent has entered into an agreement with the Funds. Servicing Agents may:

■

Become shareholders of record of the Funds. This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agent. This also means that purchases made through Servicing Agents are not subject to the Funds’ minimum purchase requirement.

PARNASSUS FUNDS	Prospectus • 2014

■	Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Funds.

■	Charge fees to their customers for the services provided. Also, the Funds and/or the Adviser may pay fees to Servicing Agents to compensate them for the services they provide their customers.

■

Be allowed to purchase shares by telephone with payment to follow the next day. If the telephone purchase is made prior to the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), it will receive same day pricing.

■

Be authorized to accept purchase orders on the Funds’ behalf (and designate other Servicing Agents to accept purchase orders on the Funds’ behalf). If the Funds have entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept purchase orders on the Funds’ behalf, then all purchase orders received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern Time will receive that day’s NAV. All purchase orders received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern Time will receive the next day’s NAV. See the caption “Net Asset Value” for a discussion on the calculation of NAV.

Depending on your Servicing Agent’s arrangement with the Parnassus Core Equity Fund, you may qualify to purchase shares of the Parnassus Core Equity Fund-Institutional Shares.

If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent, because particular Servicing Agents may adopt policies or procedures that are separate from those described in this prospectus. When you purchase shares of the Funds through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Funds on a timely basis. If the Servicing Agent does not place your order on a timely basis, or if it does not pay the purchase price to the Funds within the period specified in its agreement with the Funds, it may be held liable for any resulting fees or losses.

How to Redeem Shares

When you redeem your shares, your proceeds are normally made by check and sent via mail. You can pre-designate a bank account where you would like redemption proceeds electronically deposited within three business days. For a $20 fee, you can have redemption proceeds wired to your bank account of record in one business day.

Redemption amounts of over $50,000 may be requested only by mail. If a redemption order is received in good order before 4:00 p.m. Eastern Time, which is 1:00 p.m. San Francisco time, it will be processed at the NAV calculated on the same business day. If a redemption order is received in good order after 4:00 p.m. Eastern Time, it will be processed at the NAV calculated on the next business day. The redemption order must include your account number and indicate the number of shares or the dollar amount you wish to redeem. All owners of the account must sign the redemption request unless the account application states that only one signature is necessary for redemptions. The Funds must have a change-of-address on file for 30 days before the Funds will send redemption or distribution checks to the new address.

The Funds usually require additional documents when shares are registered in the name of a corporation, agent or fiduciary, or if you are a surviving joint owner. In the case of a corporation, the Funds usually require a corporate resolution signed by the secretary. In the case of an agent or fiduciary, the Funds usually require an authorizing document. In the case of a surviving joint owner, the Funds usually require an original certified copy of the death certificate. Contact the Funds by phone at (800) 999–3505 if you have any questions about the requirements for redeeming your shares.

You can redeem your shares by:

Internet

If your account is eligible, you can redeem your shares by accessing your account online at www.parnassus.com. If an account has more than one owner or authorized person, the Funds will accept online instructions from any one owner or authorized person.

Mail

You can mail your redemption request. Please be sure to include your account number, the amount of your redemption (dollars or shares) and the signatures of all account holders. Send the request to:

Parnassus Investments

1 Market Street, Suite 1600

San Francisco, CA 94105

Prospectus • 2014	PARNASSUS FUNDS

Fax

The maximum amount that can be redeemed through request by fax is $50,000 per account per week. You can fax your redemption request to (415) 778–0228. Please be sure to include your account number, the amount of your redemption (dollars or shares) and the signatures of all account holders.

Telephone

For eligible accounts, you can redeem your shares, up to a maximum dollar amount of $50,000 per account per week, by calling (800) 999–3505. The telephone transaction privilege also allows a shareholder to effect exchanges from a Fund into an identically registered account in another Fund managed by Parnassus Investments. Shareholders who elect to use telephone transaction privileges must indicate this on the account application form. Neither the Funds nor Parnassus Investments will be liable for following instructions communicated by telephone reasonably believed to be genuine; a loss to the shareholder may result due to an unauthorized transaction. The Funds and the transfer agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If an account has more than one owner or authorized person, the Funds will accept telephone instructions from any one owner or authorized person.

Procedures may include one or more of the following: recording all telephone calls requesting telephone transactions, verifying authorization and requiring some form of personal identification prior to acting upon instructions and sending a statement each time a telephone transaction is made. The Funds and Parnassus Investments may be liable for any losses due to unauthorized or fraudulent instructions only if such reasonable procedures are not followed. Of course, shareholders are not obligated in any way to authorize telephone transactions and may choose to make all transactions in writing. The telephone transaction privilege may be modified or discontinued by the Funds at any time upon 60 days’ prior written notice to shareholders.

Systematic Withdrawal Program

You can have the Funds automatically redeem, on a periodic basis, a set amount from your account and direct-deposit the proceeds into your bank account or mail you a check.

Redeeming Shares through Servicing Agent

If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent. Contact the Servicing Agent for instructions on how to do so. Servicing Agents may charge you a fee for this service.

If the Funds have entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept redemption requests on behalf of the Funds, then all redemption requests received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern Time will receive that day’s NAV. All redemption requests received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern Time will receive the next day’s NAV. See the caption “Net Asset Value” for a discussion on the calculation of NAV.

Other Redemption Information

If the Funds have received payment for the shares you wish to redeem and you have provided the instructions and any other documents needed in correct form, the Funds will promptly send you a check for the proceeds from the sale. Ordinarily, the Funds must send you a check within seven days, but the Funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven days at times when the New York Stock Exchange (“NYSE”) is closed or during emergency circumstances, as determined by the Securities and Exchange Commission. However, payment may be delayed for any shares purchased by check or ACH (Automated Clearing House) for a reasonable time (not to exceed 15 days from the date of such purchase). This delay is necessary for the Funds to determine that the purchase check or ACH (Automated Clearing House) will be honored. The Funds normally send out redemption checks by U.S. mail, but the Funds can send a redemption check by overnight delivery for a $20 fee.

Wire

If you wish to have the redemption proceeds sent by wire transfer, there will be a charge of $20 per transaction. Wiring funds will require a Medallion Signature Guarantee unless wiring instructions were previously filed with the Funds.

Medallion Signature Guarantee

Certain types of transactions require a Medallion Signature Guarantee:

■	A redemption check sent to an address that is not the address of record or has not been on the Funds’ records for at least 30 days

PARNASSUS FUNDS	Prospectus • 2014

■	Redemption proceeds sent to a bank account that is not the bank account of record

■	A redemption check made payable or sent to someone other than the named account owner

■	Changing the shareholder of record on an account (A Signature Validation Program Stamp is also acceptable for this change)

A Medallion Signature Guarantee is meant to ensure that a signature is genuine. It protects shareholders and the Funds against fraud. You can typically obtain a Medallion Signature Guarantee from a bank, a credit union, a savings and loan association or a broker-dealer. A notary public cannot provide a Medallion Signature Guarantee.

Redemption of Small Accounts

The Funds may, in order to reduce the expenses of the Funds, redeem all of the shares of any shareholder whose account balance falls below $500 after a redemption. This will be done at the NAV determined as of the close of business on the business day preceding the sending of such notice of redemption. The Funds will give shareholders whose shares are being redeemed 60 days’ prior written notice in which to purchase sufficient shares to avoid such redemption. The Funds may immediately, without prior written notice, redeem all of the shares of any shareholder whose account balance falls below $100 after a redemption.

Holds on Redemptions

If you purchased shares by check, the Funds may delay a redemption request for shares that were purchased in the past 15 days, in order to allow the Funds time to determine if your purchase check cleared.

Online and Telephone Transactions

Depending on the type of account, you may make shareholder transactions online or over the telephone. The Funds take steps to confirm your identity to prevent fraud, including confirming some of your personal information that they have on file. However, the Funds cannot be held liable for executing instructions the Funds reasonably believe to be genuine. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately upon receiving them. If you do not want the ability to conduct transactions online or over the telephone, please indicate that on your account application or call the Funds at (800) 999–3505.

Market Timing Policies and Procedures

Frequent purchases and redemptions of shares of the Funds may harm other shareholders by interfering with the efficient management of the Funds’ portfolios, increasing brokerage and administrative costs, and potentially diluting the value of their shares. The Funds’ Boards of Trustees have adopted a policy of discouraging frequent purchases and redemptions of Fund shares that could disrupt the efficient management of the portfolios. If management of the Funds determines that a shareholder is making frequent trades (defined as a purchase and redemption within five business days) in sufficient volume and with sufficient frequency to disrupt a Fund’s operations, that shareholder will be barred from making future investments in the Funds. The Funds’ Boards of Trustees and the Adviser do not encourage frequent trading and will not engage in an agreement with any party to permit frequent trading. The Adviser and the Funds’ Boards of Trustees will continue to monitor trading activity and the regulatory environment and may alter the policies at any time without prior notice to shareholders.

If inappropriate trading is detected in an omnibus account registered in the name of a nominee, financial intermediary or plan sponsor (collectively, “financial intermediaries”), the Funds may apply these market timing policies and procedures to the account. The Funds generally are dependent on the financial intermediaries in monitoring trading frequency and therefore in applying the Funds’ market timing policies and procedures. In this regard, the Funds have entered into written agreements with each of the Funds’ financial intermediaries, under which the intermediaries must, upon request, provide the Funds with certain shareholder and identity trading information to assist the Funds in enforcing their market timing policies and procedures.

The Funds reserve the right to reject any purchase or exchange transactions at any time. In addition, the Adviser reserves the right to impose restrictions on purchases or exchanges at any time that are more restrictive on disruptive, excessive or short-term trading, than those that are otherwise stated in this prospectus.

Exchanging Shares

The proceeds from a redemption of shares of one Fund can be used to purchase shares of the other Funds. There is no limit on the number or dollar amount of exchanges. The Funds reserve the right to modify or eliminate this exchange

Prospectus • 2014	PARNASSUS FUNDS

privilege in the future. The exchange privilege is only available in states where the exchange may be legally made. The exchange of shares is treated as a sale, and an exchanging shareholder may, therefore, realize a taxable gain or loss.

Converting Shares (Parnassus Core Equity Fund)

The Parnassus Core Equity Fund offers two classes of shares, Investor Shares and Institutional Shares, which differ only in their ongoing fees and minimum account sizes. Investor Shares of the Parnassus Core Equity Fund may be converted into Institutional Shares of the Parnassus Core Equity Fund if your account balance is at least $100,000. The transaction will be based on the respective NAV of each class on the trade date for the conversion. Such a conversion is not a taxable event.

If an investor’s account balance in the Parnassus Core Equity Fund—Institutional Shares falls below $100,000, Parnassus may convert the shares into the Parnassus Core Equity Fund—Investor Shares. Parnassus will notify the investor in writing before the mandatory conversion. The Funds will give shareholders whose shares are being converted 60 days’ prior written notice in which to purchase sufficient shares to avoid such conversion.

Net Asset Value

The NAV for the Funds will be calculated on each day the NYSE is open for trading and on any other day there is a sufficient degree of trading in investments held by the Funds to affect the NAV. The NYSE is closed on national holidays, Good Friday, and weekends. The NYSE also may be closed on national days of mourning or due to natural disasters or other extraordinary events or emergencies. The NAV of the Funds will usually be calculated as of the close of trading on the NYSE at 4:00 p.m. Eastern Time. The NAV may not be determined on any day that there are no transactions in shares of the Funds.

The NAV per share is the value of a Fund’s assets, less its liabilities, divided by the number of outstanding shares of that Fund. In general, the value of the Funds’ portfolio securities is the market value of such securities. However, securities and other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Adviser under procedures established by and under the general supervision and responsibility of the Funds’ Board of Trustees. Types of securities that the Funds may hold for which fair value pricing might be required include, but are not limited to: (a) illiquid securities, including “restricted” securities and private placements for which there is no public market; (b) securities of an issuer that has entered into a restructuring; (c) securities whose trading has been halted or suspended; and (d) securities for which a foreign currency exchange rate is deemed inappropriate for use by the Funds or multiple appropriate rates exist. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The fair value of a security may differ from the last quoted price, and a Fund may not be able to sell a security at the fair value. See the statement of additional information for more details.

Additional Information Specific to Foreign Securities

The following applies to the Parnassus Asia Fund, and may also apply to a lesser extent to the Parnassus Fund, the Parnassus Core Equity Fund, the Parnassus Endeavor Fund, the Parnassus Mid Cap Fund, the Parnassus Small Cap Fund and the Parnassus Fixed Income Fund, as each of these funds may invest up to 20% of its assets in foreign securities. The Parnassus Asia Fund may invest up to 100% of its assets in foreign securities.

The values of foreign securities held by the Funds are converted to U.S. dollars using exchange rates determined as of the close of trading on the NYSE and in accordance with the Fund’s pricing policies. The Funds generally use the foreign currency exchange rates deemed to be most appropriate by a foreign currency pricing service that is independent of the Funds and the Adviser.

Foreign securities held by the Funds may be traded on days and at times when the NYSE is closed and the NAV is therefore not calculated. Accordingly, the NAV of the Parnassus Asia Fund may be significantly affected on days when the shareholders have no access to the Parnassus Asia Fund, and the NAVs of the Parnassus Fund, the Parnassus Core Equity Fund, the Parnassus Endeavor Fund, the Parnassus Mid Cap Fund, the Parnassus Small Cap Fund and the Parnassus Fixed Income Fund may be affected as well. For valuation purposes, quotations of foreign portfolio securities and other assets and liabilities stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates.

PARNASSUS FUNDS	Prospectus • 2014

Distributions and Taxes

All dividends from net investment income, together with distributions of short-term capital gains (collectively, “income dividends”), will be taxable as ordinary income to shareholders (although a portion may be taxed at the lower rate applicable to qualified dividend income), even though paid in additional shares. Any net, long-term capital gains (“capital-gain distributions”) distributed to shareholders are taxable as such. Tax-exempt and tax-deferred shareholders, of course, will not be required to pay taxes on any amount paid to them. Holders of IRAs and other tax-deferred retirement accounts are not required to pay taxes until distribution. (Tax-exempt retirement accounts do not have to pay taxes.)

Income dividends and capital-gain distributions will usually be paid once a year. The income dividend is usually paid in December of each year, except that the Parnassus Core Equity Fund normally declares and pays income dividends on a quarterly basis and the Parnassus Fixed Income Fund normally declares and pays income dividends on a monthly basis; and the capital-gain distribution is usually made in November of each year. Income dividends and capital-gain distributions are taxable in the year received. For the convenience of investors, all payments are made in shares of the Funds. Shareholders who prefer to receive payment of income dividends and/or capital-gain distributions in cash should notify the Funds at least five days prior to the payment date. If you decide to receive your dividends and/or capital-gain distributions in cash, you may receive your payments by check or via the Automated Clearing House network (electronically credited to your bank account).

All dividends and distributions, whether reinvested or paid out in cash, may be subject to federal income tax. An exchange of one Fund’s shares for shares of another Fund will be treated as a sale of the respective Fund’s shares for tax purposes, and any gain on the transaction may be subject to state and federal income tax. If an investor purchases shares just before the dividend date, he or she will be taxed on the distribution even though it may be a return of capital. Tax issues can be complicated. Please consult your tax adviser with any tax questions you may have. Annually, you will receive on IRS Form 1099 the dollar amount and tax status of all distributions you received.

The Funds may be required to impose backup withholding at a current rate of 28% from any income dividends and capital-gain distributions. Shareholders can eliminate any backup-withholding requirements by furnishing certification of U.S. taxpayer identification numbers for reporting dividends.

To the extent that income dividends are derived from qualifying dividends paid by domestic corporations whose shares are owned by the Funds, such dividends, in the hands of the Funds’ corporate shareholders, will be eligible for the 70% dividends received deduction. Individuals do not qualify for this deduction; it applies to corporations only.

The preceding discussion is meant to be only a general summary of the potential federal income tax consequences of an investment in the Funds by U.S. shareholders. The statement of additional information contains a more detailed summary of federal tax rules that apply to the Funds and their shareholders. This summary is not intended to be and should not be construed to be legal or tax advice to any investor. Legislative, judicial, or administrative action may change the tax rules that apply to the Funds or their shareholders and any such change may be retroactive. Shareholders should consult their own tax advisors to determine the federal, state, local, and non U.S. tax consequences of owning Fund shares.

Prospectus • 2014	PARNASSUS FUNDS

Cost Basis Reporting

Mutual fund companies such as the Parnassus Funds are subject to information reporting requirements to mutual fund shareholders and the IRS with respect to taxable redemptions of mutual fund shares reported on Form 1099-B. In addition to reporting the gross proceeds from redemptions on Form 1099-B, the Parnassus Funds are required to report the cost basis and holding period information (indication of short-term or long-term) of Fund shares redeemed on Form 1099-B. The reporting requirements apply to Fund shares acquired on or after January 1, 2012, and redeemed on and after that date. Cost basis reporting does not apply to tax-deferred or tax-exempt accounts such as IRAs or other retirement accounts.

The requirement to report only the gross proceeds from the redemption of mutual fund shares on Form 1099-B applies to all Fund shares acquired through December 31, 2011, and redeemed on and after that date. Form 1099-B is required to be provided to the IRS and the mutual fund shareholder.

Cost basis is used to determine your gain or loss for tax purposes should an investment be sold. The cost basis is the purchase price of a mutual fund (or other asset) plus reinvested dividends and reinvested capital gains distributions. If an investment is sold and the market value exceeds the cost basis, then there is a realized capital gain. Conversely, if the cost basis exceeds the market value, then there is a realized capital loss. The Parnassus Funds will default to “Average Basis” if a cost basis disposition method is not chosen. Fund shareholders should consult with their tax advisors to determine the best IRS accepted cost basis method for their tax situation and to obtain more information about how the cost basis reporting rules apply to them.

PARNASSUS FUNDS	Prospectus • 2014

Financial Highlights

The financial highlights table is intended to help you understand each Fund’s financial performance for the past five years or since inception with regard to the Parnassus Asia Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by Deloitte & Touche LLP, whose report, along with the Funds’ financial statements, is included in the Annual Report of the Funds, which is available upon request.

Selected data for each share of capital stock outstanding, total return and ratios/supplemental data for each of the five years ended December 31 are as follows:

For a Share Outstanding for the Year Ended	Net Asset Value Beginning of Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Securities(a)	Total from Investment Operations(a)	Dividends from Net Investment Income	Distributions from Net Realized Gains on Securities	Distributions from Return of Capital	Total Dividends and Distributions

Parnassus Fund
2013	$40.62	$0.25	$13.34	$13.59	$(1.94)	$(6.41)	$-	$(8.35)
2012	35.23	0.28	8.64	8.92	(0.80)	(2.73)	-	(3.53)
2011	40.49	0.13	(2.25)	(2.12)	(0.12)	(3.02)	-	(3.14)
2010	34.82	0.15	5.67	5.82	(0.15)	-	-	(0.15)
2009	23.59	0.09	11.22	11.31	(0.08)	-	-	(0.08)
Parnassus Core Equity Fund – Investor Shares
2013	29.20	0.44	9.39	9.83	(0.48)	(1.87)	-	(2.35)
2012	26.35	0.39	3.64	4.03	(0.74)	(0.44)	-	(1.18)
2011	26.31	0.32	0.48	0.80	(0.31)	(0.45)	-	(0.76)
2010	24.45	0.30	1.85	2.15	(0.29)	-	-	(0.29)
2009	19.29	0.33	5.15	5.48	(0.32)	-	-	(0.32)
Parnassus Core Equity Fund – Institutional Shares
2013	29.26	0.49	9.39	9.88	(0.54)	(1.87)	-	(2.41)
2012	26.41	0.45	3.64	4.09	(0.80)	(0.44)	-	(1.24)
2011	26.36	0.38	0.50	0.88	(0.38)	(0.45)	-	(0.83)
2010	24.51	0.38	1.82	2.20	(0.35)	-	-	(0.35)
2009	19.34	0.31	5.22	5.53	(0.36)	-	-	(0.36)
Parnassus Endeavor Fund
2013	22.17	0.14	6.71	6.85	(0.50)	(1.53)	-	(2.03)
2012	19.64	0.12	4.13	4.25	(0.50)	(1.22)	-	(1.72)
2011	20.81	0.05	(0.40)	(0.35)	(0.05)	(0.77)	-	(0.82)
2010	19.45	0.02	2.48	2.50	(0.50)	(0.64)	-	(1.14)
2009	12.22	0.03	7.56	7.59	(0.33)	(0.03)	-	(0.36)
Parnassus Mid Cap Fund
2013	20.27	0.13	5.58	5.71	(0.26)	(0.62)	-	(0.88)
2012	17.69	0.16	3.10	3.26	(0.30)	(0.38)	-	(0.68)
2011	18.25	0.06	0.51	0.57	(0.13)	(1.00)	-	(1.13)
2010	16.28	0.30	2.70	3.00	(0.24)	(0.79)	-	(1.03)
2009	12.00	0.11	4.24	4.35	(0.07)	-	-	(0.07)
Parnassus Small Cap Fund
2013	23.77	(0.04)	6.71	6.67	(0.41)	(1.31)	-	(1.72)
2012	20.08	- (c)	3.69	3.69	-	- (c)	-	- (c)
2011	23.95	(0.04)	(3.15)	(3.19)	- (c)	(0.68)	-	(0.68)
2010	17.92	0.15	6.53	6.68	(0.47)	(0.18)	-	(0.65)
2009	12.63	0.13	5.24	5.37	(0.08)	-	-	(0.08)
Parnassus Asia Fund
For the period ended December 31, 2013(d)	15.00	(0.07)	0.74	0.67	-	-	-	-
Parnassus Fixed Income Fund
2013	17.56	0.29	(0.76)	(0.47)	(0.29)	(0.31)	(0.06)	(0.66)
2012	17.53	0.31	0.05	0.36	(0.33)	- (c)	-	(0.33)
2011	16.90	0.33	0.88	1.21	(0.34)	(0.24)	-	(0.58)
2010	16.74	0.45	0.65	1.10	(0.59)	(0.35)	-	(0.94)
2009	16.19	0.51	0.69	1.20	(0.64)	(0.01)	-	(0.65)

Prospectus • 2014	PARNASSUS FUNDS

Net Asset Value End of Year	Total Overall Return	Ratio of Gross Expenses to Average Net Assets		Ratio of Net Expenses to Average Net Assets (Net of Waiver and Expense Offset Arrangements)(b)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate		Net Assets End of Year (000s)

$45.86	34.22%	0.86%		0.86%		0.54%	64.87%		$572,301
40.62	26.04	0.90		0.90		0.70	52.72		470,136
35.23	(5.01)	0.94		0.94		0.33	74.43		354,572
40.49	16.71	0.97		0.97		0.42	51.77		444,457
34.82	47.94	1.00		0.99		0.31	53.24		351,176

36.68	34.01	0.87		0.87		1.28	16.93		6,282,235
29.20	15.43	0.90		0.90		1.38	24.34		4,023,309
26.35	3.13	0.94		0.94		1.19	63.04		3,398,905
26.31	8.89	0.99		0.99		1.23	54.30		3,150,408
24.45	28.73	0.99		0.99		1.63	60.16		2,364,691

36.73	34.13	0.69		0.69		1.44	16.93		1,809,054
29.26	15.64	0.68		0.68		1.59	24.34		1,006,980
26.41	3.40	0.70		0.70		1.43	63.04		630,035
26.36	9.07	0.75		0.75		1.54	54.30		407,423
24.51	28.97	0.77		0.77		1.51	60.16		192,987

26.99	31.15	1.07		1.07		0.53	41.20		475,940
22.17	22.03	1.14		1.14		0.54	69.25		281,029
19.64	(1.62)	1.16		1.16		0.22	47.22		216,269
20.81	12.96	1.25		1.20		0.09	53.85		143,491
19.45	62.13	1.36		1.20		0.16	32.73		95,300

25.10	28.27	1.14		1.14		0.55	20.70		241,162
20.27	18.58	1.23		1.20		0.79	22.82		128,964
17.69	3.33	1.24		1.20		0.35	38.67		61,299
18.25	18.70	1.46		1.20		1.73	53.22		36,811
16.28	36.26	1.73		1.20		0.78	40.11		22,804

28.72	28.33	1.20		1.20		(0.15)	49.36		775,655
23.77	18.40	1.23		1.20		(0.02)	32.85		679,980
20.08	(13.29)	1.22		1.20		(0.18)	39.50		644,825
23.95	37.37	1.30		1.20		0.75	35.33		445,343
17.92	42.50	1.47		1.20		0.81	46.00		115,168

15.67	4.47 (e)	5.08	(f)	1.45	(f)	0.71 (f)	3.00	(e)	3,376

16.43	(2.71)	0.78		0.68		1.70	35.15		175,790
17.56	2.08	0.79		0.75		1.78	5.45		225,723
17.53	7.24	0.81		0.75		1.92	29.25		211,723
16.90	6.61	0.83		0.75		2.60	56.06		180,186
16.74	7.48	0.87		0.75		3.07	46.24		137,924

(a) Income (loss) from operations per share is based on average daily shares outstanding.

(b) Parnassus Investments has contractually limited expenses to an annualized rate of 0.99% for the Parnassus Fund, 0.99% for the Parnassus Core Equity Fund–Investor Shares, 0.78% for the Parnassus Core Equity Fund–Institutional Shares, 1.20% for the Parnassus Endeavor Fund (this limit is currently 0.95%), 1.20% for the Parnassus Mid Cap Fund and the Parnassus Small Cap Fund, 1.45% for the Parnassus Asia Fund (this limit is currently 1.25%) and 0.68% for the Parnassus Fixed Income Fund.

(c) Amount less than $0.01.

(d) The Parnassus Asia Fund commenced operations on April 30, 2013, and the period shown is from April 30, 2013 through December 31, 2013.

(e) Not annualized for periods less than one year.

(f) Annualized.

PARNASSUS FUNDS	Prospectus • 2014

General Information

Deloitte & Touche LLP, 555 Mission Street, San Francisco, California 94105, is the Funds’ independent registered public accounting firm.

Brown Brothers Harriman & Co., 50 Post Office Square, Boston, Massachusetts 02110, is the custodian of the Funds’ assets.

Parnassus Investments, 1 Market Street, Suite 1600, San Francisco, California 94105, is the Funds’ transfer agent and accounting agent. Jerome L. Dodson, the Funds’ President, is the majority stockholder of Parnassus Investments.

Householding Consent

To minimize expenses, we may mail only one copy of the Funds’ prospectus and each annual, semiannual and quarterly report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents and are currently receiving these reports directly from Parnassus Funds, please call us at (800) 999–3505 (or contact the financial institution that currently sends these reports to you). We will begin sending you individual copies 30 days after receiving your request.

Prospectus • 2014	PARNASSUS FUNDS

Privacy Policy and Practices

Parnassus is committed to maintaining the confidentiality, integrity and security of personal information entrusted to us by current and potential shareholders. We have always treated personal information as confidential and want you to be aware of our privacy policies.

What Information We Collect

We may collect and maintain the following nonpublic personal information about you:

■	information we receive from you on applications or other forms, such as your name, address, e-mail address, phone number, social security number, assets, income and date of birth; and

■	information about your transactions with us, our affiliates or others, such as your account number, balance, positions, activity, history, cost basis information and other financial information.

What Information We Disclose

We do not disclose any nonpublic personal information about our shareholders or former shareholders to any third parties, except as permitted or required by law. We are permitted by law to share any of the information we collect, as described above, with our affiliates. Parnassus will share information with affiliates if the information is required to provide a product or service you have requested. In addition, we may share such information with non-affiliated third parties to the extent necessary to effect, process, administer or enforce a transaction that you request or authorize, in connection with maintaining or servicing your account, as requested by regulatory authorities or as otherwise permitted or required by law. For example, we may provide such information to third parties in the course of servicing your account, such as identity-verification service providers. We may also disclose information to non-affiliated parties if compelled by law, such as responding to a subpoena, preventing fraud or complying with an inquiry by a government agency or regulator.

How We Protect Your Information

We restrict access to nonpublic personal information about you to those persons who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect the confidentiality, integrity and security of your nonpublic personal information.

We will continue to adhere to the privacy policies and practices in this notice even if your account is closed or becomes inactive.

Additional Rights

You may have other privacy protections under applicable state laws. To the extent those state laws apply, we will comply with them with respect to your nonpublic personal information.

How to Contact Us

Please call us at (800) 999-3505 if you have any questions regarding our privacy policy.

Investment Adviser	Independent Registered Public Accounting Firm
Parnassus Investments	Deloitte & Touche LLP
1 Market Street, Suite 1600	555 Mission Street
San Francisco, CA 94105	San Francisco, CA 94105

Legal Counsel	Distributor
Foley & Lardner LLP	Parnassus Funds Distributor
777 E. Wisconsin Ave.	1 Market Street, Suite 1600
Milwaukee, WI 53202	San Francisco, CA 94105

PARNASSUS FUNDS

1 Market Street, Suite 1600

San Francisco, CA 94105

(800) 999-3505

www.parnassus.com

Go Paperless with E-Delivery

Sign up for electronic delivery of prospectuses, shareholder reports and account statements at www.parnassus.com/gopaperless If you do not hold your account directly with Parnassus, please contact the firm that holds your account to inquire about electronic delivery.

You can obtain additional information about each of the Funds in their statement of additional information (SAI) and other Fund documents. The Funds’ SAI dated May 1, 2014, has been filed with the Securities and Exchange Commission (SEC) and is incorporated in this prospectus by reference (namely, it legally forms a part of the prospectus). The Funds also publish an annual and a semiannual report and two quarterly reports each year that discuss the Funds’ holdings and how recent market conditions as well as the Funds’ investment strategies affected performance. For a free copy of any of these documents or to ask questions about the Funds, call the Parnassus Funds at (800) 999–3505.

The Funds make available the SAI and the annual and semiannual reports, free of charge, on their Internet website (http://www. parnassus.com). This information may also be reviewed at the Public Reference Room of the SEC in Washington, D.C. or by visiting the SEC’s Internet website at http://www.sec.gov. In addition, this information may be obtained for a fee by emailing the Public Reference Room of the SEC at publicinfo@sec.gov or by writing to: Public Reference Room, Securities and Exchange Commission, Washington, D.C. 20549-1520. You may also call the SEC at (202) 551-8090 for information on the operation of the Public Reference Room.

The Investment Company Act File Number for Parnassus Income Funds is 811-06673. The Investment Company Act File Number for Parnassus Funds is 811-04044.

Printed on recycled paper with soy-based ink

May 1, 2014

STATEMENT OF ADDITIONAL INFORMATION FOR

Parnassus Fund	(PARNX)
Parnassus Core Equity Fund - Investor Shares	(PRBLX)
Parnassus Core Equity Fund - Institutional Shares	(PRILX)
Parnassus Endeavor Fund	(PARWX)
Parnassus Mid Cap Fund	(PARMX)
Parnassus Small Cap Fund	(PARSX)
Parnassus Asia Fund	(PAFSX)
Parnassus Fixed Income Fund	(PRFIX)

Parnassus Funds

Parnassus Income Funds

1 Market Street, Suite 1600

San Francisco, CA 94105

(800) 999-3505

The “Parnassus Funds” or the “Funds,” as referenced collectively in this statement of additional information, are comprised of two trusts. The Parnassus Funds trust consists of five mutual funds: the Parnassus Fund, the Parnassus Endeavor Fund (formerly known as the Parnassus Workplace Fund), the Parnassus Mid Cap Fund, the Parnassus Small Cap Fund and the Parnassus Asia Fund. The Parnassus Income Funds trust consists of two mutual funds: the Parnassus Core Equity Fund (formerly known as the Parnassus Equity Income Fund) and the Parnassus Fixed Income Fund. The Funds are managed by Parnassus Investments (the “Adviser”). The Parnassus Core Equity Fund offers two classes of shares, Investor Shares and Institutional Shares, which differ only in their ongoing fees and investment eligibility requirements.

This statement of additional information is not a prospectus. It should be read in conjunction with the Funds’ prospectus dated May 1, 2014.

The Funds’ audited financial statements for the fiscal year ended December 31, 2013 are incorporated into this statement of additional information by reference to the Funds’ annual report to shareholders dated December 31, 2013. This means that you should consider the Funds’ audited financial statements to be part of the statement of additional information. You may obtain a free copy of the prospectus or the annual report by calling the Funds at (800) 999-3505, writing to the Funds at the above address or by visiting the Funds’ website, www.parnassus.com.

INVESTMENT OBJECTIVES AND POLICIES

The investment objective of the Parnassus Fund, the Parnassus Endeavor Fund, the Parnassus Mid Cap Fund, the Parnassus Small Cap Fund and the Parnassus Asia Fund is to achieve long-term capital appreciation. The investment objective of the Parnassus Core Equity Fund is both capital appreciation and current income. The investment objective of the Parnassus Fixed Income Fund is to provide a high level of current income consistent with safety and preservation of capital. Each of the Funds is diversified. The Funds’ prospectus describes the investment objective and principal investment strategies of each Fund. Prior to May 1, 2014, the Parnassus Core Equity Fund was known as the Parnassus Equity Income Fund, and the Parnassus Endeavor Fund was known as the Parnassus Workplace Fund.

Investment Restrictions

The Funds have adopted the following investment restrictions (in addition to those indicated in the prospectus) as fundamental policies that may not be changed without the approval of the holders of a “majority” (as defined in the Investment Company Act of 1940, as amended [the “1940 Act”]) of the applicable Fund’s outstanding shares. A vote of the holders of a “majority” (as so defined) of a Fund’s outstanding shares means a vote of the holders of the lesser of (i) 67% or more of the Fund’s shares present or represented by proxy at a meeting at which more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares.

The Funds may not:

(1)	With respect to 75% of a Fund’s total net assets, purchase any security, other than obligations of the U.S. government, its agencies or instrumentalities (“U.S. government securities”), if as a result: (i) more than 5% of a Fund’s total net assets (taken at current value) would then be invested in securities of a single issuer or (ii) a Fund would hold more than 10% of the outstanding voting securities of any one issuer.

(2)	Purchase any security if, as a result, any Fund would have 25% or more of its net assets (at current value) invested in a single industry.

(3)	Purchase securities on margin (however, the Funds may obtain such short-term credits as may be necessary for the clearance of transactions).

(4)	Make short sales of securities, purchase on margin or purchase puts, calls, straddles or spreads.

(5)	Issue senior securities, borrow money or pledge their assets except that each Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 10% (taken at the lower of cost or current value) of its net assets (not including the amount borrowed) and pledge its assets to secure such borrowings. A Fund will not make additional purchases while any borrowings are outstanding.

(6)	Buy or sell commodities or commodity contracts including futures contracts or real estate, real estate limited partnerships or other interests in real estate; provided, however, that the Parnassus Asia Fund may purchase and sell commodities to the extent permitted by the 1940 Act. (The 1940 Act currently permits investments in commodities.) Each Fund may purchase and sell securities that are secured by real estate and securities of companies that invest or deal in real estate.

(7)	Act as underwriter, except to the extent that in connection with the disposition of portfolio securities, each Fund may be deemed to be an underwriter under certain federal securities laws.

(8)	Participate on a joint (or joint and several) basis in any trading account in securities.

(9)	Invest in securities of other registered investment companies, except that each Fund may invest up to 10% of its assets in money-market funds, but no more than 5% of its assets in any one fund and no Fund may own more than 3% of the outstanding voting shares of any one fund. This restriction does not apply to a transaction that is a part of a merger, consolidation or other acquisition or regarding collateral held for securities lending arrangements, which are deposited into money-market funds.

(10)	Invest in interests in oil, gas or other mineral exploration or development programs or in oil, gas or other mineral leases, although each Fund may invest in the common stocks of companies that invest in or sponsor such programs.

(11)	Make loans, except through repurchase agreements; however, the Funds may engage in securities lending and may also acquire debt securities and other obligations consistent with the applicable Fund’s investment objective(s) and its other investment policies and restrictions. Investing in a debt instrument that is convertible into equity or investing in a community loan fund is not considered the making of a loan.

As a general rule, the percentage limitations referred to in these restrictions apply only at the time of investment other than with respect to a Fund’s borrowing of money. A later increase or decrease in a percentage that results from a change in value in the portfolio securities held by a Fund will not be considered a violation of such limitation, and the Fund will not necessarily have to sell a portfolio security or adjust its holdings in order to comply.

Portfolio Turnover

The Parnassus Fund, the Parnassus Core Equity Fund, the Parnassus Endeavor Fund, the Parnassus Mid Cap Fund, the Parnassus Small Cap Fund, the Parnassus Asia Fund and the Parnassus Fixed Income Fund did not have significant changes in portfolio turnover rates over the two most recently completed fiscal years. For the year ended December 31, 2012, the turnover for the Parnassus Fund, the Parnassus Core Equity Fund, the Parnassus Endeavor Fund, the Parnassus Mid Cap Fund, the Parnassus Small Cap Fund and the Parnassus Fixed Income Fund was 52.72%, 24.34%, 69.25%, 22.82%, 32.85% and 5.45%, respectively. For the year ended December 31, 2013, the turnover for the Parnassus Fund, the Parnassus Core Equity Fund, the Parnassus Endeavor Fund, the Parnassus Mid Cap Fund, the Parnassus Small Cap Fund, the Parnassus Asia Fund and the Parnassus Fixed Income Fund was 64.87%, 16.93%, 41.20%, 20.70%, 49.36%, 3.00% and 35.15%, respectively.

Operating Policies

Each of the Funds has adopted the following operating policies (unless otherwise noted), which may be changed by a vote of the majority of the Funds’ Trustees:

(1)	With the exception of the Parnassus Fixed Income Fund, a Fund may purchase warrants up to a maximum of 5% of the value of its total net assets. The Parnassus Fixed Income Fund may not purchase warrants.

(2)	The Parnassus Fund, the Parnassus Core Equity Fund, the Parnassus Endeavor Fund, the Parnassus Mid Cap Fund and the Parnassus Small Cap Fund may not hold or purchase foreign currency except as may be necessary in the settlement of foreign securities transactions. The Parnassus Asia Fund may hold or purchase foreign currency. The Parnassus Fixed Income Fund may not hold or purchase foreign currency.

(3)	It is the position of the Securities and Exchange Commission (“SEC”) (and an operating although not a fundamental policy of each Fund) that a Fund may not make certain illiquid investments if thereafter more than 15% of the value of its net assets would be so invested. Investments included in this 15% limit are: (i) those which are restricted (namely, those which cannot freely be resold for legal or contractual reasons); (ii) fixed time-deposits subject to withdrawal penalties (other than overnight deposits); (iii) repurchase agreements having a maturity of more than seven days; and (iv) investments for which market quotations are not readily available. However, the 15% limit does not include obligations that are payable at principal amount plus accrued interest within seven days after purchase or commercial paper issued under Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”), or securities eligible for resale under Rule 144A of the 1933 Act that have been determined to be liquid pursuant to procedures adopted by the Boards of Trustees.

(4)	With respect to the Parnassus Endeavor Fund, the Parnassus Mid Cap Fund, the Parnassus Small Cap Fund, the Parnassus Asia Fund and the Parnassus Fixed Income Fund, in accordance with the requirements of Rule 35d-1 under the 1940 Act, it is a fundamental policy of each of the Parnassus Endeavor Fund, the Parnassus Mid Cap Fund, the Parnassus Small Cap Fund, the Parnassus Asia Fund and the Parnassus Fixed Income Fund to normally invest at least 80% of its net assets, plus borrowings for investment purposes, in the particular type of investments suggested by its name. The Parnassus Endeavor Fund invests mainly in companies that the Adviser considers to have a good workplace for its employees. The Parnassus Mid Cap Fund invests mainly in companies with market capitalizations between $3 billion and $20 billion. The Parnassus Small Cap Fund invests mainly in companies with market capitalizations under $3 billion. The Parnassus Asia Fund invests principally in companies located in Asia. The Parnassus Fixed Income Fund invests mainly in fixed income securities, particularly in investment-grade bonds. Attached as Annex A to this statement of additional information is a description of the corporate bond ratings of Moody’s Investors Service, Inc. and Standard & Poor’s Corporation. If the Board of Trustees determines to change this non-fundamental policy for these Funds, the Funds will provide 60 days prior written notice to the shareholders before implementing the change of policy.

As a general rule, the percentage limitations referred to in these restrictions apply only at the time of investment other than with respect to the limitations on illiquid investments. A later increase or decrease in a percentage that results from a change in value in the portfolio securities held by a Fund will not be considered a violation of such limitation, and the Fund will not necessarily have to sell a portfolio security or adjust its holdings in order to comply.

Foreign Equity Securities

The Parnassus Fund, the Parnassus Core Equity Fund, the Parnassus Endeavor Fund, the Parnassus Mid Cap Fund and the Parnassus Small Cap Fund may each purchase foreign securities and American Depositary Receipts of foreign companies up to a maximum of 20% of the value of their total net assets. The Parnassus Asia Fund may purchase foreign securities and American Depositary Receipts of foreign companies up to a maximum of 100% of the value of its total net assets. In addition to American

Depositary Receipts (“ADRs”), such Funds may hold foreign securities in the form of American Depository Shares (“ADSs”), Global Depository Receipts (“GDRs”) and European Depository Receipts (“EDRs”), or other securities convertible into foreign securities. Generally, American banks or trust companies issue ADRs and ADSs, which evidence ownership of underlying foreign securities. GDRs represent global offerings where an issuer issues two securities simultaneously in two markets, usually publicly in a non-U.S. market and privately in the U.S. market. EDRs (sometimes called Continental Depository Receipts (“CDRs”)) are similar to ADRs, but usually issued in Europe. Typically issued by foreign banks or trust companies, EDRs and CDRs evidence ownership of foreign securities. Generally, ADRs and ADSs in registered form trade in the U.S. securities markets, GDRs in the U.S. and European markets, and EDRs and CDRs (in bearer form) in European markets. Such investments increase a portfolio’s diversification and may enhance return, but they also involve some special risks, such as exposure to potentially adverse local political and economic developments; nationalization and exchange controls; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement and regulatory practices that differ from U.S. standards; and the chance that fluctuations in foreign exchange rates will decrease the investment’s value (favorable change can increase its value). When determining whether a company’s equity securities are considered to be a “foreign security,” the Adviser typically gives the most weight to the location of the company and the location of the exchange(s) where most of the firms’ equity securities are traded, but each company is evaluated using multiple factors. The location of a company can be determined by where it is organized, where its profits and revenues are derived, and where its assets are located, as well as other factors. With regard to the Parnassus Asia Fund, Asian companies are companies domiciled or headquartered in Asia, companies that have a substantial amount of business in Asia, or companies whose primary trading markets for their securities are located in Asia.

Foreign Fixed Income Securities

The Parnassus Fixed Income Fund may make limited use (not more than 20% of its net assets) of foreign fixed income securities. The foreign fixed income securities in which the Fund may invest must be U.S. dollar denominated, and may include obligations of supranational organizations or corporations. Similar to the Parnassus equity funds, the Adviser gives the most weight to the location of the company’s headquarters and the location of the exchange(s) where most of the firms’ debt is traded when determining if an issuance is a foreign security. Foreign fixed income securities are subject to the same risks as foreign equity securities and to the same risks as other debt securities.

Emerging Markets

The Parnassus Asia Fund may invest in securities of companies in countries with emerging economies or securities markets (“Emerging Markets”). Investment in Emerging Markets involves risks in addition to those generally associated with investments in foreign securities. Political and economic structures in many Emerging Markets may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. As a result, the risks described above relating to investments in foreign securities, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of the Parnassus Asia Fund’s investments and the availability to the Parnassus Asia Fund of additional investments in such Emerging Markets. The small size and inexperience of the securities markets in certain Emerging Markets and the limited volume of trading in securities in those markets may make the Parnassus Asia Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the U.S., Japan and most Western European countries).

Geographic Concentration

The Parnassus Asia Fund concentrates its investments in Asian companies. There are specific risks associated with investing in the Asia Pacific region, including the risk of severe economic, political or military disruption. The Asia Pacific region comprises countries in all stages of economic development. Some Asia Pacific economies may experience overextension of credit, currency devaluations and restrictions, rising unemployment, high inflation, underdeveloped financial services sectors, heavy reliance on international trade and prolonged economic recessions. Many Asia Pacific countries are dependent on foreign supplies of energy. A significant increase in energy prices could have an adverse impact on these economies and the region as a whole.

The economies of many Asia Pacific countries (especially those whose development has been export-driven) are dependent on the economies of the United States, Europe and other Asian countries, and, as seen in the recent developments in global credit and equity markets, events in any of these economies could negatively impact the economies of Asia Pacific countries. Currency fluctuations, devaluations and trading restrictions in any one country can have a significant effect on the entire Asia Pacific region. Increased political and social instability in any Asia Pacific country could cause further economic and market uncertainty in the region, or result in significant downturns and volatility in the economies of Asia Pacific countries.

The development of Asia Pacific economies, and particularly those of China, Japan and South Korea, may also be affected by political, military, economic and other factors related to North Korea. Negotiations to ease tensions and resolve the political division of the Korean peninsula have been carried on from time to time producing sporadic and inconsistent results. Recently, there have also been efforts to increase economic, cultural and humanitarian contacts among North Korea, South Korea, Japan and other nations. There can be no assurance that such negotiations or efforts will continue or will ease tensions in the region. Any military action or other instability could adversely impact the ability of the Parnassus Asia Fund to achieve its investment objective. Lack of available information regarding North Korea is also a significant risk factor.

Some companies in the region may have less established shareholder governance and disclosure standards than in the U.S. Some companies are controlled by family and financial institutional investors whose investment decisions may be hard to predict based on standard U.S.-based equity analysis. Consequently, investments may be vulnerable to unfavorable decisions by the management or shareholders. Corporate protectionism (e.g., adoption of poison pills and restrictions on shareholders seeking to influence management) appears to be increasing, which could adversely impact the value of affected companies. As these countries may be considered Emerging Markets, the governments of these countries may be more unstable and more likely to impose controls on market prices (including, for example, limitations on daily price movements), which may negatively impact the Parnassus Asia Fund’s ability to acquire or dispose of a position in a timely manner. Emerging market countries may also impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. Additionally, because these markets may not be as mature, there may be increased settlement risks for transactions in local securities.

Economies in this region may also be more susceptible to natural disasters, or adverse changes in climate or weather. Economies in which agriculture occupies a prominent position, and countries with limited natural resources (such as oil and natural gas), may be especially vulnerable to natural disasters and climatic changes.

Foreign Currency Transactions

Since the Parnassus Asia Fund may purchase securities denominated in foreign currencies, changes in foreign currency exchange rates will affect, either directly or indirectly, the value of the Parnassus Asia Fund’s assets from the perspective of U.S. investors. The Parnassus Asia Fund may seek to protect itself against the adverse effects of currency exchange rate fluctuations by entering into currency forward, futures or options contracts. Hedging transactions may not, however, always be fully effective in protecting against adverse exchange rate fluctuations. Furthermore, hedging transactions involve transaction costs and the risk that the Parnassus Asia Fund might lose money; either because exchange rates move in an unexpected direction, because another party to a hedging contract defaults or for other reasons. Hedging transactions also limit any potential gain which might result if exchange rates moved in a favorable direction. The value of foreign investments and the investment income derived from them may also be affected (either favorably or unfavorably) by exchange control regulations. In addition, the value of foreign fixed income investments will fluctuate in response to changes in U.S. and foreign interest rates.

To manage the currency risk accompanying investments in foreign securities and to facilitate the purchase and sale of foreign securities, the Parnassus Asia Fund may engage in foreign currency transactions on a spot (cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (“forward foreign currency” contracts or “forward” contracts).

A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. The Parnassus Asia Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Parnassus Asia Fund to deliver an amount of foreign currency in excess of the value of the Parnassus Asia Fund’s securities or other assets denominated in that currency. The Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Parnassus Asia Fund will be served.

At the maturity of a forward contract, the Parnassus Asia Fund may either sell the portfolio securities and make delivery of the foreign currency, or it may retain the securities and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract obligating it to purchase, on the same maturity date, the same amount of foreign currency.

If the Parnassus Asia Fund retains the portfolio securities and engages in an offsetting transaction, the Parnassus Asia Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Parnassus Asia Fund engages in an offsetting transaction, it may subsequently enter into a forward contract to sell the foreign currency. Should forward prices decline during the period when the Parnassus Asia Fund entered into the forward contract for the sale of a foreign currency and the date it entered into an offsetting contract for the purchase of the foreign currency, the Parnassus Asia Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Parnassus Asia Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

The Parnassus Asia Fund may purchase and sell currency futures and purchase and write currency options to increase or decrease its exposure to different foreign currencies. The uses and risks of currency options and futures are similar to options and futures relating to securities or indices. Currency futures contracts are similar to forward foreign currency contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the Parnassus Asia Fund’s investments. A currency hedge, for example, should protect a Yen-dominated security from a decline in the Yen, but will not protect the Parnassus Asia Fund against a price decline resulting from deterioration in the issuer’s creditworthiness. Because the value of the Parnassus Asia Fund’s foreign-denominated investments change in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Parnassus Asia Fund’s investments exactly over time.

Pursuant to Rule 4.5 of the Commodity Futures Trading Commission (“CFTC”), the Trust on behalf of the Parnassus Asia Fund has filed a notice of exemption from registration as a commodity pool operator. To rely on the exemption, the Parnassus Asia Fund’s commodities transactions must be made solely for bona fide hedging purposes as defined by the CFTC. In addition, the Parnassus Asia Fund may invest in commodity interests for other than bona fide hedging purposes if it meets either the 5% trading de minimis test (the “5% Test”) or a test based on the net notional value of the Fund’s commodities transactions (the “Notional Test”). Under the 5% Test, the aggregate initial margin and premiums required to establish positions in commodity futures, commodity options or swaps may not exceed 5% of the Parnassus Asia Fund’s net asset value. Under the Notional Test, the aggregate net notional value of commodity futures, commodity options or swaps not used solely for bona fide hedging purposes may not exceed 100% of the Parnassus Asia Fund’s net asset value.

Change or Influence Control over Portfolio Companies

As a shareholder of a portfolio company, each Fund reserves the right to freely communicate its views on matters of policy to the company’s management, board of directors and other shareholders when a policy may affect the value of the Fund’s investment or impact the Funds’ social investing criteria. In exercising this right, each of the Funds may, from time to time, use its ownership interest in a portfolio company to seek to change or influence control of the company’s management. For example, a Fund might take steps, either individually or as part of a group, (a) to actively support, oppose, or influence a company’s decision-making, (b) to seek changes in a company’s management or board of directors, (c) to effect the sale of all or some of a company’s assets, (d) to vote to participate in or oppose a takeover of a portfolio company or an acquisition by a portfolio company, or (e) to serve as lead plaintiff in a matter related to a portfolio company.

Investing for purposes of changing or influencing control of management could result in additional expenses to a Fund, including expenses associated with operational or regulatory requirements and the ongoing cost of potential litigation. It could also restrict a Fund’s ability to freely dispose of the securities of a portfolio company with respect to which it is deemed to be investing to effect control, which might adversely affect the Fund’s liquidity as well as the sale price of those securities. Finally, greater public disclosure may be required regarding a Fund’s investment and trading strategies in regulatory filings relating to such securities.

Limited Partnerships

With the exception of the Parnassus Fixed Income Fund, each of the Funds may also invest up to 5% of its total net assets in venture-capital limited partnerships. These investments will not be liquid (and are subject to the restriction on illiquid investments discussed above) and will likely involve a higher degree of risk than most portfolio securities.

Warrants and Put and Call Options

Each Fund (excluding the Parnassus Fixed Income Fund), to the extent consistent with its investment objective and investment strategies, may purchase warrants and put and call options on securities. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the option’s underlying security at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option.

If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying security at the strike price. The Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists. The buyer of a put option can expect to realize a gain if security prices fall substantially. However, if the underlying security’s price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying security at the option’s strike price. A call buyer attempts to participate in potential price increases of the underlying security with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

Warrants are similar to call options in that the purchaser of a warrant has the right (but not the obligation) to purchase the underlying security at a fixed price. Warrants are issued by the issuer of the underlying security whereas options are not. Warrants typically have exercise periods in excess of those of call options. Warrants do not carry the right to receive dividends or vote with respect to the securities they entitle the holder to purchase, and they have no rights to the assets of the issuer. Warrants are more speculative than the underlying investment. A warrant ceases to have value if it is not exercised prior to its expiration date.

Repurchase Agreements

Each of the Funds may purchase the following securities, subject to repurchase agreements: certificates of deposit, certain bankers’ acceptances and securities that are direct obligations of, or that are fully guaranteed as to principal, by the United States or any agency or instrumentality of the United States. A repurchase transaction occurs when at the time a Fund purchases a security, the Fund also resells it to the vendor (normally a commercial bank or a broker-dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed-upon date in the future. Such securities, including any securities so substituted, are referred to as the “Resold Securities.” The Adviser will consider the creditworthiness of any vendor of repurchase agreements and will continuously monitor the collateral so that it never falls below the resale price. The resale price is in excess of the purchase price in that it reflects an agreed-upon market interest rate effective for the period of time during which a Fund’s money is invested in the Resold Securities. The majority of these transactions run from day to day, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. Repurchase agreements with a maturity of more than seven days are considered to be illiquid and are subject to the restriction on illiquid investments discussed above. A Fund’s risk is limited to the ability of the vendor to pay the agreed-upon sum upon the delivery date.

If there is a default, the Resold Securities constitute collateral for the repurchase obligation and will be promptly sold by the Fund in question. However, there may be delays and costs in establishing a Fund’s rights to the collateral and the value of the collateral may decline. A Fund will bear the risk of loss in the event that the other party to the transaction defaults on its obligation and the Fund is delayed or prevented from exercising its right to dispose of the underlying securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights.

Repurchase agreements can be considered as loans “collateralized” by the Resold Securities (such agreements being defined as “loans” in the 1940 Act.) The return on such “collateral” may be more or less than that from the repurchase agreement. The Resold Securities will be marked to market every business day so that the value of the “collateral” is at least equal to the value of the loan including the accrued interest earned thereon. All Resold Securities will be held by the Funds’ custodian either directly or through a securities depository.

Lending Portfolio Securities

To generate additional income, each of the Funds may lend its portfolio securities to broker-dealers, banks or other institutional borrowers of securities. The borrower, at all times during the loan, must maintain with the applicable Fund cash, U.S. Government securities or equivalent collateral or provide to the Fund an irrevocable letter of credit in favor of the Fund equal in value to at least 102% of the value of loaned domestic securities and 105% of the value of loaned foreign securities on a daily basis. This collateral will be valued daily. Should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund in question. During the time portfolio securities are on loan, the borrower pays the Funds any dividends or interest received on such securities. Although the borrower must pledge collateral in the form of cash or U.S. government securities, a Fund may invest the collateral in U.S. government securities or short-term, high-quality money-market instruments with maturities of 397 days or less, which may also include other money-market funds that are registered investment companies. The Funds’ social investing criteria may not be applied to investments made with the collateral. While a Fund does not have the right to vote securities that are on loan, each of the Funds intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. The borrower can repay the loan at any time and a Fund can demand repayment at any time.

Convertible Securities

Each Fund, to the extent consistent with its investment objective and investment strategies, may invest in convertible securities. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Preferred Securities

Each Parnassus equity fund, to the extent consistent with its investment objective and investment strategies, may invest in preferred stocks. Preferred stock includes convertible and non-convertible preferred and preference stocks that are senior to common stock. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Real Estate Investment Trusts

A real estate investment trust (“REIT”) is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Internal Revenue Code of 1986, as amended (the “Code”). The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.

REITs are characterized as equity REITs, mortgage REITs and hybrid REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depend upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the 1940 Act.

Mortgage-Backed Securities and Other Asset-Backed Securities

The Parnassus Fixed Income Fund may invest in mortgage-backed and other asset-backed securities (i.e., securities backed by credit card receivables, automobile loans or other assets). Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. Mortgage-backed securities include: (1) Government Agency Mortgage-Backed Securities; (2) Privately-Issued Mortgage-Backed Securities; and (3) collateralized mortgage obligations and multiclass pass-through securities.

Government Agency Mortgage-Backed Securities. Mortgage-backed securities include Government Agency Mortgage-Backed Securities, which represent participation interests in pools of residential mortgage loans originated by United States governmental or private lenders and guaranteed, to the extent provided in such securities, by the United States Government or one of its agencies or instrumentalities. Such securities, with the exception of collateralized mortgage obligations, are ownership interests in the underlying mortgage loans and provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

The Government Agency Mortgage-Backed Securities in which the Parnassus Fixed Income Fund may invest will include those issued or guaranteed by Ginnie Mae, Fannie Mae and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). As more fully described below, these securities may include collateralized mortgage obligations, multiclass pass-through securities and stripped Mortgage-Backed Securities.

Ginnie Mae Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the “Housing Act”), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration Act, or Title V of the Housing Act of 1949, or guaranteed by the Veterans’ Administration under the Servicemen’s Readjustment Act of 1944, as amended, or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the United States Government is pledged to the payment of all amounts that may be required to be paid under any guarantee. To meet its obligations under such guarantee, Ginnie Mae is authorized to borrow from the U.S. Treasury with no limitations as to amount.

Fannie Mae Certificates. Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act. Fannie Mae was originally established in 1938 as a United States Government agency to provide supplemental liquidity to the mortgage market and was transformed into a shareholder owned and privately managed corporation by legislation enacted in 1968. Fannie Mae provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing their funds for additional lending. Fannie Mae acquires funds to purchase home mortgage loans from many capital market investors that ordinarily may not invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

Each Fannie Mae Certificate entitles the registered holder thereof to receive amounts representing such holder’s pro rata interest in scheduled principal payments and interest payments (at such Fannie Mae Certificate’s pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments, on the mortgage loans in the pool represented by such Fannie Mae Certificate and such holder’s proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal of and interest on each Fannie Mae Certificate will be guaranteed by Fannie Mae, which guarantee is not backed by the full faith and credit of the United States Government.

Freddie Mac Certificates. Freddie Mac is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the “FHLMC Act”). Freddie Mac was established primarily for the purpose of increasing the availability of mortgage credit for the financing of needed housing. The principal activity of Freddie Mac currently consists of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities, primarily Freddie Mac Certificates.

Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate, whether or not received. Freddie Mac also guarantees to each registered holder of a Freddie Mac Certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but, generally, does not guarantee the timely payment of scheduled principal. Freddie Mac may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following (i) foreclosure sale, (ii) payment of claim by any mortgage insurer, or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal. The obligations of Freddie Mac under its guarantee are obligations solely of Freddie Mac and are not backed by the full faith and credit of the United States Government.

Privately-Issued Mortgage-Backed Securities. Privately-Issued Mortgage-Backed Securities are issued by private issuers and represent an interest in or are collateralized by (i) Mortgage-Backed Securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities (“Privately-Issued Agency Mortgage-Backed Securities”), or (ii) whole mortgage loans or non-Agency collateralized Mortgage-Backed Securities (“Privately-Issued Non-Agency Mortgage-Backed Securities”). These securities are structured similarly to the Ginnie Mae, Fannie Mae and Freddie Mac mortgage pass-through securities described above and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Privately-Issued Agency Mortgage-Backed Securities usually are backed by a pool of Ginnie Mae, Fannie Mae and Freddie Mac Certificates. Privately-Issued Non-Agency Mortgage-Backed Securities usually are backed by a pool of conventional fixed rate or adjustable rate mortgage loans that are not guaranteed by an entity having the credit status of Ginnie Mae, Fannie Mae or Freddie Mac, and generally are structured with one or more types of credit enhancement. As more fully described below, these securities may include collateralized mortgage obligations and multiclass pass-through securities.

The Parnassus Fixed Income Fund may invest in subordinated Privately-Issued Non-Agency Mortgage-Backed Securities (“Subordinated Securities”). Subordinated Securities have no governmental guarantee, and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior Privately-Issued Non-Agency Mortgage-Backed Securities. The holders of Subordinated Securities typically are compensated with a higher stated yield than are the holders of more senior Privately-Issued Non-Agency Mortgage-Backed Securities. On the other hand, Subordinated Securities typically subject the holder to greater risk than senior Privately-Issued Non-Agency Mortgage-Backed Securities and tend to be rated in a lower rating category, and frequently a substantially lower rating category, than the senior Privately-Issued Non-Agency Mortgage-Backed Securities. Subordinated Securities generally are likely to be more sensitive to changes in prepayment and interest rates, and the market for such securities may be less liquid than is the case for traditional fixed income securities and senior Privately-Issued Non-Agency Mortgage-Backed Securities.

Collateralized Mortgage Obligations and Multiclass Pass-Through Securities. Mortgage-Backed Securities include collateralized mortgage obligations or “CMOs,” which are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by other Mortgage-Backed Securities or whole loans (such collateral collectively hereinafter referred to as “Mortgage Assets”). CMOs include multiclass pass-through securities, which can be equity interests in a trust composed of mortgage assets. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a “tranche,” is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on classes of the CMOs on a monthly, quarterly or semiannual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in innumerable ways, some of which bear substantially more risk than others. In particular, certain classes of CMOs and other types of mortgage pass-through securities, including interest only classes, principal only classes, inverse floaters, Z or accrual classes and companion classes, are designed to be highly sensitive to changes in prepayment and interest rates and can subject the holder to extreme reductions of yield and loss of principal. The Parnassus Fixed Income Fund may invest in such high-risk, derivative Mortgage-Backed Securities.

Stripped Mortgage-Backed Securities. The Parnassus Fixed Income Fund may invest in stripped Mortgage-Backed Securities issued by the U.S. Government (“SMBS”). SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of Mortgage Assets. A common type of SMBS will have one class receiving all of the interest from the Mortgage Assets, while the other class will receive all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recover its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yield on a class of SMBS that receives all or most of the interest from Mortgage Assets are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

Adjustable-Rate Mortgage Loans. Certain mortgage loans underlying the Mortgage-Backed Securities in which the Fund may invest will be adjustable rate mortgage loans (“ARMs”). ARMs eligible for inclusion in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time. Thereafter, the interest rates (the “Mortgage Interest Rates”) may be subject to periodic adjustment based on changes in the applicable index rate (the “Index Rate”). The adjusted rate would be equal to the Index Rate plus a gross margin, which is a fixed percentage spread over the Index Rate established for each ARM at the time of its origination.

There are various types of indices which provide the basis for rate adjustments on ARMS. Commonly utilized indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one year LIBOR, the prime rate of a specific bank or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the

11th District Federal Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile. The degree of volatility in the market value of the Fund’s portfolio and therefore in the NAV of the Fund’s shares will be a function of the length of the interest rate reset periods and the degree of volatility in the applicable indices.

Asset-Backed Securities. Asset-backed securities may involve certain risks that are not presented by Mortgage-Backed Securities arising primarily from the nature of the underlying assets (i.e., credit card and automobile loan receivables as opposed to real estate mortgages). Non-mortgage asset-backed securities do not have the benefit of the same security interest in the collateral as Mortgage-Backed Securities. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to reduce the balance due on the credit cards. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is the risk that the purchaser would acquire an interest superior to that of the holders of related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that payments on the receivables together with recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other instruments. Also, while the secondary market for asset-backed securities is ordinarily quite liquid, in times of financial stress the secondary market may not be as liquid as the market for other types of securities, which could cause the Parnassus Fixed Income Fund to experience difficulty in valuing or liquidating such securities.

Extension and Prepayment Risk. The yield characteristics of Mortgage-Backed Securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if the Parnassus Fixed Income Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if the Parnassus Fixed Income Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity.

Prepayment risk occurs when declining interest rates cause prepayments to occur faster than expected, thus more quickly removing the mortgages from the pool. In this situation, the Parnassus Fixed Income Fund may not earn the expected return and may experience a loss. Additionally, in this environment, the Parnassus Fixed Income Fund may have to reinvest the proceeds at relatively lower yields. Extension risk occurs in the opposite market condition: when underlying rates are rising faster than expected and loans are not paid off as quickly as expected. In this case, the bond’s maturity is extended, which may impact returns and may cause the Parnassus Fixed Income Fund to miss an opportunity to reinvest at relatively higher yields.

Prepayment and extension risk are more impactful for Residential Mortgage-Backed Securities, or mortgage pass-throughs, including bonds issued by Fannie Mae and Freddie Mac. Residential mortgages have no refinancing restrictions, unlike Commercial Mortgage-Backed Securities, which are comprised of commercial mortgages. Commercial mortgages frequently include provisions such as yield maintenance or additional penalties for early repayment, thereby reducing the likelihood of prepayment. Because extension risk comes from changing rates of prepayment, extension risk is also dampened for these securities.

Liquidity. No assurance can be given as to the liquidity of the market for certain Mortgage-Backed Securities, such as CMOs and multiclass pass-through securities. Determination as to the liquidity of such securities will be made in accordance with guidelines established by the Funds’ Boards of Trustees. In accordance with such guidelines, the Adviser will monitor the Parnassus Fixed Income Fund’s investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information.

Disclosure of Portfolio Holdings

The Funds maintain written policies and procedures regarding the disclosure of their portfolio holdings to ensure that disclosure of information about portfolio securities is in the best interests of the Funds’ shareholders. This includes procedures to address conflicts of interest. The Funds may not receive any compensation for providing this information. The Funds’ Chief Compliance Officer will report periodically to the Boards of Trustees with respect to compliance with the Funds’ portfolio holdings disclosure procedures.

SEC and Website Disclosure

The SEC requires the Funds to file their complete portfolio holdings schedule with the SEC on a quarterly basis. This schedule is filed with the Funds’ annual and semiannual reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third fiscal quarters. The portfolio holdings information provided in these reports is as of the end of the quarter in question. Form N-CSR must be filed with the SEC no later than ten calendar days after a Fund transmits its annual or semiannual report to its shareholders, which occurs no later than 60 calendar days after the end of the applicable period. Form N-Q must be filed with the SEC no later than 60 calendar days after the end of the applicable quarter. These reports are available on the SEC’s website (www.sec.gov).

The Funds publish portfolio holdings information as of the end of each month and quarter on the Parnassus Funds’ website (www.parnassus.com). Monthly holdings information includes the largest ten holdings for each Fund and may also include other related portfolio information. Portfolio information may include portfolio management commentary and portfolio statistics. This information is available to anyone who visits the website and is updated on or about ten business days following the end of each month. The Funds also publish on their website their entire portfolio holdings, as well as related portfolio investment statistics and analyses, on a quarterly basis on or about 15 business days following the end of each calendar quarter. Holdings information will remain on the website until updated for the subsequent time period.

Service Providers

The Funds have entered into arrangements with certain third-party service providers for services that require these groups to have access to the Funds’ portfolios on a more frequent basis than is publicly available (in some cases on a daily basis). As a result, such third-party service providers may receive portfolio holdings information prior to, and more frequently than, the public disclosure of such information. There is no set time between the date of such information being provided to the service providers and the date on which the information is publicly disclosed as the information is provided to the service providers on an as-needed basis in connection with the services they provide to the Funds. In each case, the Funds’ Boards of Trustees have determined that such advanced disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential. These third-party service providers include the Funds’ independent registered public accounting firm, legal counsel, custodian, financial printer, pricing service provider, auditor and proxy voting service.

Rating and Ranking Organizations

The Funds’ Boards of Trustees have determined that the Funds may provide their entire portfolios to the following rating and ranking organizations:

Bloomberg L.P.

Thomson Reuters (parent company of Lipper)

Morningstar, Inc.

Standard & Poor’s Ratings Group

The Funds’ management has determined that these organizations provide investors with a valuable service and, therefore, are willing to provide them with portfolio information. The Funds may not pay these organizations or receive any compensation from them for providing this information. This information is provided on the condition that it be kept confidential and that such organizations not trade on such information.

Other Individuals and Organizations

Occasionally, certain third parties, including individual shareholders, institutional investors and other third-party organizations, request information about the Funds’ portfolio holdings before they are publicly disclosed. Where executive management believes there is a legitimate business purpose for such disclosure, the disclosure may be made provided that (i) management, including the Chief Compliance Officer, have reasonably concluded that the recipient will not distribute the information to other persons who might use the information for purposes of purchasing or selling the Funds or their portfolio securities before their portfolio holdings are publicly disclosed; and (ii) the recipient signs a written confidentiality agreement, if not subject to a specific duty of confidentiality by law.

MANAGEMENT

The Funds’ Boards of Trustees decide matters of general policy and supervise the activities of the Adviser. All Trustees serve indefinite terms, and they each oversee seven portfolios (funds) in the Parnassus Funds complex. The Funds consist of two trusts, the Parnassus Funds trust and the Parnassus Income Funds trust (each a “Trust” and, collectively, the “Trusts”). Each of the Trusts has its own Board of Trustees. The same individuals serve as Trustees and Officers of each Trust. The Funds’ Officers conduct and supervise the daily business operations of the Funds. The Trusts do not have a Chairman of the Board. As President of the Trusts, Jerome L. Dodson is the presiding officer at all meetings of the Board of Trustees. Donald V. Potter serves as the lead independent trustee. The Trusts have determined that their leadership structure is appropriate because it has been in place since 2002, and, during that time, the Funds have generally delivered market or above market returns for their investors.

Through its direct oversight role, and indirectly through the Audit Committee, and officers of the Funds and service providers, the Funds’ Boards of Trustees performs a risk oversight function for the Funds. To effectively perform its risk oversight function, the Boards, among other things, perform the following activities: receive and review reports related to the performance and operations of the Funds; review and approve, as applicable, the compliance policies and procedures of the Funds; approve the Funds’ principal investment policies; adopt policies and procedures designed to deter market timing; meet with representatives of various service providers, including the Adviser and the independent registered public accounting firm of the Funds, to review and discuss the activities of the Funds and to provide direction with respect thereto; and appoint a chief compliance officer of the Funds who oversees the implementation and testing of the Funds’ compliance program and reports to the Boards regarding compliance matters for the Funds and their service providers.

The Audit Committee consists solely of the four independent trustees. As referenced above, the Audit Committee plays a significant role in the risk oversight of the Funds as it meets at least annually with the auditors of the Funds and quarterly with the Funds’ Chief Compliance Officer.

Not all risks that may affect the Funds can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Funds, the Adviser or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ goals. As a result of the foregoing and other factors, the Funds’ ability to manage risk is subject to substantial limitations.

The Trustees and Officers of the Funds are as set forth on the following pages (ages and employment tenures listed are of as December 31, 2013).

Name, Age and Address	Position with Funds	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Directorships Outside the Parnassus Complex for Past Five Years	Number of Portfolios in Parnassus Complex Overseen by Trustee
INDEPENDENT TRUSTEES (trustees who are not deemed to be “interested persons” of the Funds as defined in the 1940 Act)

Jeanie S. Joe, 66 Parnassus Investments 1 Market Street, Ste. 1600 San Francisco, CA 94105	Trustee	Indefinite Since 2004 for Parnassus Income Funds and Parnassus Funds	President of Geo/Resource Consultants, a geotechnical and environmental consulting firm, from 1995 -2009. L.E.E.D. accredited professional since 2009.	None	7

Donald V. Potter, 68 Parnassus Investments 1 Market Street, Ste. 1600 San Francisco, CA 94105	Trustee	Indefinite Since 2002 for Parnassus Income Funds and Parnassus Funds	President and owner of strategystreet.com, a website devoted to improving business strategies of companies, since 1984.	None	7

Donald J. Boteler, 65 Parnassus Investments 1 Market Street, Ste. 1600 San Francisco, CA 94105	Trustee	Indefinite Since May 2012 for Parnassus Income Funds and Parnassus Funds	Vice President, Operations & Continuing Education, Investment Company Institute, from 1986 to March 2012. Trustee of FAM Funds since October 2012.	FAM Funds	7

Alecia A. DeCoudreaux, 59 Parnassus Investments 1 Market Street, Ste. 1600 San Francisco, CA 94105	Trustee	Indefinite Since December 2013 for Parnassus Income Funds and Parnassus Funds	President of Mills College since 2011. Vice President and Deputy General Counsel of Eli Lilly from 2010-2011. Vice President and General Counsel of Lilly U.S.A. from 2005-2009.	None	7

Name, Age and Address	Position with Funds	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Directorships Outside the Parnassus Complex for Past Five Years	Number of Portfolios in Parnassus Complex Overseen by Trustee
INTERESTED TRUSTEE (Mr. Dodson is an “interested person” of the Funds as defined in the 1940 Act because of his ownership in the Adviser)

Jerome L. Dodson, 70 Parnassus Investments 1 Market Street, Ste. 1600 San Francisco, CA 94105	President and Trustee	Indefinite Since 1992 for Parnassus Income Funds Since 1984 for Parnassus Funds	President and Trustee of Parnassus Funds and Parnassus Income Funds since their inceptions; President and Director of Parnassus Investments since June 1984. Portfolio manager since 1984. CEO of Parnassus Investments from 1984 to present.	None	7

Name, Age and Address	Positions with Funds	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
OFFICERS (other than Jerome L. Dodson)

Todd C. Ahlsten, 41 Parnassus Investments 1 Market Street, Ste. 1600 San Francisco, CA 94105	Vice President	Indefinite Since 2001	Chief Investment Officer of Parnassus Investments since January 2008. Portfolio Manager of the Parnassus Core Equity Fund since 2001. Vice President of Parnassus Funds and Parnassus Income Funds since 2001. Financial Analyst and Director of Research at Parnassus Investments from 1995 to January 2008.

Marc C. Mahon, 36 Parnassus Investments 1 Market Street, Ste. 1600 San Francisco, CA 94105	Principal Accounting Officer and Treasurer	Indefinite Since 2007	Chief Financial Officer and Principal Accounting Officer of Parnassus Income Funds, Parnassus Funds and Parnassus Investments since December 2007. Treasurer of Parnassus Income Funds and Parnassus Funds since March 2007.

Richard D. Silberman, 75 Parnassus Investments 1 Market Street, Ste. 1600 San Francisco, CA 94105	Secretary	Indefinite Since 1986	Retired business lawyer.

Name, Age and Address	Positions with Funds	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
OFFICERS (other than Jerome L. Dodson)

John V. Skidmore II, 48 Parnassus Investments 1 Market Street, Ste. 1600 San Francisco, CA 94105	Chief Compliance Officer and Assistant Secretary	Indefinite Since 2008	Chief Compliance Officer of Parnassus Income Funds, Parnassus Funds and Parnassus Investments since February 2008.

Jerome L. Dodson has been a Trustee and Portfolio Manager of the Parnassus Funds since the inception of the fund family. His experience and skills as a portfolio manager, as well as his familiarity with the investment strategies utilized by Parnassus Investments for the Funds, led to the conclusion that he should serve as a trustee. Jeannie S. Joe, Donald V. Potter, Donald J. Boteler and Alecia A. DeCoudreaux have served as Trustees from 2004, 2002, 2012 and 2013, respectively. As reflected in the information provided in the table above, they are all experienced business persons and consultants, familiar with financial statements and responsible investing. Each takes a constructive and thoughtful approach to addressing issues facing the Funds. This combination of skills and attributes led to the conclusion that each should serve as a Trustee.

The governing documents for the Trusts include a mandatory retirement age of 70 for independent trustees. Herbert A. Houston reached age 70 during 2013 and retired effective December 31, 2013. The independent trustees elected Alecia A. DeCoudreaux to serve as a Trustee effective December 10, 2013. Also on December 10, the independent trustees named Donald V. Potter as Lead Independent Trustee, replacing Herbert A. Houston.

For the calendar year ended December 31, 2013, the Trusts paid each of their Trustees who is not affiliated with the Adviser an aggregate annual fee of $83,000 in addition to reimbursement for certain out-of-pocket expenses. For the calendar year ending December 31, 2014, the Trusts will pay each of their Trustees who is not affiliated with the Adviser an aggregate annual fee of $131,000 in addition to reimbursement for certain out-of-pocket expenses. The Funds comprise a “family of investment companies.” The Trusts have no retirement or pension plans for their Trustees.

The following table sets forth the aggregate compensation paid by the Trusts and the Boards of any other investment companies managed by Parnassus Investments (the “Fund Complex”) to the Trustees who are not affiliated with the Adviser for the calendar year ended December 31, 2013.

Compensation Table

Name and Position(1)	Aggregate Compensation From Funds	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation from Fund and Fund Complex Paid to Trustees
Herbert A. Houston(2)	$83,000	None	$249,000
Donald V. Potter	$83,000	None	$83,000
Jeanie S. Joe	$83,000	None	$83,000
Donald J. Boteler	$83,000	None	$83,000
Alecia A. DeCoudreaux(3)	$83,000	None	$4,775

(1)	Each of the above is a Trustee of the Funds who is not affiliated with the Adviser. Trustees who are interested do not receive compensation from the Trusts.
(2)	The governing documents for the Trusts include a mandatory retirement age of 70 for independent trustees. Herbert A. Houston reached age 70 during 2013 and retired effective December 31, 2013. The independent trustees, excluding Mr. Houston, voted to pay Mr. Houston a one-time special payment of $166,000 in recognition of his 21 years of exceptional service and leadership as a Trustee and a Lead Trustee of the Funds.
(3)	Alecia A. DeCoudreaux was appointed as a Trustee of the Trusts effective December 10, 2013. Her “Aggregate Compensation” of $83,000 represents her annual compensation from the Funds. Her “Total Compensation” of $4,775 represents the amount she was actually paid for the period of December 10, 2013 through December 31, 2013.

The following table sets forth the dollar range of shares of the portfolios of the Funds and the total in the family of investment companies beneficially owned by each Trustee as of December 31, 2013, which is also the valuation date:

Name	Parnassus Fund	Parnassus Core Equity Fund	Parnassus Endeavor Fund	Parnassus Mid Cap Fund	Parnassus Small Cap Fund	Parnassus Asia Fund	Parnassus Fixed Income Fund	Total in Family of Investment Companies
Interested Trustee
J. Dodson	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	$10,001-$50,000	Over $100,000

Independent Trustees
D. Potter	None	Over $100,000	None	None	None	None	None	Over $100,000
J. Joe	$50,001- $100,000	$10,001-$50,000	$10,001-$50,000	$10,001- $50,000	$10,001- $50,000	$1- $10,000	$1- $10,000	Over $100,000
D. Boteler	$50,001- $100,000	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000	$50,001- $100,000	None	$10,001-$50,000	Over $100,000
A. DeCoudreaux	$10,001- $50,000	$10,001-$50,000	None	None	None	$10,001-$50,000	$10,001-$50,000	$10,001- $50,000

Code of Ethics

The Parnassus Funds have a code of ethics under rule 17j-1 of the 1940 Act. Parnassus Investments and Parnassus Funds Distributor are also subject to this code. The code allows personnel subject to it to invest in certain securities with pre-clearance subject to certain restrictions. They may invest in securities held by the portfolios of the Parnassus Funds, but they generally cannot trade in those securities during the blackout period, which is five days before and five days after any of the Funds trade in that security or consider a trade in that security.

Proxy Voting

Proxy voting policies and procedures for the portfolios of the Parnassus Funds are included as Annex B attached to this statement of additional information. The actual voting records for the portfolios of the Parnassus Funds are available on the Funds’ website, www.parnassus.com, and on the website of the SEC at www.sec.gov. The SEC website contains information regarding how the Funds and the portfolios of the Parnassus Funds voted portfolio securities during the most recent 12-month period ended June 30, while the Funds’ website gives information about the votes in real time, or as soon as possible after a vote has been cast.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of March 31, 2014, National Financial Services, LLC, 200 Liberty Street, New York, NY 10281 owned 12.44% and Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, CA 94104 owned 8.83% of the outstanding shares of the Parnassus Fund of record, but beneficial ownership belonged to others. As of March 31, 2014, the Trustees and Officers as a group (9 persons) owned 1.52% of the outstanding shares of the Parnassus Fund.

As of March 31, 2014, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, CA 94104 owned 51.25% and National Financial Services, LLC, 200 Liberty Street, New York, NY 10281 owned 19.08% of the outstanding shares of the Parnassus Core Equity Fund – Investor Shares of record, but beneficial ownership belonged to others. As of March 31, 2014, the Trustees and Officers as a group (9 persons) owned less than 1% of the outstanding shares of the Parnassus Core Equity Fund – Investor Shares.

As of March 31, 2014, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, CA 94104 owned 19.19%, National Financial Services, LLC, 200 Liberty Street, New York, NY 10281 owned 16.14% and John Hancock Life Insurance Co., 601 Congress Street, Boston, MA 02210-2805 owned 6.91% of the outstanding shares of the Parnassus Core Equity Fund – Institutional Shares of record, but beneficial ownership belonged to others. As of March 31, 2014, the Trustees and Officers as a group (9 persons) owned less than 1% of the outstanding shares of the Parnassus Core Equity Fund – Institutional Shares.

As of March 31, 2014, National Financial Services, LLC, 200 Liberty Street, New York, NY 10281 owned 24.29%, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, CA 94104 owned 15.01%, American Enterprise Investment Service, PO Box 9446, Minneapolis, MN 55440 owned 8.55%, UBS Financial Services, Inc., 499 Washington Boulevard, 9th Floor, Jersey City, NJ 07310 owned 6.30% and Merrill Lynch, Pierce, Fenner & Smith, 4800 Deer Lake Drive, E. 1st Floor, Jacksonville, FL 32246 owned 5.22% of the outstanding shares of the Parnassus Endeavor Fund of record, but beneficial ownership belonged to others. As of March 31, 2014, the Trustees and Officers as a group (9 persons) owned less than 1% of the outstanding shares of the Parnassus Endeavor Fund.

As of March 31, 2014, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, CA 94104 owned 28.00%, National Financial Services, LLC, 200 Liberty Street, New York, NY 10281 owned 21.30% and American Enterprise Investment Service, PO Box 9446, Minneapolis, MN 55440 owned 6.20% of the outstanding shares of the Parnassus Mid Cap Fund of record, but beneficial ownership belonged to others. As of March 31, 2014, the Trustees and Officers as a group (9 persons) owned less than 1% of the outstanding shares of the Parnassus Mid Cap Fund.

As of March 31, 2014, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, CA 94104 owned 20.32% and National Financial Services, LLC, 200 Liberty Street, New York, NY 10281 owned 17.43% of the outstanding shares of the Parnassus Small Cap Fund of record, but beneficial ownership belonged to others. As of March 31, 2014, the Trustees and Officers as a group (9 persons) owned less than 1% of the outstanding shares of the Parnassus Small Cap Fund.

As of March 31, 2014, Parnassus Investments, 1 Market Street, Suite 1600, San Francisco, CA 94105 owned 39.73% and The Jerome L. Dodson Living Trust, 1 Market Street, Suite 1600, San Francisco, CA 94105 owned 13.23% of the outstanding shares of the Parnassus Asia Fund of record, and Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, CA 94104 owned 7.78% of the outstanding shares of the Parnassus Asia Fund of record, but beneficial ownership belonged to others. As of March 31, 2014, the Trustees and Officers as a group (9 persons) owned 46.97% of the outstanding shares of the Parnassus Asia Fund.

As of March 31, 2014, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, CA 94104 owned 21.48% and National Financial Services, LLC, 200 Liberty Street, New York, NY 10281 owned 16.75% of the outstanding shares of the Parnassus Fixed Income Fund of record, but beneficial ownership belonged to others. As of March 31, 2014, the Trustees and Officers as a group (9 persons) owned less than 1% of the outstanding shares of the Parnassus Fixed Income Fund.

STANDING AUDIT COMMITTEE

The Audit Committee currently consists of Donald J. Boteler, Alecia A. DeCoudreaux, Jeanie S. Joe and Donald V. Potter. The responsibilities of the Audit Committee are to assist the Boards of Trustees in overseeing the Trusts’ independent registered public accounting firm, accounting policies and procedures, and other areas relating to the Trusts’ auditing processes. The function of the Audit Committee and the Boards of Trustees is oversight. It is management’s responsibility to maintain appropriate systems for accounting and internal control and it is the registered independent public accounting firm’s responsibility to plan and carry out a proper audit. The independent registered public accounting firm is responsible to the Boards of Trustees and the Audit Committee. The Audit Committee met four times during the fiscal year ended December 31, 2013. Ms. DeCoudeaux joined the Audit Committee effective December 10, 2013.

In overseeing the independent registered public accounting firm (the “Auditor”), the Audit Committee: (1) reviews the Auditor’s independence from the Funds and management, and from the Adviser; (2) reviews periodically the level of fees approved for payment to the Auditor and the pre-approved non-audit services it has provided to the Funds to ensure their compatibility with the Auditor’s independence; (3) reviews the Auditor’s performance, qualifications and quality control procedures; (4) reviews the scope of and overall plans for the annual audit; (5) reviews the Auditor’s performance, qualifications and quality control procedures; (6) consults with management and the Auditors with respect to the Funds’ processes for risk assessment and risk management; (7) reviews with management the scope and effectiveness of the Funds’ disclosure controls and procedures, including for purposes of evaluating the accuracy and fair presentation of the company’s financial statements in connection with certifications made by the CEO and CFO; and (8) reviews significant legal developments and the Funds’ processes for monitoring compliance with law and compliance policies.

In determining each year whether to reappoint the Auditors as the Funds’ independent registered public accounting firm, the Audit Committee takes into consideration a number of factors, including for example the following: (1) the length of time the Auditor has been engaged by the Funds as the independent registered public accounting firm; (2) the Auditor’s historical and recent performance on the audit; (3) an assessment of the professional qualifications and past performance of the lead audit partner and the

Auditor; (4) the quality of the audit Committee’s ongoing discussions with the Auditor; (5) an analysis of the Auditor’s known legal risks and significant proceedings; and (6) external data relating to audit quality and performance, including recent Public Company Accounting Oversight Board (PCAOB) reports on the Auditor and its peer firms. Based on the audit committee’s evaluation, the Audit Committee then determines whether it believes that the Auditor is independent and that it is in the best interests of the Funds and their shareholders to retain the Auditor to serve as the independent registered public accounting firm.

THE ADVISER

Parnassus Investments acts as the Funds’ investment adviser. Under its Investment Advisory Agreement (“Agreement”) with each of the Funds, the Adviser acts as investment adviser for each Fund and, subject to the supervision of the Boards of Trustees, directs the investments of each Fund in accordance with its investment objective, policies and limitations. The Adviser also provides the Funds with all necessary office facilities and personnel for servicing the Funds’ investments, and pays the salaries and fees of all Officers and all Trustees of the Trusts who are “interested persons” under the 1940 Act. The Adviser also provides the management and administrative services necessary for the operation of the Funds, including supervising relations with the custodian, transfer agent, independent registered public accounting firm and attorneys. The Adviser also prepares all shareholder communications, maintains the Funds’ records, registers the Funds’ shares under state and federal laws and does the staff work for the Boards of Trustees.

Each of the Agreements provides that the Adviser shall not be liable to the applicable Fund for any loss to the Fund except by reason of the Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Agreement.

Jerome L. Dodson, President of the Parnassus Funds trust and the Parnassus Income Funds trust, owns and controls the majority of the stock of the Adviser via his living trust and trusts for his children. Mr. Dodson can thus be considered a “control person” of the Adviser.

The Parnassus Fund pays the Adviser a fee for services performed at the annual rate of 1.00% of the first $10 million in assets, 0.75% of the next $20 million, 0.70% of the next $70 million, 0.65% of the next $100 million and 0.60% of the amount above $200 million. During 2011, 2012 and 2013, the Parnassus Fund paid to Parnassus Investments the following fees under the Agreement:

Fiscal Year End	Total Fees	Fees Waived	Fees Retained	Reimbursements in Addition to Fee Waivers
2013	$3,262,486	$0	$3,262,486	$0
2012	$2,600,746	$0	$2,600,746	$0
2011	$2,954,041	$0	$2,954,041	$0

The Parnassus Core Equity Fund pays the Adviser a fee for services performed at the annual rate of 0.75% of the first $30 million in assets, 0.70% of the next $70 million, 0.65% of the next $400 million and 0.60% of the amount above $500 million. During 2011, 2012 and 2013, the Parnassus Core Equity Fund paid to Parnassus Investments the following fees under the Agreement:

Fiscal Year End	Total Fees	Fees Waived	Fees Retained	Reimbursements in Addition to Fee Waivers
2013	$39,527,949	$0	$39,527,949	$0
2012	$27,798,328	$0	$27,798,328	$0
2011	$23,769,903	$0	$23,769,903	$0

The Parnassus Endeavor Fund pays the Adviser a fee for services performed at the annual rate of 0.85% of the first $100 million in assets, 0.80% of the next $100 million, 0.75% of the next $300 million and 0.70% of the amount above $500 million. During 2011, 2012 and 2013, the Parnassus Endeavor Fund paid to Parnassus Investments the following fees under the Agreement:

Fiscal Year End	Total Fees	Fees Waived	Fees Retained	Reimbursements in Addition to Fee Waivers
2013	$2,957,280	$0	$2,957,280	$0
2012	$1,997,082	$0	$1,997,082	$0
2011	$1,778,215	$0	$1,778,215	$0

The Parnassus Mid Cap Fund pays the Adviser a fee for services performed at the annual rate of 0.85% of the first $100 million in assets, 0.80% of the next $100 million, 0.75% of the next $300 million and 0.70% of the amount above $500 million. During 2011, 2012 and 2013, the Parnassus Mid Cap Fund paid to Parnassus Investments the following fees under the Agreement:

Fiscal Year End	Total Fees	Fees Waived	Fees Retained	Reimbursements in Addition to Fee Waivers
2013	$1,585,133	$0	$1,585,133	$0
2012	$729,678	$24,304	$705,374	$0
2011	$445,027	$21,706	$423,321	$0

The Parnassus Small Cap Fund pays the Adviser a fee for services performed at the annual rate of 1.00% of first $100 million in assets, 0.90% of the next $100 million, 0.85% of the next $300 million and 0.80% of the amount above $500 million. During 2011, 2012 and 2013, the Parnassus Small Cap Fund paid to Parnassus Investments the following fees under the Agreement:

Fiscal Year End	Total Fees	Fees Waived	Fees Retained	Reimbursements in Addition to Fee Waivers
2013	$6,230,716	$0	$6,230,716	$0
2012	$5,739,616	$234,016	$5,505,600	$0
2011	$6,448,535	$128,241	$6,320,294	$0

The Parnassus Asia Fund pays the Adviser a fee for services performed at the annual rate of 1.10% of the first $100 million in assets, 1.05% of the next $400 million and 1.00% of the amount above $500 million. During 2013, the Parnassus Asia Fund paid to Parnassus Investments the following fees under the Agreement:

Fiscal Year End	Total Fees	Fees Waived	Fees Retained	Reimbursements in Addition to Fee Waivers
2013	$19,882	$19,882	$0	$45,949

The Parnassus Fixed Income Fund pays the Adviser a fee for services performed at the annual rate of 0.50% of the first $200 million in assets, 0.45% of the next $200 million and 0.40% of the amount above $400 million. During 2011, 2012 and 2013, the Parnassus Fixed Income Fund paid to Parnassus Investments the following fees under the Agreement:

Fiscal Year End	Total Fees	Fees Waived	Fees Retained	Reimbursements in Addition to Fee Waivers
2013	$1,000,652	$208,152	$792,500	$0
2012	$1,106,273	$98,573	$1,007,700	$0
2011	$951,964	$116,324	$835,640	$0

Parnassus Investments has contractually agreed to reduce its investment advisory fee to the extent necessary to limit total operating expenses to 0.95% of net assets for the Parnassus Endeavor Fund, 1.20% of net assets for the Parnassus Small Cap Fund, 1.25% of net assets for the Parnassus Asia Fund and 0.68% of net assets for the Parnassus Fixed Income Fund. These limitations continue until May 1, 2015, and may be continued indefinitely by the Adviser on a year-to-year basis. The computation of advisory fees is based on the average daily net assets for each class of shares in each Fund independently.

The distributor of the Funds is Parnassus Funds Distributor, an affiliate of Parnassus Investments. As the distributor, Parnassus Funds Distributor makes a continuous offering of the Funds’ shares. Parnassus Funds Distributor did not receive any net underwriting discounts or commissions, compensation on redemptions and repurchases, brokerage commissions or other compensation in 2013.

Pursuant to a Shareholder Servicing Plan and Agreement (the “Servicing Plan”) with each of the Funds, Parnassus Investments may arrange for third parties to provide certain services, including account maintenance, record keeping and other personal services to their clients who invest in the Funds. These third parties may include broker/dealers, banks, third party administrators, registered investment advisors or other financial institutions. For these services, each of the Funds may pay service providers an aggregate service fee at a rate not to exceed 0.25% per annum of the applicable Fund’s average daily net assets. However, the Parnassus Core Equity Fund – Institutional Shares are not subject to any service fees, pursuant to the Servicing Plan. Parnassus Investments may elect to pay service providers and other third parties an additional amount from its own funds to cover additional servicing fees and other arrangements, which may promote the sale of Fund shares (the making of such payments could create a conflict of interest for financial intermediaries receiving such payments). For 2011, the Parnassus Fund, the Parnassus Core Equity Fund – Investor Shares, the Parnassus Endeavor Fund, the Parnassus Mid Cap Fund, the Parnassus Small Cap Fund and the Parnassus Fixed Income Fund paid service providers the following amounts: $463,186, $6,879,893, $377,649, $77,796, $1,327,037 and $243,326, respectively. For 2012, the Parnassus Fund, the Parnassus Core Equity Fund – Investor Shares, the Parnassus Endeavor Fund, the Parnassus Mid Cap Fund, the Parnassus Small Cap Fund and the Parnassus Fixed Income Fund paid service providers the following amounts: $263,181, $7,283,023, $411,926, $140,687, $1,000,782 and $266,804, respectively. For 2013, the Parnassus Fund, the Parnassus Core Equity Fund – Investor Shares, the Parnassus Endeavor Fund, the Parnassus Mid Cap Fund, the Parnassus Small Cap Fund, the Parnassus Asia Fund and the Parnassus Fixed Income Fund paid service providers the following amounts: $360,254, $9,505,186, $611,317, $367,647, $948,497, $278 and $226,360, respectively.

The Adviser may pay additional compensation and/or provide incentives (out of its own resources and not as an expense of the Funds) to certain brokers, dealers or other financial intermediaries in connection with the sale, distribution, retention and/or servicing of Fund shares. Such payments are intended to provide additional compensation to financial intermediaries for various services, such as allowing the Adviser and its personnel to attend conferences.

In addition to the fee payable to the Adviser, the Funds are responsible for their operating expenses, including: (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of their Trustees other than those affiliated with the Adviser; (v) legal and audit expenses; (vi) fees and expenses of the Funds’ custodian, transfer agent and accounting services agent; (vii) expenses incident to the issuance of their shares, including issuance on the payment of or reinvestment of dividends; (viii) fees and expenses incident to the registration under federal or state securities laws of the Funds or their shares; (ix) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Funds; (x) all other expenses incidental to holding meetings of the Funds’ shareholders; (xi) security pricing services of third-party vendors; (xii) the cost of providing the record of proxy votes on the website; (xiii) dues or assessments of or contributions to the Investment Company Institute, the Social Investment Forum or any successor; and (xiv) such nonrecurring expenses as may arise, including litigation affecting the Funds and the legal obligations for which the Funds may have to indemnify their Officers and Trustees with respect thereto. In allocating brokerage transactions, the investment advisory agreement states that the Adviser may consider research provided by brokerage firms.

Parnassus Investments is the fund accountant and, in this capacity, handles all fund accounting services, including calculating the daily Net Asset Values. As fund accountant and fund administrator, Parnassus Investments received the following amounts for the year ended December 31, 2011: the Parnassus Fund, the Parnassus Core Equity Fund, the Parnassus Endeavor Fund the Parnassus Mid Cap Fund, the Parnassus Small Cap Fund and the Parnassus Fixed Income Fund paid accounting and administrative fees of $204,490, $1,667,199, $93,843, $22,447, $325,162 and $82,520, respectively. For the year ended December 31, 2012, the Parnassus Fund, the Parnassus Core Equity Fund, the Parnassus Endeavor Fund, the Parnassus Mid Cap Fund, the Parnassus Small Cap Fund and the Parnassus Fixed Income Fund paid accounting and administrative fees of $149,654, $1,709,345, $91,735, $32,019, $246,451 and $82,452, respectively. For the year ended December 31, 2013, the Parnassus Fund, the Parnassus Core Equity Fund, the Parnassus Endeavor Fund, the Parnassus Mid Cap Fund, the Parnassus Small Cap Fund, the Parnassus Asia Fund and the Parnassus Fixed Income Fund paid accounting and administrative fees of $180,785, $2,305,256, $131,917, $67,825, $255,161, $633 and $70,826, respectively.

Portfolio Transactions and Brokerage

Each Agreement states that, in connection with the Adviser’s duties to arrange for the purchase and the sale of securities held in the portfolio of a Fund by placing purchase and sale orders for the Fund, the Adviser shall select such broker-dealers (“brokers”) as shall, in the Adviser’s judgment, implement the policy of the Funds to achieve “best execution,” i.e., prompt and efficient execution at the most favorable securities price. In making such selection, the Adviser is authorized in the Agreement to consider the reliability, integrity and financial condition of the broker. The Adviser is also authorized to consider whether the broker provides brokerage and/or research services to the Funds and/or other accounts of the Adviser. The Agreement states that the commissions paid to such brokers may be higher than another broker would have charged if a good faith determination is made by the Adviser that the commission is reasonable in relation to the services provided, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities as to the accounts as to which it exercises investment discretion. The Adviser shall use its judgment in determining that the amount of commissions paid are reasonable in relation to the value of brokerage and research services provided and need not place nor attempt to place specific dollar value on such services nor on the portion of commission rates reflecting such services. The Funds recognize in the Agreement that, on any particular transaction, a higher than usual commission may be paid due to the difficulty of the transaction in question.

The research services discussed above may be provided in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic or institutional areas and information assisting the Fund in the valuation of its investments. The research that the Adviser receives for a Fund’s brokerage commissions, whether or not useful to that Fund, may be useful to the Adviser in managing the accounts of the Adviser’s other advisory clients.

Similarly, the research received for the commissions of such other accounts may be useful to a Fund. To the extent that electronic or other products provided by brokers are used by the Adviser for non-research purposes, the Adviser will use its best judgment to make a reasonable allocation of the cost of the product attributable to non-research use.

Research services provided through brokerage will be those providing information and analyses that assist the portfolio manager in making investment decisions. Brokerage services are used to facilitate trade execution. Examples of such research services include Bloomberg information and research, MSCI social research, publications containing investment information and recommendations and individual reports written about specific companies. The Funds also utilize a trade order management system to facilitate trade execution.

During 2013, the Parnassus Fund, the Parnassus Core Equity Fund, the Parnassus Endeavor Fund, the Parnassus Mid Cap Fund and the Parnassus Small Cap Fund paid $19,000, $150,491, $3,500, $3,265 and $45,951, respectively, to Weeden & Co. in brokerage commissions under “soft dollar” agreements, whereby this firm provides research and brokerage services to the Funds. During 2013, the Parnassus Fund, the Parnassus Core Equity Fund, the Parnassus Endeavor Fund, the Parnassus Mid Cap Fund and the Parnassus Small Cap Fund paid $113,057, $770,955, $61,624, $23,040 and $180,701, respectively, to Bank of New York Convergex in brokerage commissions under “soft dollar” agreements, whereby this firm provides research and brokerage services to the Funds.

In the over-the-counter market, securities may trade on a “net” basis with dealers acting as principal for their own accounts without a stated commission although the price of the security usually includes a profit to the dealer. Money-market instruments usually trade on a “net” basis as well. On occasion, certain money-market instruments may be purchased directly from an issuer in which case no commissions or discounts are paid. In underwritten offerings, securities are purchased at a fixed price that includes compensation to the underwriter, generally referred to as the underwriter’s concession or discount.

During 2011, 2012 and 2013, the Parnassus Fund paid $278,502, $270,675 and $354,540, respectively, in brokerage commissions on total transactions of $726,695,120, $444,546,639 and $693,949,923, respectively. Of those amounts, the following was paid in conjunction with brokerage and research services: $75,120 in 2011 on total transactions of $726,695,120; $9,511 in 2012 on total transactions of $444,546,639; and $106,500 in 2013 on total transactions of $693,949,923.

During 2011, 2012 and 2013, the Parnassus Core Equity Fund paid $2,641,363, $2,129,004 and $2,175,300, respectively, in brokerage commissions on total transactions of $4,929,172,322, $2,408,222,428 and $3,285,146,137, respectively. Of these amounts, the following was paid in conjunction with brokerage and research services: $1,211,710 in 2011 on total transactions of $4,929,172,322; $1,124,678 in 2012 on total transactions of $2,408,222,428; and $1,038,407 in 2013 on total transactions of $3,285,146,137.

During the year ended December 31, 2011, the Parnassus Endeavor Fund, the Parnassus Mid Cap Fund and the Parnassus Small Cap Fund paid $64,049, $23,474 and $783,913, respectively, in brokerage commissions on total transactions of $288,597,394, $63,563,115 and $963,208,995, respectively. Of these amounts, the following was paid in conjunction with brokerage and research services: $0, $3,933 and $327,889, respectively, on total transactions of $288,597,394, $63,563,115 and $963,208,995, respectively.

During the year ended December 31, 2012, the Parnassus Endeavor Fund, the Parnassus Mid Cap Fund and the Parnassus Small Cap Fund paid $160,207, $45,244 and $408,067, respectively, in brokerage commissions on total transactions of $332,142,505, $86,884,136 and $497,345,572, respectively. Of these amounts, the following was paid in conjunction with brokerage and research services: $5,020, $10,313 and $44,797, respectively, on total transactions of $332,142,502, $86,884,136 and $497,345,572, respectively.

During the year ended December 31, 2013, the Parnassus Endeavor Fund, the Parnassus Mid Cap Fund, the Parnassus Small Cap Fund and the Parnassus Asia Fund paid $166,529, $59,526, $608,851 and $4,347, respectively, in brokerage commissions on total transactions of $357,937,468, $135,347,491, $758,716,210 and $2,845,096, respectively. Of these amounts, the following was paid in conjunction with brokerage and research services: $51,161, $11,903, $34,847 and $3,925, respectively, on total transactions of $357,937,468, $135,347,491, $758,716,210 and $2,845,096, respectively.

The Parnassus Fixed Income Fund did not pay commissions in 2011, 2012 or 2013 since this Fund buys its fixed income securities on a “net” basis that includes the dealer mark-up.

Parnassus Investments has clients other than the Parnassus Funds that have objectives similar to the Funds. Normally, orders for securities trades are placed separately for each client. However, some recommendations may result in simultaneous buying or selling of securities along with the Funds. As a result, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. Parnassus Investments does not favor one client over another in making recommendations or placing orders, and in some situations, orders for different clients may be aggregated. In cases where the aggregate order is executed in a series of transactions at various prices on a given day, each participating client’s proportionate share of such order reflects the average price paid or received with respect to the total order. Also, should only a partial order be filled, each client would ordinarily receive a pro rata share of the total order.

PORTFOLIO MANAGERS

The sole investment adviser to the Funds is Parnassus Investments. The portfolio managers to the Funds may have responsibility for the day-to-day management of accounts other than the Funds. Information regarding these other accounts is set forth below. The number of accounts and assets is shown as of December 31, 2013 (none of the other accounts have advisory fees that are performance based).

Number of Other Accounts Managed

and Total Assets by Account Type

Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Jerome L. Dodson[1]	$0 0	None	$1 31,350,000

Todd C. Ahlsten[2]	$0 0	None	$1 27,648,000

Benjamin E. Allen[2]	$0 0	None	$1 27,648,000

Matthew D. Gershuny	$0 0	None	None

Lori A. Keith	$0 0	None	None

Ryan S. Wilsey[1]	$0 0	None	$1 31,350,000

Ian Sexsmith	$0 0	None	None

Romahlo I. Wilson	$0 0	None	None

Samantha D. Palm	$0 0	None	None

[1]	Jerome L. Dodson and Ryan S. Wilsey co-manage another account.
[2]	Todd C. Ahlsten and Benjamin E. Allen co-manage another account.

The Adviser typically assigns accounts with similar investment strategies to its portfolio managers to mitigate the potentially conflicting investment strategies of accounts. Other than potential conflicts between investment strategies, the side-by-side management of mutual funds and other accounts may raise potential conflicts of interest due to the interest held by the Adviser or one of its affiliates in an account and certain trading practices used by the portfolio managers (for example, cross trades between a mutual fund and another account and allocation of aggregated trades). The Adviser has developed policies and procedures reasonably designed to mitigate those conflicts. In particular, the Adviser has adopted policies limiting the ability of portfolio managers to cross securities between mutual funds and policies designed to ensure the fair allocation of securities purchased on an aggregated basis.

The portfolio managers are compensated in various forms. The following table outlines the forms of compensation paid to each portfolio manager as of December 31, 2013.

Name of Portfolio Managers	Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method Between Account Types)
Jerome L. Dodson	Salary	Parnassus Investments	The board of directors of Parnassus Investments, which includes Jerome L. Dodson, determines his salary on an annual basis, and it is a fixed amount throughout the year. It is not based on the performance of the Funds or on the value of the assets held in the Funds’ portfolios. Jerome L. Dodson may also earn compensation based on the profitability of Parnassus Investments through his ownership interest in Parnassus Investments.

	Profit Sharing Bonus	Parnassus Investments	Parnassus Investments allocates a certain percentage of its pre-tax earnings to all full-time employees and owners. As an eligible employee, Jerome L. Dodson receives profit sharing based on a percentage of his salary.

Todd C. Ahlsten	Salary	Parnassus Investments	The board of directors of Parnassus Investments, which includes Todd C. Ahlsten, determines his salary on an annual basis, and it is a fixed amount throughout the year. It is not based on the performance of the Funds or on the value of the assets held in the Funds’ portfolios. Todd C. Ahlsten may also earn compensation based on the profitability of Parnassus Investments through his ownership interest in Parnassus Investments.

	Performance Bonus	Parnassus Investments	As part of Todd C. Ahlsten’s compensation, he may receive a bonus based on the pre-tax performance of the Parnassus Core Equity Fund over multiple years versus the S&P 500 Index.

	Profit Sharing Bonus	Parnassus Investments	Parnassus Investments allocates a certain percentage of its pre-tax earnings to all full-time employees and owners. As an eligible employee, Todd C. Ahlsten receives profit sharing based on a percentage of his salary.

Benjamin E. Allen	Salary	Parnassus Investments	The board of directors of Parnassus Investments, which includes Benjamin E. Allen, determines his salary on an annual basis, and it is a fixed amount throughout the year. It is not based on the performance of the Funds or on the value of the assets held in the Funds’ portfolios. Benjamin E. Allen may also earn compensation based on the profitability of Parnassus Investments through his ownership interest in Parnassus Investments.

	Performance Bonus	Parnassus Investments	As part of Benjamin E. Allen’s compensation, he may receive a bonus based on the pre-tax performance of the Parnassus Core Equity Fund over multiple years versus the S&P 500 Index.

	Profit Sharing Bonus	Parnassus Investments	Parnassus Investments allocates a certain percentage of its pre-tax earnings to all full-time employees and owners. As an eligible employee, Benjamin E. Allen receives profit sharing based on a percentage of his salary.

Matthew D. Gershuny	Salary	Parnassus Investments	The board of directors of Parnassus Investments determines Matthew D. Gershuny’s salary on an annual basis, and it is a fixed amount throughout the year. It is not based on the performance of the Funds or on the value of the assets held in the Funds’ portfolios. Matthew D. Gershuny may also earn compensation based on the profitability of Parnassus Investments through his ownership interest in Parnassus Investments.

Name of Portfolio Managers	Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method Between Account Types)
	Performance Bonus	Parnassus Investments	As part of Matthew D. Gershuny’s compensation, he may receive a bonus based on the pre-tax performance of the Parnassus Mid Cap Fund over multiple years versus the Russell Midcap Index.

	Profit Sharing Bonus	Parnassus Investments	Parnassus Investments allocates a certain percentage of its pre-tax earnings to all full-time employees and owners. As an eligible employee, Matthew D. Gershuny receives profit sharing based on a percentage of his salary.

Lori A. Keith	Salary	Parnassus Investments	The board of directors of Parnassus Investments determines Lori A. Keith’s salary on an annual basis, and it is a fixed amount throughout the year. It is not based on the performance of the Funds or on the value of the assets held in the Funds’ portfolios. Lori A. Keith may also earn compensation based on the profitability of Parnassus Investments through her ownership interest in Parnassus Investments.

	Performance Bonus	Parnassus Investments	As part of Lori A. Keith’s compensation, she may receive a bonus based on the pre-tax performance of the Parnassus Mid Cap Fund over multiple years versus the Russell Midcap Index.

	Profit Sharing Bonus	Parnassus Investments	Parnassus Investments allocates a certain percentage of its pre-tax earnings to all full-time employees and owners. As an eligible employee, Lori A. Keith receives profit sharing based on a percentage of her salary.

Ryan S. Wilsey	Salary	Parnassus Investments	The board of directors of Parnassus Investments determines Ryan S. Wilsey’s salary on an annual basis, and it is a fixed amount throughout the year. It is not based on the performance of the Funds or on the value of the assets held in the Funds’ portfolios. Ryan S. Wilsey may also earn compensation based on the profitability of Parnassus Investments through his ownership interest in Parnassus Investments.

	Performance Bonus	Parnassus Investments	As part of Ryan S. Wilsey’s compensation, he may receive a bonus based on the pre-tax performance of the Parnassus Small Cap Fund over multiple years versus the Russell 2000 Index.

	Profit Sharing Bonus	Parnassus Investments	Parnassus Investments allocates a certain percentage of its pre-tax earnings to all full-time employees and owners. As an eligible employee, Ryan S. Wilsey receives profit sharing based on a percentage of his salary.

Ian Sexsmith	Salary	Parnassus Investments	The board of directors of Parnassus Investments determines Ian Sexsmith’s salary on an annual basis, and it is a fixed amount throughout the year. It is not based on the performance of the Funds or on the value of the assets held in the Funds’ portfolios.

	Performance Bonus	Parnassus Investments	As part of Ian Sexsmith’s compensation, he may receive a bonus based on the pre-tax performance of the Parnassus Fund over multiple years versus the S&P 500 Index.

	Profit Sharing Bonus	Parnassus Investments	Parnassus Investments allocates a certain percentage of its pre-tax earnings to all full-time employees. As an eligible employee, Ian Sexsmith receives profit sharing based on a percentage of his salary.

Romahlo I. Wilson	Salary	Parnassus Investments	The board of directors of Parnassus Investments determines Romahlo I. Wilson’s salary on an annual basis, and it is a fixed amount throughout the year. It is not based on the performance of the Funds or on the value of the assets held in the Funds’ portfolios.

Name of Portfolio Managers	Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method Between Account Types)
	Performance Bonus	Parnassus Investments	As part of Romahlo I. Wilson’s compensation, he may receive a bonus based on the pre-tax performance of the Parnassus Fund over multiple years versus the S&P 500 Index.

	Profit Sharing Bonus	Parnassus Investments	Parnassus Investments allocates a certain percentage of its pre-tax earnings to all full-time employees. As an eligible employee, Romahlo I. Wilson receives profit sharing based on a percentage of his salary.

Samantha D. Palm	Salary	Parnassus Investments	The board of directors of Parnassus Investments determines Samantha D. Palm’s salary on an annual basis, and it is a fixed amount throughout the year. It is not based on the performance of the Funds or on the value of the assets held in the Funds’ portfolios.

	Performance Bonus	Parnassus Investments	As part of Samantha D. Palm’s compensation, she may receive a bonus based on the pre-tax performance of the Parnassus Fixed Income Fund over multiple years versus the Barclays U.S. Aggregate Bond Index.

	Profit Sharing Bonus	Parnassus Investments	Parnassus Investments allocates a certain percentage of its pre-tax earnings to all full-time employees. As an eligible employee, Samantha D. Palm receives profit sharing based on a percentage of her salary.

The dollar range of shares of the Funds beneficially owned by the Funds’ portfolio managers as of December 31, 2013 (which is also the valuation date) is set forth below.

Fund	Dollar Range of Shares of Jerome L. Dodson	Dollar Range of Shares of Todd C. Ahlsten	Dollar Range of Shares of Benjamin E. Allen	Dollar Range of Shares of Matthew D. Gershuny
Parnassus Fund	Over $1,000,000	$100,001-$500,000	$50,001-$100,000	$10,001-$50,000
Parnassus Core Equity Fund	$500,001-$1,000,000	Over $1,000,000	$100,001-$500,000	$100,001-$500,000
Parnassus Endeavor Fund	Over $1,000,000	$100,001-$500,000	$10,001-$50,000	$10,001-$50,000
Parnassus Mid Cap Fund	$500,001-$1,000,000	$100,001-$500,000	$10,001-$50,000	$100,001-$500,000
Parnassus Small Cap Fund	Over $1,000,000	$100,001-$500,000	$10,001-$50,000	$10,001-$50,000
Parnassus Asia Fund	Over $1,000,000	$100,001-$500,000	$50,001-$100,000	$10,001-$50,000
Parnassus Fixed Income Fund	$10,001-$50,000	$1-$10,000	$1-$10,000	$1-$10,000

Fund	Dollar Range of Shares of Lori A. Keith	Dollar Range of Shares of Ryan S. Wilsey	Dollar Range of Shares of Ian Sexsmith	Dollar Range of Shares of Romahlo I. Wilson	Dollar Range of Shares of Samantha D. Palm
Parnassus Fund	$1-$10,000	$10,001-$50,000	$1-$10,000	$1-$10,000	$10,001-$50,000
Parnassus Core Equity Fund	$10,001-$50,000	$100,001-$500,000	$50,001-$100,000	$50,001-$100,000	$50,001-$100,000
Parnassus Endeavor Fund	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000	$10,001-$50,000

Parnassus Mid Cap Fund	$100,001-$500,000	$1-$10,000	$1-$10,000	$1-$10,000	$10,001-$50,000
Parnassus Small Cap Fund	$1-$10,000	$100,001-$500,000	$1-$10,000	$1-$10,000	$10,001-$50,000
Parnassus Asia Fund	$1-$10,000	$10,001-$50,000	None	None	None
Parnassus Fixed Income Fund	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000	$50,001-$100,000

NET ASSET VALUE

The Net Asset Values of the Funds’ shares are computed once each day as of the close of trading on the New York Stock Exchange (“NYSE”), usually 4:00 p.m., Eastern Time, on each day that the NYSE is open for trading and on any other day that there is a sufficient degree of trading in investments held by the Funds to affect their Net Asset Values. The NYSE is generally closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday, and when any such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period. The NYSE also may be closed on national days of mourning or due to natural disasters or other extraordinary events or emergencies.

In determining the Net Asset Values of the Funds’ shares, the Trustees have adopted a set of policies and procedures to value the securities held in the Funds’ portfolios. Short-term securities are generally money-market instruments and are valued at amortized cost, which approximates market value. A market-value adjustment is applied to certain short-term securities to reflect penalties for early withdrawal. Equity securities that are listed or traded on a national securities exchange are stated at market value based on recorded closing sales on the exchange or on the Nasdaq’s National Market System official closing price. In the absence of a recorded sale, and for over-the-counter securities, equity securities are stated at the mean between the last recorded bid and asked prices (unless the spread between the bid and ask is so large that the Adviser believes using the mean would overstate the value of the security in which case the security will be “fair valued” as described below). Long-term, fixed income securities are valued each business day using prices based on procedures established by independent pricing services and approved by the Trustees. Fixed income securities with an active market are valued at the “bid” price where such quotes are readily available from brokers and dealers and are representative of the actual market for such securities. Other fixed income securities experiencing a less active market are valued by the pricing services based on methods, which include consideration of trading in securities of comparable yield, quality, coupon, maturity and type, as well as indications as to values from dealers and other market data without exclusive reliance upon quoted prices or over-the-counter prices, since such valuations are believed to reflect more accurately the value of such securities.

Equity and fixed income securities for which market quotations are not readily available are priced at their fair value, in accordance with procedures established and overseen by the Trustees. In determining fair value, the Trustees may consider a variety of information including, but not limited to, the following: price based upon a multiple of earnings or sales, a discount from the market value of a similar security, fundamental analytical data, and an evaluation of market conditions. Types of securities that the Funds may hold for which fair-value pricing might be required include, but are not limited to: (a) illiquid securities, including “restricted” securities and private placements for which there is no public market; (b) securities of an issuer that has entered into a restructuring; and (c) securities whose trading has been halted or suspended. The fair value of a security is the amount the Funds might reasonably expect to receive upon a current sale. The fair value of a security may differ from the last quoted price, and the Funds may not be able to sell a security at the fair value determined, as valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations.

The Parnassus Asia Fund may invest in securities principally traded in markets outside the U.S. The foreign markets in which the Parnassus Asia Fund may invest are sometimes open on days when the NYSE is not open and the Parnassus Asia Fund does not calculate its Net Asset Value, and sometimes are not open on days when the Parnassus Asia Fund does calculate its Net Asset Value. Even on days on which both the foreign market and the NYSE are open, several hours may pass between the time when trading in the foreign market closes and the time as of which the Parnassus Asia Fund calculates its Net Asset Value. So, the value of the Parnassus Asia Fund’s portfolio may be affected on days when the Parnassus Asia Fund does not calculate its Net Asset Value and shareholders cannot purchase or redeem Fund shares.

DISTRIBUTIONS AND TAXES

Set forth below is a summary of certain United States federal income tax considerations applicable to the Funds and the purchase, ownership and disposition of shares. This discussion does not purport to be a complete description of the income tax considerations that may be applicable to an investment in the Funds. For example, this summary does not discuss certain tax considerations that may be relevant to non U.S. holders or holders who are subject to special rules under the Code, including shareholders subject to the alternative minimum tax, tax-exempt organizations, certain financial institutions, dealers in securities, and pension plans and trusts. In addition, this summary does not discuss any aspect of U.S. estate or gift tax or foreign, state or local taxes.

Taxation of the Funds

Each Fund has elected to be treated, has qualified, and intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. To qualify as a regulated investment company, each Fund must comply with certain requirements of the Code relating to, among other things, the sources of its income and the diversification of its assets. If a Fund so qualifies as a regulated investment company and distributes to its shareholders at least 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain), it will not be subject to U.S. federal income tax on its investment company taxable income (including net short-term capital gain, if any), realized during any fiscal year, or on its net capital gain realized during any fiscal year, to the extent that it distributes such income and gain to the Fund’s shareholders. If a Fund failed to qualify as a regulated investment company under Subchapter M in any fiscal year, it would be treated as a corporation for federal income tax purposes and, as such, the Fund (but not its shareholders) would be required to pay income taxes on the Fund’s net investment income and net realized capital gains, if any, at the rates generally applicable to corporations, whether or not the Fund distributed such income or gains. In addition, distributions to the Fund’s stockholders, whether from that Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

As a regulated investment company, a Fund is generally not allowed to utilize any net operating loss realized in a taxable year in computing investment company taxable income in any prior or subsequent taxable year. The Fund may, however, carry forward capital losses in excess of capital gains (“net capital losses”) from a taxable year to offset capital gains, if any, realized in a subsequent taxable year, subject to certain limitations. If the net capital losses were incurred in a taxable year beginning on or before December 22, 2010 (“pre-2011 capital losses”), such capital losses may be carried forward eight taxable years and in the year to which they are carried forward, such losses are treated as short-term capital losses that offset short-term capital gains and then offset long-term capital gains. Net capital losses incurred in taxable years beginning after December 22, 2010 (post-2010 capital losses) may be carried forward for an unlimited period but will be required to be utilized prior to pre-2011 capital losses, which carry an expiration date. As a result of this ordering rule, pre-2011 capital loss carryforwards could expire unused if capital gains in excess of post-2010 capital losses are insufficient to absorb the pre-2011 capital losses prior to their expiration. Additionally, post-2010 capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as required for pre-2011 capital losses.

In addition to the foregoing limitations, the amount of capital losses that can be carried forward and used in any single year may be limited in the case of assets acquired in a transaction constituting an “ownership change” within the meaning of Section 382 of the Code. An ownership change can occur if, for example, a mutual fund company with capital loss carryforwards and unrealized losses is acquired by another mutual fund and shareholders of the acquired mutual fund hold less than 50% of the outstanding shares of the acquiring mutual fund following the transaction. When an ownership change occurs, the capital losses of the acquired fund are subject to an annual limitation equal to the product of the net asset value of the acquired fund immediately prior to the transaction and the “long-term tax-exempt rate” published by the IRS in effect at such time. Although losses in excess of the limitation may be carried forward, the carryforward of pre-2011 capital losses are subject to the eight-year limitation described above and, consequently, are subject to possible expiration if the Section 382 limitation prevents their utilization.

A Fund will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders. Each Fund intends to distribute substantially all of its investment company taxable income and net capital gains each fiscal year.

The Code imposes a 4% nondeductible excise tax on a Fund to the extent the Fund does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98.2% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. While each Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% nondeductible excise tax, there can be no assurance that sufficient amounts of a Fund’s taxable income and capital gain will be distributed to avoid entirely the imposition of the excise tax. In that event, the Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.

Taxation of Shareholders

Dividends from a Fund’s net investment income, including distributions from a Fund’s net realized short-term capital gains, are taxable to stockholders as ordinary income (although a portion of such dividends may be taxable to investors at the lower rate applicable to dividend income), whereas distributions from a Fund’s net realized long-term capital gains are taxable as long-term capital gain regardless of the stockholder’s holding period for the shares. Such dividends and distributions are taxable to stockholders whether received in cash or in additional shares of the Fund. In the case of domestic corporate shareholders, a portion of the income distributions of the Funds may be eligible for the 70% dividends received deduction.

Any dividend or capital gains distribution paid shortly after a purchase of Fund shares will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Even if the net asset value of Fund shares immediately after a dividend or distribution is less than the cost of such shares to the stockholder so that the dividend or distribution is the economic equivalent of a return of capital to the shareholder, the dividend or distribution will be taxable to the stockholder.

To the extent a Fund invests in securities of foreign issuers its income from such securities may be subject to foreign taxes. If more than 50% of the Fund’s total assets at the end of its fiscal year are invested in stock or securities of foreign corporate issuers, the Fund may make an election permitting its shareholders to benefit from any deduction or foreign tax credit available with respect to their pro rata portion of certain qualified foreign taxes paid by the Fund in respect of foreign securities the Fund has held for at least the minimum period specified in the Code. Pursuant to such election, the Fund would treat those taxes as dividends paid to its shareholders, and each shareholder (1) would be required to include in gross income, and treat as paid by the shareholder, the shareholder’s proportionate share of those taxes, (2) would be required to treat that share of those taxes and of any dividend the Fund paid that represents income from foreign or U.S. possession sources as the shareholder’s own income from such sources, and (3) would use the foregoing information in calculating the foreign tax credit against the shareholder’s federal income tax or, alternatively, deduct the taxes deemed paid by the shareholder in computing taxable income. A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes will be subject to certain limitations imposed by the Code, including a holding period requirement, as a result of which a shareholder may not get a full credit or deduction for the amount of foreign taxes so paid by the Fund. Shareholders who do not itemize on their federal income tax returns may claim a credit (but not a deduction) for such foreign taxes.

A redemption of shares will generally result in a capital gain or loss for income tax purposes for shareholders who hold such shares for investment. Such capital gain or loss will be long term or short term, depending upon the shareholder’s holding period in the redeemed shares. However, if a loss is realized on shares held for six months or less, and the investor received a distribution of net long-term capital gains during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received. Any loss realized on a sale or exchange of Fund shares will be disallowed to the extent that shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the original shares. In that case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

In addition to reporting gross proceeds from redemptions, exchanges or other sales of mutual fund shares, federal law requires mutual funds, such as the Funds, to report to the IRS and shareholders the “cost basis” of shares acquired by shareholders on or after January 1, 2012 (“covered shares”) that are redeemed, exchanged or otherwise sold on or after such date. These requirements generally do not apply to investments through a tax-deferred arrangement or to certain types of entities (such as C corporations). S corporations, however, are not exempt from these new rules.

Please note that if a shareholder is a C corporation, unless the shareholder has previously notified the Funds in writing that it is a C corporation, the shareholder must complete a new Form W-9 exemption certificate informing the Funds of such C corporation status or the Funds will be obligated to presume that the shareholder is an S corporation and to report the cost basis of covered shares that are redeemed, exchanged or otherwise sold after January 1, 2012 to the IRS and to the shareholder pursuant to these rules. Also, if a shareholder holds Fund shares through a broker (or another nominee), the shareholder should contact that broker (nominee) with respect to the reporting of cost basis and available elections for the shareholder’s account.

If a shareholder holds Fund shares directly, the shareholder may request that the shareholder’s cost basis be calculated and reported using any one of a number of IRS-approved alternative methods. See “Calculating Cost Basis” below. A shareholder should contact the Funds to make, revoke or change the shareholder’s election. If a shareholder does not affirmatively elect a cost basis method, the Funds will use the average cost basis method as its default method for determining the shareholder’s cost basis.

Shareholders should note that they will continue to be responsible for calculating and reporting the cost basis, as well as any corresponding gains or losses, of Fund shares that were purchased prior to January 1, 2012 that are subsequently redeemed, exchanged or sold. Shareholders are encouraged to consult with their tax advisors regarding the application of the new cost basis reporting rules to them and, in particular, which cost basis calculation method they should elect. In addition, because the Funds are not required to, and in many cases does not possess the information to, take into account all possible basis, holding period or other adjustments into account in reporting cost basis information to shareholders, shareholders also should carefully review the cost basis information provided to them by the Funds and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax return.

Each Fund may be required to withhold Federal income tax at a rate of 28% (“backup withholding”) from dividend payments and redemption proceeds if a stockholder fails to furnish the Fund with his social security or other tax identification number and certify under penalty of perjury that such number is correct and that such stockholder is not subject to backup withholding due to the underreporting of income. The certification form is included as part of the Purchase Application and should be completed when the account is opened.

Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions.

This section is not intended to be a complete discussion of present or proposed federal income tax laws and the effect of such laws on an investor. Investors are urged to consult with their respective tax advisers for a complete review of the tax ramifications of an investment in the Funds.

CALCULATING COST BASIS

The IRS allows you to calculate cost basis using one of three methods:

•	Average Basis. Under this method, the shareholder must divide the total cost basis of all shares held in the account (including reinvested distributions) by the total number of shares held at the time of the sale or redemption. The holding period of the shares sold is determined on a First-in, First-out (FIFO) basis. This method is most commonly used by mutual funds (including the Parnassus Funds) when providing cost basis information to their shareholders.

•	First-in, First-out (FIFO). This method assumes that the first shares acquired were the first shares redeemed. While this method is simple to apply, it may result in the realization of larger gains if the first shares you acquired were purchased at the lowest prices. The IRS assumes FIFO is used if shares are not adequately identified at the time of the sale or exchange or another method has not been selected.

•	Specific Share Identification. Under this method, the shareholder is required to specifically identify the shares sold at the time of the sale. Although this method allows shareholders to identify the shares that will yield the most favorable tax result, it may result in additional record keeping.

You are required to provide written instructions to your selling agent in advance of any redemption as to which shares are to be sold.

Once you’ve selected a method for calculating the cost basis for a particular fund, you generally cannot change to another cost basis method without the approval of the IRS. However, you can select different methods for other funds you may own. For additional information on the three available methods, please refer to IRS Publication 550, Mutual Fund Distributions.

GENERAL

The Parnassus Funds trust is an open-end management investment company that was organized as a Massachusetts business trust on April 4, 1984, and prior to February 11, 2005, was known as The Parnassus Fund. The Parnassus Income Funds trust is an open-end management investment company that was organized as a Massachusetts business trust on August 8, 1990, and prior to February 11, 2005, was known as The Parnassus Income Trust.

Each Declaration of Trust permits the applicable Trust to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares to a greater or lesser number of shares without thereby changing the proportionate beneficial interest in a Fund. Each share represents an interest in a Fund proportionately equal to the interest of another individual share. Certificates representing shares will not be issued. Instead, each shareholder will receive a quarterly statement, and an additional statement each time there is a transaction in the account. These statements will be evidence of ownership. Upon a Fund’s liquidation, all shareholders would share pro rata in the net assets available for distribution to shareholders. If they deem it advisable and in the best interests of shareholders, the Boards of Trustees may create additional series of shares or classes thereof that may have separate assets and liabilities, and which may differ from each other as to dividends and other features. Shares of each series or class thereof would be entitled to vote separately as a series or class only to the extent required by the 1940 Act or as permitted by the Trustees. Trust operating expenses will be allocated fairly among the Funds, generally on the basis of their relative Net Asset Value.

The Declarations of Trust provide that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declarations of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Shareholders of the Funds of each Trust are entitled to one vote for each full share held (and fractional votes for fractional shares), and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. It is not contemplated that regular annual meetings of shareholders will be held. Both Declarations of Trust and Restated By-Laws provide that the Funds’ shareholders have the right to remove a Trustee, with or without cause, upon the affirmative vote of the holders of a majority of its outstanding shares represented at a meeting with respect thereto (assuming a quorum is present, which is one-third of the outstanding shares). The Funds are required to call a meeting of shareholders to vote on the removal of a Trustee (as well as on any other proper matter) upon the written request of shareholders holding not less than one-third of its outstanding shares and entitled to vote at such meeting. In addition, ten shareholders holding the lesser of $25,000 worth or one percent of Fund shares may advise the Trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a Trustee. The Trustees will then, if requested by the applicants and at their own expense, mail the applicants’ communication to all other shareholders. The holders of shares have no pre-emptive or conversion rights. Shares when issued are fully paid and nonassessable. No amendment that would have a material adverse impact upon the rights of the shareholders may be made to a Declaration of Trust without the affirmative vote of the holders of more than 50% of the applicable Trust’s outstanding shares.

Each Fund, other than the Parnassus Core Equity Fund, has only one class of shares. The Parnassus Core Equity Fund offers two classes of shares, Investor Shares and Institutional Shares, which differ only in their ongoing fees and investment eligibility requirements.

The Parnassus Core Equity Fund Investor Shares and Institutional Shares represent an interest in the same assets of the Parnassus Core Equity Fund, have the same rights, and are identical in all material respects, except that (i) Investor Shares bear annual service fees pursuant to the Servicing Plan, while Institutional Shares are not subject to such fees; (ii) Institutional Shares are available only to shareholders who invest directly in the Parnassus Core Equity Fund or who invest through a broker-dealer, financial institution or servicing agent that does not receive a service fee from the Parnassus Core Equity Fund or the Adviser; and (iii) that the Board of Trustees may elect to have certain expenses specific to the Investor Shares or Institutional Shares be borne solely by the class to which such expenses are attributable, but any expenses not specifically allocated to the Investor Shares or Institutional Shares shall be allocated to each such class on the basis of the Net Asset Value of that class in relation to the Net Asset Value of the Parnassus Core Equity Fund.

The Declarations of Trust each contain an express disclaimer of shareholder liability for Trust acts or obligations, and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trusts or their Trustees. The Declarations of Trust provide for indemnification and reimbursement of expenses out of a Trust’s property for any shareholder held personally liable for its obligations. The Declarations of Trust also provide that each Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trusts and satisfy any judgment thereon. Thus, while Massachusetts law permits a shareholder of a trust such as the Trusts to be held personally liable as a partner under certain circumstances, the risk of a shareholder incurring financial loss on account of shareholder liability is highly unlikely and is limited to the relatively remote circumstances in which the Trusts would be unable to meet their obligations.

Deloitte & Touche LLP, 555 Mission Street, San Francisco, California 94105, is the Funds’ independent registered public accounting firm.

Brown Brothers Harriman & Co., 50 Post Office Square, Boston, Massachusetts 02110, is the custodian of the Funds’ assets. Shareholder inquiries should be directed to the Funds.

Parnassus Investments, 1 Market Street, Suite 1600, San Francisco, California 94105, is the Funds’ transfer agent and accounting agent. Jerome L. Dodson, the Trusts’ President, is the majority stockholder of Parnassus Investments.

Parnassus Funds Distributor, 1 Market Street, Suite 1600, San Francisco, California 94105, serves as the distributor (“Distributor”) in connection with the continuous offering of the Funds’ shares. The Distributor and participating dealers with whom it has entered into dealer agreements offer shares of the Funds as agents on a best efforts basis and are not obligated to sell any specific amount of shares. Parnassus Funds Distributor is a wholly-owned subsidiary of Parnassus Investments.

FINANCIAL STATEMENTS

The Funds’ audited financial statements for the fiscal year ended December 31, 2013 are incorporated in this statement of additional information by reference to the Funds’ Annual Report to shareholders dated December 31, 2013. A copy of the Annual Report, which contains the Funds’ audited financial statements for the year ended December 31, 2013, may be obtained free of charge by writing or calling the Funds, or by visiting the Funds’ website (www.parnassus.com).

ANNEX A

CORPORATE BOND RATINGS

Moody’s Investors Service, Inc. (“Moody’s”)

Aaa Bonds, which are rated Aaa, are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds, which are rated Aa, are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because the margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risk appear somewhat larger than with the Aaa securities.

A Bonds, which are rated A, possess many favorable investment attributes and are considered upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest some susceptibility to future impairment.

Baa Bonds, which are rated Baa, are considered medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Note: Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and, the modifier 3 indicates a ranking in the lower end of that generic rating category.

Standard & Poor’s Corporation, a division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s”)

AAA

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’ and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the greatest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

AA-1

ANNEX B

PARNASSUS INVESTMENTS PROXY VOTING POLICIES AND PROCEDURES

I.	Overview

Parnassus Investments manages the portfolios of the Parnassus Funds trust and the Parnassus Income Funds trust (collectively, the “Funds”) and may serve as a sub-adviser to other investment companies, and may also manage portfolios for separate account clients. Parnassus Investments takes environmental, social and governance (“ESG”) factors as well as financial factors into account in making investment decisions. We seek to invest in companies with positive performance on ESG criteria. Obviously, no company will be perfect in all categories, but Parnassus Investments makes value judgments in deciding which companies best meet the criteria. We do not invest in companies that derive significant revenues from the manufacture of alcohol or tobacco products or from direct involvement with gambling. We do not invest in companies with significant revenues derived from the manufacture of weapons or the generation of electricity from nuclear power.

II.	Procedures

Education and Decisions

Our process for voting proxies begins with education. Through various means, we educate ourselves on issues likely to affect voting. Education allows us to categorize issues into those explicitly covered by our Policies (below), those that follow from the spirit of the Policies and the firm, and those that require a new decision.

When considering a new issue, we may review information and recommendations from the company, from advocates, from our service provider Institutional Shareholder Services (“ISS”), a subsidiary of MSCI Inc., and/or others. Decisions are made by members of the investment team and are reviewed periodically by the Proxy Committee. We vote in a manner that we believe is in the best interest of clients and shareholders of the Funds.

Execution and Public Disclosure

In order to facilitate our proxy voting process, Parnassus Investments retains ISS, a firm with expertise in the proxy voting and corporate governance fields. ISS assists in the proxy voting process, including acting as our voting agent (i.e., actually processing the proxies), advising us as to current and emerging governance issues that we may wish to address, interpreting our Policies and applying them to individual proxy items, and providing analytical information concerning specific issuers and proxy items as well as governance trends and developments.

We also pay ISS to make our vote history public on our website, www.parnassus.com. We do not disclose how we voted before the information is made public.

Review

The Proxy Committee reviews our recent vote history periodically. This review process may result in updates to our Policies and Procedures.

III.	Policies

The following policies indicate our positions on proxy ballot issues and how we plan to vote shares held by the Funds and other clients. We do not delegate our proxy voting authority or rely solely on third-party recommendations to vote our shares. We will consider the views of the management of portfolio companies, but we will vote in a manner we believe is in the best interest of clients and shareholders of the Funds. These policies may not include all potential voting issues, and in rare cases, we may deviate somewhat from these policies.

Environmental Issues

•	We will vote for proposals asking for increased disclosure of current environmental practices and policies.

•	We will generally vote for shareholder proposals that reduce a company’s negative impact on the environment.

•	We will vote for proposals asking for the elimination or substitution of toxic compounds used in products.

•	We will vote for the adoption of the Coalition for Environmentally Responsible Economics (CERES) Principles.

Social Issues

Employee and Supply Chain

•	We will vote for proposals that show respect for a company’s workers.

•	We will vote for proposals asking for increased disclosure regarding impacts on employees and vendors or suppliers.

•	We will vote for proposals requesting that companies adopt appropriate codes of conduct regarding global labor practices within their own company and with vendors or suppliers. These may address the use of forced or child labor, fair wages, safe working conditions and the right to organize and bargain collectively.

Diversity

•	We will vote for proposals asking for increased disclosure on a company’s efforts to increase diversity. We will vote for proposals to improve the representation of women and minorities in the workforce, particularly at the executive level.

•	We will vote for proposals that assure pay equity among women, minorities, and their colleagues.

•	We will vote for proposals that adopt or improve nondiscrimination policies.

Community Relations

•	We will vote for proposals requesting the company be a good corporate citizen and show sensitivity to the communities where it operates.

Philanthropy

•	We will vote for proposals asking for increased disclosure of philanthropy.

•	We will generally vote for proposals to increase philanthropy.

Animal Welfare

•	We will generally vote for proposals asking for increased disclosure on a company’s animal testing.

•	We will generally vote for proposals requesting that management develop viable alternatives to animal testing.

•	We will generally vote for proposals calling for consumer products companies to reduce their use of animal testing.

Ethical Business Practices

•	We will generally vote for proposals that ensure that a company follows ethical business practices.

Corporate Governance

Election of Directors

•	We will vote for proposals that require Board slates to consist of a majority of Directors who are independent from management.

•	We will also vote for proposals to separate Chief Executive Officer and Chairman of the Board positions.

•	We will vote for increased diversity, including qualified women and minorities, on Boards.

•	We will vote against Directors who have attended less than 75% of the Board meetings.

•	We will vote against Directors who have ignored a shareholder proposal that has gained a majority of the votes outstanding.

•	We will vote for the establishment of a reasonable retirement age for Directors.

•	We will vote for proposals that require Directors to own a minimum number of shares in the company to encourage them to have the same interest as shareholders.

•	We will vote case-by-case on proposals that seek to change the size or range of the Board.

Independent Accountants

•	We will vote for the ratification of the company’s auditor unless we have reason to believe that the independence of the audit may be compromised. We will vote against ratification of the auditors when consulting fees exceed audit fees.

Reincorporation

•	We will consider changes in the state of incorporation on a case-by-case basis and evaluate the economic benefits of and business reasons for reincorporation.

•	We will vote against proposals to allow U.S.-based corporations to reincorporate overseas.

Shareholder Rights

Cumulative Voting

•	We will vote for bylaws requiring cumulative voting so that minority opinions can be represented on the Board.

Confidential Voting

•	We will vote for confidential voting to prevent management from identifying dissenting shareholders before the final vote count in an attempt to convince them to change their votes.

Dual Classes of Stock

•	We will vote against dual classes of stock.

Ability to Call Meetings

•	We will vote against proposals that limit a shareholder’s right to call special meetings because matters may arise between annual meetings.

Equal Access to Proxies

•	We will vote for proposals to allow shareholders space in proxy statements to state their views on contested issues.

•	We will vote for proposals to allow shareholders to nominate Director candidates on the company proxy as long as nominators own a substantial amount of stock and the nomination is not a frivolous one.

Compensation

Executive Compensation

•	We will vote on executive compensation on a case-by-case basis.

•	We will vote for proposals requesting that companies review and report on executive compensation. This includes reviews related to non-financial performance such as diversity, labor and human rights, environment, community relations, predatory lending, improvements in healthcare quality and other social issues.

Severance Packages

•	We will vote against severance that exceeds 2.5 times annual salary and bonus.

•	We will vote for proposals to take a shareholder vote on severance packages. We support the right of shareholders to vote on golden parachutes which we believe go above and beyond ordinary compensation practices. We take into account total management compensation, the employees covered by the plan and the quality of management.

Stock Options

•	We will vote on stock option plans on a case-by-case basis and consider voting and earnings dilution.

•	We will vote for Employee Stock Ownership Plans (ESOPs) to promote employee ownership unless they cause excessive dilution or are heavily weighted toward top management.

•	We will vote against the repricing of out-of-the-money stock options and stock options with exercise prices set below the stock’s market price on the day of the grant.

•	We will vote for the use of performance-based stock options which tie executive compensation more closely to company performance.

•	We will vote for expensing stock options as a cost in determining operating income because we believe that not expensing stock options overstates earnings.

Changes in Capital Structure

Increase Authorized Common Stock

•	We will vote for the authorization of additional common stock necessary to facilitate a stock split.

•	We will consider all other proposals for the authorization of additional common stock on a case-by-case basis.

Reverse Stock Split

•	We will consider management proposals to implement a reverse stock split on a case-by-case basis.

Share Repurchase

•	We will vote for management proposals to institute open-market share repurchase plans.

Issuance of Preferred Stock

•	We will consider the issuance of preferred stock on a case-by-case basis. We will examine the purpose and terms such as voting, dividend and conversion rights of the stock. In the event of proposals seeking to create blank check preferred stock to be used as a takeover defense or carrying superior voting rights, we will vote against these proposals.

Pre-emptive Rights

•	We will consider on a case-by-case basis proposals to create or abolish pre-emptive rights which allow shareholders to participate proportionately in any new issues of stock of the same class. We will take into account the size of a company and the characteristics of its shareholder base.

Mergers, Acquisitions and Other Corporate Restructurings

•	We consider mergers and acquisitions on a case-by-case basis and evaluate the terms of each proposal, the potential long-term value of the investment and the financial, strategic and operational benefits. Likewise, we will vote on a case-by-case basis on corporate restructuring proposals, such as leveraged buyouts, spin-offs, liquidations and asset sales.

Anti-Takeover Provisions

•	We will vote against staggered boards, which deter unwanted takeovers because a potential acquirer would have to wait at least two years to gain a majority of Board seats.

•	We will vote against poison pills and authorization to issue stock in an effort to avoid a takeover.

•	We will vote against supermajority provisions, which generally require at least a two-thirds affirmative vote for passage of issues.

IV.	Conflicts of Interest

There may be instances where our interests conflict, or appear to conflict, with client interests. For example, we may manage a pension plan for a company whose management is soliciting proxies. There may be a concern that we would vote in favor of management because of our relationship with the company. Or, for example, we (or our senior executive officers) may have business or personal relationships with corporate directors or candidates for directorship.

Our duty is to vote proxies in the best interests of our clients and Fund shareholders. Therefore, in situations where there is a conflict of interest, we will take one of the following steps to resolve the conflict:

1.	Vote the securities based on a pre-determined voting policy if the application of the policy to the matter presented involves little discretion on our part;

2.	Refer the proxy to the client or to a fiduciary of the client for voting purposes;

3.	Suggest that the client engage another party to determine how the proxy should be voted; or

4.	Disclose the conflict to the client or, with respect to a Fund, the Funds’ Independent Trustees and obtain the client’s or Trustees’ direction to vote the proxies.

V.	Voting of Foreign Shares

Voting on shareholder matters in foreign countries, particularly in emerging markets, may be subject to restrictions and limitations that impede or make impractical the exercise of shareholder rights. Such limitations may include:

•	Untimely or inadequate notice of shareholder meetings;

•	Restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes;

•	In person voting requirements;

•	Restrictions on the sale of securities for periods surrounding the shareholder meeting (“share blocking”);

•	Granting local agents powers of attorney to facilitate voting instructions;

•	Proxy materials or ballots not being readily available or ballots not being available in English.

The costs of voting (e.g., custodian fees, vote agency fees) in foreign markets may be substantially higher than for U.S. holdings. As such, Parnassus Investments may limit its voting of foreign holdings in instances where the issues presented are unlikely to have a material impact on shareholder value. We make our best efforts to vote proxies of foreign securities in accordance with our policies and procedures, however, in certain circumstances, it may be impractical or impossible to do so. Our service provider ISS assists us in this process.

VI.	Annual Review By Compliance

We conduct required annual compliance testing, during which our Proxy Voting Policies and Procedures are tested. This process entails a review of the Policy and testing by the Compliance Department to assess whether the Policies were followed during the year. The testing results are reviewed by the Chief Compliance Officer. Any time the Policies are no longer relevant, they will be amended to ensure they accurately reflect the procedures of Parnassus Investments.

VII.	Recordkeeping

We will maintain the following records with respect to proxy voting:

•	A copy of our proxy voting policies and procedures;

•	A copy of all proxy statements received (Parnassus Investments may rely on a third party or the SEC’s EDGAR system to satisfy this requirement);

•	A record of each vote cast on behalf of a client (Parnassus Investments may rely on a third party to satisfy this requirement);

•	A copy of any document prepared by Parnassus Investments that was material to making a voting decision or that memorializes the basis for that decision; and

•	A copy of each written client request for information on how we voted proxies on the client’s behalf and a copy of any written response to any (written or oral) client request for information on how we voted proxies on behalf of the requesting client.

These books and records shall be made and maintained in accordance with the requirements and time periods provided in Rule 204-2 of the Investment Advisers Act of 1940.

VIII.	Disclosure to Clients

We will disclose to clients and to the Board of Trustees of the Funds how they can obtain information from us on how client and Fund portfolio securities were voted. This disclosure will be made annually. We will provide a summary of these proxy voting policies and procedures to clients and to the Board of Trustees of the Funds, and, upon request, will provide them with a copy of the same.

PART C

OTHER INFORMATION

Item 28.	Exhibits.

	(a)	Amended and Restated Declaration of Trust as of December 6, 2002 – filed 4/18/03; Supplemental Declaration of Trust – filed 2/11/05; and Certification of Series - filed herewith.

	(b)	Amended and Restated By-laws – filed herewith.

	(c)	Rights of Shareholders – filed 4/23/02.

	(d)	Investment Advisory Agreement – filed 4/29/11.

	(e)	Distribution Agreement – filed 5/1/09.

	(g)	Custodian Agreement – filed 3/1/10.

	(h)(1)	Agreement for Transfer Agent Services and Fund Accounting and Administrative Services – filed 4/30/07.

	(h)(2)	Amended and Restated Shareholder Servicing Plan and Agreement – filed 4/30/13.

	(i)	Opinion of Foley & Lardner LLP – filed herewith.

	(j)	Consent of Deloitte & Touche LLP – filed herewitih.

	(n)	Amended and Restated Rule 18f-3 Multi-Class Plan – filed herewith.

	(p)	Code of Ethics of Registrant, Parnassus Income Funds, Parnassus Investments and Parnassus Funds Distributor – filed 4/29/11.

	(q)(1)	Power of Attorney – filed 4/25/05.

	(q)(2)	Power of Attorney – filed 2/14/13.

	(q)(3)	Power of Attorney – filed herewith.

Item 29.	Persons Controlled by or under Common Control with Registrant.

Registrant is not controlled by or under common control with any other person, except to the extent Registrant may be deemed to be under common control with Parnassus Funds by virtue of having the same individuals as Trustees.

Item 30.	Indemnification.

Under the provisions of the Trust’s Declaration of Trust, the Trust will indemnify its present or former Trustees, officers, employees and certain other agents against liability incurred in such capacity except that no such person may be indemnified if there has been an adjudication of liability against that person based on a finding of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Item 31.	Business and Other Connections of the Investment Adviser.

The Registrant’s investment adviser, Parnassus Investments, is the investment adviser to Parnassus Funds.

Item 32.	Principal Underwriters. (a) Parnassus Funds Distributor serves as underwriter for both Parnassus Funds and the Registrant. (b) The officers and directors of Parnassus Funds Distributor are as follows:

Name and Principal Business Address	Position with Distributor	Position with Registrant

Jerome L. Dodson 1 Market Street Suite 1600 San Francisco, CA 94105	Chairman, Chief Executive Officer, President and Director	President and Trustee

Thao Dodson 1 Market Street Suite 1600 San Francisco, CA 94105	Director	None

Marc C. Mahon 1 Market Street Suite 1600 San Francisco, CA 94105	Chief Financial Officer, Treasurer and Director	Principal Accounting Officer and Treasurer

John V. Skidmore II 1 Market Street Suite 1600 San Francisco, CA 94105	Chief Compliance Officer and Secretary	Chief Compliance Officer and Assistant Secretary

Name and Principal Business Address	Position with Distributor	Position with Registrant

Benjamin E. Allen 1 Market Street Suite 1600 San Francisco, CA 94105	Vice President and Director	None

Minnie Chen 1 Market Street Suite 1600 San Francisco, CA 94105	Assistant Treasurer	None

Marie Lee 1 Market Street Suite 1600 San Francisco, CA 94105	Assistant Secretary	None

(c) None.

Item 33.	Location of Accounts and Records.

All accounts, books and records are in the physical possession of Jerome L. Dodson at Registrant’s headquarters at 1 Market Street, Suite 1600, San Francisco, CA 94105.

Item 34.	Management Services.

Discussed in Part A and Part B.

Item 35.	Undertakings.

Not applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amended Registration Statement under Rule 485(b) under the Security Act and has duly caused this Amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City and County of San Francisco and the State of California on the 30th day of April 2014.

PARNASSUS INCOME FUNDS
(Registrant)

By:	/s/ Jerome L. Dodson
Jerome L. Dodson, President

Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

Signature	Title	Date

/s/ Jerome L. Dodson Jerome L. Dodson	Principal Executive Officer And Trustee	April 30, 2014

/s/ Marc C. Mahon Marc C. Mahon	Principal Financial and Accounting Officer	April 30, 2014

Donald V. Potter+	Trustee	*

Alecia A. DeCoudreaux+	Trustee	*

Jeanie S. Joe+	Trustee	*

Donald J. Boteler+	Trustee	*

+By:	/s/ Jerome L. Dodson
Jerome L. Dodson
Attorney-in-Fact*

*	Signature is affixed as of April 30, 2014. Power of attorney – filed 4/25/05; 2/14/13 and herewith.

Signature Page

EXHIBIT INDEX

Exhibit No.	Description

(a)	Amended and Restated Declaration of Trust*; Supplemental Declaration of Trust*; and Certification of Series - filed herewith

(b)	Amended and Restated Bylaws – filed herewith

(c)	Rights of Shareholders*

(d)	Investment Advisory Agreement*

(e)	Distribution Agreement*

(g)	Custodian Agreement*

(h)(1)	Agreement for Transfer Agent Services and Accounting and Administrative Services*

(h)(2)	Amended and Restated Shareholder Servicing Plan and Agreement – filed 4/30/13

(i)	Opinion of Foley & Lardner LLP – filed herewith

(j)	Consent of Deloitte & Touche LLP – filed herewith

(k)	None

(l)	None

(m)	None

(n)	Amended and Restated Rule 18f-3 Multi-Class Plan - filed herewith

(p)	Code of Ethics*

(q)(1)	Power of Attorney*

(q)(2)	Power of Attorney*

(q)(3)	Power of Attorney – filed herewith

*	Filed previously.

Exhibit Index